CONFORMED COPY

                              AGRILINK FOODS, INC.,

                                  as Borrower,

                                       and

                           PRO-FAC COOPERATIVE, INC.,
                                  as Guarantor,

                        THE OTHER GUARANTORS PARTY HERETO

                             ----------------------

                                  $200,000,000

                      SENIOR SUBORDINATED CREDIT AGREEMENT

                         Dated as of September 23, 1998

                             ----------------------

                            WARBURG DILLON READ LLC,
                       as Arranger and Syndication Agent,

                                       and

                            UBS AG, STAMFORD BRANCH,
                            as Administrative Agent,

                                       and

                   THE LENDERS FROM TIME TO TIME PARTY HERETO

                                TABLE OF CONTENTS


                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.


                                                                                                            Page
Section 1.    Definitions, Accounting Matters and Rules of Construction.......................................1

     1.01.    Certain Defined Terms...........................................................................1
     1.02.    Accounting Terms...............................................................................20
     1.03.    Rules of Construction..........................................................................20

Section 2.    Amount and Terms of Loan Commitment and Loans; Notes...........................................21

     2.01.    Initial Loan and Initial Note..................................................................21
     2.02.    Term Loan and Term Note........................................................................23
     2.03.    Interest on the Loans..........................................................................24
     2.04.    Fees...........................................................................................25
     2.05.    Prepayments....................................................................................25
     2.06.    Manner and Time of Payment.....................................................................30
     2.07.    Use of Proceeds................................................................................30

Section 3.    Yield Protection, Etc..........................................................................31

     3.01.    Funding Indemnity..............................................................................31
     3.02.    Change of Law..................................................................................31
     3.03.    Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR Rate.............32
     3.04.    Increased Cost and Reduced Return..............................................................32
     3.05.    Capital Adequacy...............................................................................33
     3.06.    Withholding Taxes..............................................................................33
     3.07.    Lender Replacement.............................................................................35

Section 4.    Guarantee......................................................................................35

     4.01.    The Guarantee..................................................................................35
     4.02.    Guarantee Unconditional........................................................................35
     4.03.    Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances....................36
     4.04.    Subrogation....................................................................................37
     4.05.    Waivers........................................................................................37
     4.06.    Stay of Acceleration...........................................................................37
     4.07.    General Limitation on Guarantee Obligations....................................................37
     4.08.    Subordination..................................................................................37

                                                                                                            Page
Section 5.    Conditions Precedent...........................................................................37

     5.01.    Conditions to Effectiveness of Loan Documents and Obligation to Make Initial Loan..............37
     5.02.    Conditions to Term Loan........................................................................41
     5.03.    Determinations Under Section 5.................................................................42

Section 6.    Representations and Warranties.................................................................42

     6.01.    Organization and Power.........................................................................42
     6.02.    Subsidiaries...................................................................................42
     6.03.    [Reserved].....................................................................................43
     6.04.    Financial Reports..............................................................................43
     6.05.    Litigation and Taxes...........................................................................44
     6.06.    Burdensome Contracts with Affiliates...........................................................44
     6.07.    ERISA..........................................................................................44
     6.08.    Full Disclosure................................................................................44
     6.09.    Compliance with Law............................................................................45
     6.10.    Certain Contracts..............................................................................45
     6.11.    Stock Purchase Agreement Warranties............................................................45
     6.12.    Restrictive Agreements.........................................................................45
     6.13.    No Default Under Other Agreements..............................................................45
     6.14.    Status Under Certain Laws......................................................................46
     6.15.    Year 2000 Compliance...........................................................................46
     6.16.    Solvency, Etc..................................................................................46

Section 7.    Covenants......................................................................................46

     7.01.    Maintenance of Business........................................................................46
     7.02.    Maintenance....................................................................................46
     7.03.    Taxes..........................................................................................47
     7.04.    Insurance......................................................................................47
     7.05.    Financial Reports..............................................................................47
     7.06.    Compliance with Laws...........................................................................48
     7.07.    Nature of Business.............................................................................48
     7.08.    Liens..........................................................................................49
     7.09.    Indebtedness...................................................................................50
     7.10.    Acquisitions, Investments, Loans and Advances and Guarantees...................................50
     7.11.    Restricted Payments............................................................................52
     7.12.    Mergers........................................................................................52
     7.13.    Sales of Assets................................................................................53
     7.14.    Burdensome Contracts with Affiliates...........................................................53
     7.15.    No Change in Fiscal Year.......................................................................53
     7.16.    Formation of Subsidiaries......................................................................53
     7.17.    No Restriction on Subsidiary Dividends.........................................................54

                                                                                                            Page

     7.18.    Concerning the Subordinated Debt...............................................................54
     7.19.    Limitation on Senior Subordinated Indebtedness.................................................54
     7.20.    Concerning the Marketing Agreement.............................................................54
     7.21.    Year 2000 Assessment...........................................................................54
     7.22.    Preservation of Cooperative Status.............................................................55
     7.23.    Take-Out Financing.............................................................................55
     7.24.    Exchange of Term Notes.........................................................................56
     7.25.    Register.......................................................................................56
     7.26.    Senior Subordinated Indenture; Etc.............................................................57
     7.27.    Amendments or Waivers of Certain Documents.....................................................57
     7.28.    Release of Covenants upon Conversion; Term Loan Covenants......................................57

Section 8.    Events of Default..............................................................................58

     8.01.    Events of Default..............................................................................58
     8.02.    Non Bankruptcy Defaults........................................................................59
     8.03.    Bankruptcy Defaults............................................................................59
     8.04.    Willful Default................................................................................59

Section 9.    Agents.........................................................................................60

     9.01.    General Provisions.............................................................................60
     9.02.    Indemnification................................................................................62
     9.03.    Consents Under Other Loan Documents............................................................62

Section 10.   Miscellaneous..................................................................................63

     10.01.   Waiver of Rights...............................................................................63
     10.02.   [Reserved].....................................................................................63
     10.03.   Expenses, Indemnification, Etc.................................................................63
     10.04.   Documentary Taxes..............................................................................64
     10.05.   Amendments, Etc................................................................................64
     10.06.   Survival of Representations....................................................................65
     10.07.   Assignments and Participations.................................................................66
     10.08.   Right of Setoff; Sharing of Payments; Etc......................................................67
     10.09.   Lending Offices................................................................................68
     10.10.   Discretion of Banks as to Manner of Funding....................................................68
     10.11.   Notices........................................................................................69
     10.12.   [Reserved].....................................................................................69
     10.13.   [Reserved].....................................................................................69
     10.14.   [Reserved].....................................................................................69
     10.15.   Counterparts; Interpretation; Effectiveness....................................................69
     10.16.   Headings.......................................................................................69
     10.17.   Confidentiality................................................................................70

                                                                                                            Page
     10.18.   Waiver of Stay, Extension or Usury Laws........................................................70
     10.19.   Governing Law; Submission to Jurisdiction; Waivers; Etc........................................70
     10.20.   Waiver of Jury Trial...........................................................................71
     10.21.   Independence of Representations, Warranties and Covenants......................................71
     10.22.   Severability...................................................................................71
     10.23.   Acknowledgments................................................................................71

Section 11.   Subordination..................................................................................72

     11.01.   Agreement to Subordinate.......................................................................72
     11.02.   Liquidation; Dissolution; Bankruptcy...........................................................72
     11.03.   No Payment on Loans and Notes in Certain Circumstances.........................................72
     11.04.   Acceleration of Notes..........................................................................73
     11.05.   When Distributions Must Be Paid Over...........................................................74
     11.06.   Notice.........................................................................................74
     11.07.   Subrogation....................................................................................75
     11.08.   Relative Rights................................................................................75
     11.09.   The Company, Guarantors and Lenders May Not Impair Subordination...............................75
     11.10.   Distribution or Notice to Representative.......................................................76
     11.11.   Rights of Administrative Agent.................................................................77
     11.12.   Authorization to Effect Subordination..........................................................77

Signatures..................................................................................................S-1


ANNEX A               -   Term Loan Covenants
ANNEX B               -   Definitions Applicable to Term Loan Covenants

SCHEDULE 6.02         -   Subsidiaries
SCHEDULE 6.05         -   Litigation and Taxes
SCHEDULE 7.08         -   Existing Liens
SCHEDULE 7.09         -   Existing Indebtedness
SCHEDULE 7.10         -   Existing Investments

EXHIBIT A-1           -   Form of Initial Note
EXHIBIT A-2           -   Form of Term Note
EXHIBIT B             -   Form of Notice of Borrowing
EXHIBIT C             -   Form of Notice of Conversion
EXHIBIT D             -   Form of Additional Guarantor Supplement
EXHIBIT E             -   Form of Assignment Agreement

         SENIOR SUBORDINATED CREDIT AGREEMENT dated as of September 23, 1998, among AGRILINK FOODS, INC., a New York corporation (the "Company"); PRO-FAC COOPERATIVE, INC., as Guarantor; the other Guarantors party hereto; each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 10.07(b), shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); WARBURG DILLON READ LLC, as arranger and syndication agent (the "Arranger"); and UBS AG, Stamford Branch, as administrative agent (the "Administrative Agent").

         The parties hereto agree as follows:

         Section 1. Definitions, Accounting Matters and Rules of Construction.

         1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

         "Acquisition" shall mean the acquisition by the Company of all of the outstanding capital stock of DFVC and BEMSA Holding, Inc., a Delaware corporation ("BEMSA"), and of the trademarks used in the businesses of DFVC and BEMSA, the transfer by the Company to Dean Foods or a subsidiary thereof of the asceptic business of the Company and the assets used in connection therewith and the related transactions provided for in the Stock Purchase Agreement and the Asset Transfer Agreement.

         "Acquisition Closing Date" shall mean the date the Acquisition is actually consummated.

         "Additional Guarantor Documentation" shall mean the following, each of which shall be satisfactory in form and substance to the Administrative Agent:

                  (i) good standing certificates for such Guarantor issued by its state of organization, issued not more than 30 days before the date of its Additional Guarantor Supplement;

                  (ii) copies of the Certificates of Incorporation, and all amendments thereto, of such Guarantor, certified by the Secretary of State of its state of incorporation not more than 30 days before the date of its Additional Guarantor Supplement;

                  (iii) copies of the by-laws, and all amendments thereto, of such Guarantor, certified as true, correct and complete on the effective date of its Additional Guarantor Supplement by the Secretary or Assistant Secretary of such Guarantor;

                  (iv) copies, certified as true, correct and complete by the Secretary or Assistant Secretary of such Guarantor, of resolutions regarding the transactions contemplated by this Agreement, duly adopted by the Board of Directors or other governing body of such Guarantor;

                  (v)  an  incumbency   and  signature   certificate   for  such
         Guarantor; and

                  (vi) legal matters incident to the execution and delivery of the Additional Guarantor Supplement shall be satisfactory to the Administrative Agent and its counsel and the Administrative Agent shall have received the favorable written opinion of counsel for such Guarantor in form and substance satisfactory to the Administrative Agent.

         "Additional Guarantor Supplement" is defined in Section 7.16.

         "Adjusted LIBOR Rate" shall mean a rate per annum determined pursuant to the following formula:

        Adjusted LIBOR Rate         =                      LIBOR Rate
                                                   100% - Reserve Percentage

         "Administrative Agent" shall have the meaning set forth in the introduction hereto.

         "Affiliate" shall mean, for any Person, any other Person (including all directors and officers of such Person) that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management or policies of a Person (through ownership of voting securities, by contract or otherwise); provided that, in any event, for purposes of this definition any Person that owns directly or indirectly 10% or more of the securities or other interests having ordinary voting power for the election of directors of a corporation or 10% or more of the partnership or other ownership interests of any other Person will be deemed to control such corporation or other Person.

         "Agent" means either of the Administrative Agent or the Arranger.

         "Agreement" shall mean this Credit Agreement, as the same may be amended, modified or restated from time to time in accordance with its terms.

         "Applicable Spread" means 5.00% for the period from and including the Closing Date and to but excluding the 90th day following the Closing Date, and for each subsequent 90-day period, the Applicable Spread in effect for the immediately preceding 90-day period plus 1.00%.

         "Approved Fund" shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Arranger" shall have the meaning set forth in the introduction hereto.

         "Asset Transfer Agreement" shall mean the Asset Transfer Agreement dated as of July 24, 1998 by and between Dean Foods and the Company, as amended as permitted hereby.

         "Assignment Agreement" shall mean an agreement substantially in the form of Exhibit F.

         "Auditors" see Section 7.05(b).

         "Bankruptcy Law" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute or any other United States federal, state or local law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors, whether in effect on the date hereof or hereafter.

         "Bankruptcy Order" shall mean any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

         "BEMSA" see the definition of Acquisition.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law or regulation or executive order to remain closed.

         "Capital Stock" shall have the meaning set forth in Annex B.

         "Capitalized Lease" shall mean any lease or other agreement for the use or possession of real or personal property the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "Capitalized Rentals" shall mean as of the date of any determination the amount at which the aggregate Rentals due and to become due under Capitalized Leases under which the Company or any Subsidiary is a lessee will be reflected as a liability on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP.

         "Cash Equivalents" shall have the meaning set forth in Annex B.

         "Change of Control" shall mean prior to the Conversion Date, the occurrence of any of the following events: (i) any of the capital stock of the Company shall be owned, either legally or beneficially, by any Person other than Parent; (ii) the number of the directors of the Company who are Disinterested Directors shall not at least equal the number of directors of the Company who are not Disinterested Directors; or (iii) more than 20% of the capital stock of Parent entitled at the time to vote for the election of directors shall be owned or controlled by a Person or group of Persons acting in concert.

         "Change of Control Date" shall have the meaning set forth in Section 2.05(a)(iii) (3)(A).

         "Change of Control Offer" shall have the meaning set forth in Section 2.05(a)(iii)(3).

         "Closing Date" shall mean the date on which the Initial Loans are made hereunder.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

         "Commission" shall mean the United States Securities and Exchange Commission.

         "Commitment Letter" shall mean the Commitment Letter among UBS AG, Stamford Branch, Warburg Dillon Read LLC and Agrilink Foods, Inc., dated September 14, 1998, together with all exhibits and schedules thereto and incorporated therein, as such letter has been amended to the date hereof.

         "Commitments" shall mean the Initial Loan Commitments and the Term Loan Commitments.

         "Company" shall have the meaning set forth in the introduction hereto.

         "Consolidated Net Income" for any period shall mean the gross revenues from any source of the Parent and its Subsidiaries for such period less all expenses and other proper charges determined for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP but computed prior to giving effect to gains and losses on the disposition of capital assets and other extraordinary gains and losses (including the write off of debt issuance costs, the payment of premium on the retirement of Indebtedness and gains resulting from pensions reversions) as determined in accordance with GAAP.

         "Consolidated Net Worth" shall mean, as of any date, the common stock and total shareholders' and members' capitalization of the Parent and its Subsidiaries, each computed on a consolidated basis in a manner consistent with that used in the preparation of the Parent's audited consolidated balance sheet for the fiscal year ended June 27, 1998 and heretofore delivered to the Lenders.

         "Consolidated Total Indebtedness" shall mean all Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Conversion Date" shall mean the one-year anniversary of the Closing Date.

         "Custodian"   means  any  custodian,   receiver,   trustee,   assignee,
liquidator or similar official under any Bankruptcy Law.

         "Dean Foods" shall mean Dean Foods Company, a Delaware corporation.

         "Debt Issuance" shall mean the incurrence by the Parent or any Subsidiary of any Indebtedness after the Closing Date.

         "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

         "Designated Senior Indebtedness" shall mean (i) Indebtedness under the Senior Credit Facility and (ii) any other Indebtedness constituting Senior Indebtedness that, at the date of determination, has an aggregate principal amount outstanding of at least $25.0 million and that is specifically designated by the Company, in the instrument creating or evidencing such Senior Indebtedness or in an Officer's Certificate delivered to the Administrative Agent, as "Designated Senior Indebtedness."

         "DFVC"   shall  mean  Dean  Foods   Vegetable   Company,   a  Wisconsin
corporation.

         "Disinterested Directors" means directors of the Company who are not employees, shareholders (at the time of becoming directors) or otherwise Affiliates (other than by reason of being a director of the Company) of either the Parent or the Company.

         "Disqualified  Capital Stock" shall have the meaning set forth in Annex
B.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "EBITDA" shall mean, with reference to any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income in respect of (i) Interest Expense, (ii) taxes imposed on or measured by income or excess profits, and (iii) all charges for depreciation of fixed assets and amortization of intangibles, all as determined in accordance with GAAP.

         "Eligible Person" shall mean (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100.0 million; (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus in a dollar equivalent amount of at least $100.0 million; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country that is also a member of the OECD; (iii) an insurance company, mutual fund entity which is regularly engaged in making, purchasing or investing in loans or securities or other financial institution organized under the laws of the United States, any state thereof, any other country that is a member of the OECD or a political subdivision of any such country with assets, or assets under management, in a dollar equivalent amount of at least $100.0 million; (iv) any Affiliate of a Lender; and (v) any other entity (other than a natural person) which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds, and investment funds. With respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor shall be treated as a single Eligible Person.

         "Equity Issuance" means a public offering, private placement or other issuance or sale of the capital stock or other equity interests (or of warrants, options or other rights therefor) of the Parent or any of its

Subsidiaries; provided that the issuance by the Parent of common stock to its producer members in accord with past practice shall not constitute an Equity Issuance.

         "Equity Offering" shall mean an underwritten primary offering of Capital Stock (other than Disqualified Capital Stock) of the Parent (to the extent that the net cash proceeds thereof are contributed to the equity capital of the Company (other than Disqualified Capital Stock (as defined in Annex B)) or the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act or pursuant to a private placement pursuant to an available exemption from registration under the Securities Act to the extent, in the case of such private placement, such Capital Stock is not sold to the Parent, the Company, any Subsidiary or any Affiliate (without giving effect to clause (ii) in the definition thereof in Annex B) thereof.

         "ERISA" shall have the meaning set forth in Section 6.07.

         "Event of Default" shall have the meaning set forth in Section 8.01.

         "Excess   Proceeds"  shall  have  the  meaning  set  forth  in  Section
2.05(a)(iii)(4).

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

         "Exchange Note Trustee" shall mean the trustee in connection with the Senior Subordinated Indenture.

         "Exchange Notes" shall have the meaning set forth in Section 7.24.

         "Existing Notes" shall mean the Company's existing $160 million 12 1/4% Senior Subordinated Notes due 2005.

         "Fair Market Value" shall have the meaning set forth in Annex B.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to Administrative Agent on such Business Day on such transactions by three federal funds brokers of recognized standing, as determined by Administrative Agent.

         "Fee Letter" shall mean the Fee Letter dated as of September 14, 1998, by and among UBS AG, Stamford Branch, Warburg Dillon Read LLC and Agrilink Foods, Inc.

         "Fixed Rate" means a rate of interest per annum equal to the Ten Year U.S. Treasury Rate (on the first date notice is given to the Administrative Agent pursuant to Section 2.03(a)(ii) to convert any portion of a Floating Rate Loan to a Fixed Rate Loan), plus 7.00%.

         "Fixed Rate Loans" means Loans described in Section 2.03(a)(ii).

         "Floating Rate Loans" means Loans described in Section 2.03(a)(i).

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination and consistently applied.

         "Governmental Body" shall mean the United States of America or any state or political subdivision thereof, and any other nation or political subdivision thereof or any agency, department, commission, board, bureau or instrumentality of any of the foregoing which exercises jurisdiction over the Parent or any of its Subsidiaries or any of their assets or the conduct of the business of the Parent or any of its Subsidiaries or any of their assets in any such jurisdiction.

         "Governmental Requirements" shall mean any law, ordinance, order, rule or regulation of a Governmental Body.

         "Guarantee"  shall mean the  guarantee  of each  Guarantor  pursuant to
Section 4.

         "Guarantors" shall mean the Parent and all Subsidiaries of the Parent (other than the Company) in each instance whether now owned and existing or hereafter formed or acquired other than (i) Subsidiaries of the Parent whose aggregate assets, revenues and net income comprise less than 2.00% of the assets, revenues and net income of the Parent and Subsidiaries taken as a whole and (ii) Foreign Subsidiaries.

         "Hedging Obligations" of any Person means the obligations of such Person pursuant to (i) any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates, (ii) agreements or arrangements designed to protect such Person against fluctuations in foreign currency exchange rates in the conduct of its operations, or (iii) any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in commodity prices, in each case, entered into in the ordinary course of business for bona fide hedging purposes and not for the purpose of speculation.

         "Indebtedness" shall mean and include (but without duplication) all obligations of the Person in question of the following types, determined in accordance with GAAP: (i) obligations (whether recourse or non recourse) for borrowed money or for the deferred purchase price of, or which have been incurred in connection with the acquisition of, Property other than current accounts payable, (ii) obligations of others of the type described in clause (i) secured by any lien or other charge upon Property owned by the Person in question, even though such Person has not assumed or become liable for the payment of such obligations, (iii) obligations payable over a period in excess of one year to acquire Property or to obtain the services of another Person if the contract requires that payment for such Property or services be made regardless of whether such Property is delivered or such services are performed,
(iv) Capitalized Rentals of such Person, (v) obligations in respect of letters of credit and banker's acceptances and (vi) all liabilities of others of the type referred to in clauses (i), (ii), (iii), (iv) and (v) above which are directly or indirectly guaranteed by such Person, or as to which it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

         "Indemnitee" shall have the meaning set forth in Section 10.03(b).

         "Initial Loan Commitment" and "Initial Loan Commitments" shall have the meanings set forth in Section 2.01(a).

         "Initial Loan" shall have the meaning set forth in Section 2.01(a).

         "Initial Notes" shall have the meaning set forth in Section 2.01(d).

         "Insolvency or Liquidation Proceeding" shall have the meaning set forth in Section 11.02.

         "Interest Expense" shall mean with reference to any period all interest charges (excluding amortization of debt discount and debt issuance expense and interest payable at the option of the obligor in securities of the same ranking but including imputed interest on Capitalized Leases, except that if and so long as imputed interest on Capitalized Leases is less than $250,000 per annum it may be excluded from Interest Expense) accrued for such period, whether or not paid, all as computed on a consolidated basis for the Parent and its Subsidiaries in accordance with GAAP except as expressly provided for above.

         "Interest Period" shall mean (i) with respect to the Initial Loan, each period commencing on, in the case of the first Interest Period, the Closing Date, and thereafter, on the expiry of the immediately preceding Interest Period, and ending on the numerically corresponding day in the first calendar month thereafter, and (ii) with respect to the Term Loan, each period commencing on, in the case of the first Interest Period, the Conversion Date, and thereafter, on the expiry of the immediately preceding Interest Period, and ending on the numerically corresponding day in the third calendar month thereafter; provided that (w) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (x) no Interest Period may extend beyond the final maturity date of the applicable Loan; (y) the interest rate to be applicable for each Interest Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and (z) if an Interest Period begins on the last day of a month or if there is no numerically corresponding day in the month in which an Interest Period is to end, then such Interest Period shall end on the last Business Day of such month.

         "Investment" shall have the meaning set forth in Annex B.

         "Lender" and "Lenders" shall have the meanings set forth in the introduction to this Agreement.

         "Leverage Ratio" shall mean, as of any time the same is to be determined, the ratio of (a) Consolidated Total Indebtedness (other than Seasonal Debt and liabilities in respect of undrawn letters of credit supporting insurance and self insurance obligations of the Company and its Subsidiaries and supporting payments by the Company and its Subsidiaries for goods and services in the ordinary course of business) as of such time to (b) EBITDA for the period of twelve calendar months most recently concluded, with EBITDA for any period prior to the Acquisition Closing Date computed as though DFVC were then a Subsidiary and the Company had not owned its asceptic business.

         "LIBOR Index Rate" shall mean, for any Interest Period applicable to a Loan, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day two Business Days before the commencement of such Interest Period.

         "LIBOR Rate" shall mean for each Interest Period  applicable to a Loan,
(a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Loan scheduled to be made by the Administrative Agent during such Interest Period.

         "Loan Documents" shall mean this Agreement, the Notes and each of the other documents, agreements, instruments, opinions and certificates now or hereafter executed and delivered in connection herewith or therewith.

         "Loan Indebtedness" shall have the meaning set forth in Section 11.01.

         "Loan Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Lender or any of its Related Parties or their respective successors, transferees or assignees pursuant to the terms of any Loan Document, whether or not the right of such Person to payment in respect of such obligations and liabilities is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy case or insolvency or liquidation proceeding.

         "Loans" shall mean the Initial Loan and the Term Loan.

         "Losses" of any Person shall mean the losses, liabilities, claims (including those based upon negligence, strict or absolute liability and liability in tort), damages, reasonable expenses, obligations, penalties, actions, judgments, encumbrances, liens, penalties, fines, suits, reasonable and documented costs or disbursements of any kind or nature whatsoever (including reasonable fees and expenses of counsel in connection with any Proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations) incurred by, imposed on or asserted against such Person.

         "Majority Lenders" shall mean (i) at any time prior to the Closing Date, Lenders holding at least a majority of the aggregate amount of the Initial Loan Commitments, and (ii) at any time after the Closing Date, Lenders holding at least a majority of the outstanding Loans.

         "Marketing Agreement" shall mean the Marketing and Facilitation Agreement dated as of November 3, 1994 by and between Parent and the Company (then known as Curtice-Burns Foods, Inc.) as amended on September 23, 1998, and as may be further amended as permitted hereby.

         "Material Adverse Effect" shall mean a material adverse effect on (i) the business, property, condition (financial or otherwise), or results of operations of the Parent and its Subsidiaries taken as a whole, (ii) the ability of the Parent or any Subsidiary to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or of the Lenders thereunder or of the Marketing Agreement, Stock Purchase Agreement or Asset Transfer Agreement.

         "Maturity Date" shall have the meaning set forth in Section 2.02(d).

         "Maximum Cash Interest Rate" means an interest rate of 13.00% per annum; provided that in computing such interest rate, fees paid to the Lenders or Agents shall not be deemed an interest payment.

         "Merger" shall mean the merger of DFVC with and into the Company, with the Company being the surviving corporation.

         "Net Asset Sale Proceeds" means, with respect to any sale or disposal of property described in the first sentence of Section 7.13 (an "Asset Sale") (including the provisos thereto, except that the proviso to clause (vi) shall be excluded), the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Parent or any of its Subsidiaries), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be paid to any Person (other than the Parent or any of its Subsidiaries) owning a beneficial interest in the properties or assets subject to the Asset Sale or having a lien therein and (iv) appropriate amounts to be provided by the Parent or any of its Subsidiaries, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Parent or any of its Subsidiaries, as the case may be, after such Asset Sale, including, without limitation, pensions and other postemployment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Administrative Agent; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Asset Sale Proceeds.

         "Net Available Proceeds" shall mean, in the case of any Equity Issuance or any Debt Issuance, the aggregate amount of all cash received by Parent or any Subsidiary in respect thereof net of all investment banking fees, discounts and commissions, legal fees, consulting fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith.

         "Net Capital Expenditures" shall mean for any period all sums paid by the Parent and its Subsidiaries to acquire assets which payments are not to be treated as expenses in accordance with GAAP less up to $10,000,000 of the net cash proceeds received by the Parent and its Subsidiaries from the sale or other disposition of capital assets during the same period, except that Permitted Acquisitions shall be excluded from Net Capital Expenditures.

         "Net Proceeds Deficiency" shall have the meaning set forth in Section 2.05(a)(iii)(4).

         "Net Proceeds Offer" shall have the meaning set forth in Section 2.05(a)(iii)(4).

         "Non-payment Default" shall have the meaning set forth in Section 11.03(b).

         "Note   Amount"   shall   have  the   meaning   set  forth  in  Section
2.05(a)(iii)(4).

         "Note Portion of Excess  Proceeds"  shall have the meaning set forth in
Section 2.05(a)(iii)(4).

         "Notes" shall mean the Initial Notes and the Term Notes.

         "Notice of Borrowing" shall mean a notice of borrowing substantially in the form of Exhibit B.

         "Notice of Conversion" shall mean a notice of conversion substantially in the form of Exhibit C.

         "Obligation" means any principal, interest (including, in the case of Senior Indebtedness, interest accruing subsequent to the filing of a petition in bankruptcy or insolvency at the rate specified in the document relating to such Senior Indebtedness, whether or not such interest is an allowed claim permitted to be enforced against the obligor under applicable law), penalties, fees, indemnification, reimbursements, costs, expenses, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Offer to Purchase" shall mean a written offer (the "Offer") sent by or on behalf of the Company by first-class mail, postage prepaid, to each Lender at his notice for address pursuant to Section 10.11 on the date of the Offer offering to purchase up to the principal amount of Notes specified in such Offer at the purchase price specified in such Offer. Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase, which shall be not less than 20 Business Days nor more than 60 days after the date of such Offer, and a settlement date (the "Purchase Date") for purchase of Notes to occur no later than five Business Days after the Expiration Date. The Company shall notify the Administrative Agent at least 15 Business Days (or such shorter period as is acceptable to the Administrative Agent) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Administrative Agent in the name and at the expense of the Company. The Offer shall contain information concerning the business of Parent and its Subsidiaries which the Company in good faith believes will enable such Lenders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly consolidated financial statements of Parent and the Company and a financial analysis substantially similar to a "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in a Form S-1 registration statement filed by an issuer on its behalf with the Commission (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in Parent's or the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and
(iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Lenders to tender Notes pursuant to the Offer to Purchase. The Offer shall also state:

                  (1) the Section of this Agreement pursuant to which the Offer to Purchase is being made;

                  (2) the Expiration Date and the Purchase Date;

                  (3) the aggregate principal amount of the outstanding Notes offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section of this Agreement requiring the Offer to Purchase) (the "Purchase Amount");

                  (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Notes accepted for payment (the "Purchase Price");

                  (5) the place or places where Notes are to be surrendered for tender pursuant to the Offer to Purchase;

                  (6) that interest on any Note not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (7) that on the Purchase Date the Purchase Price will become due and payable upon each Note being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (8) that each holder electing to tender all or any portion of a Note pursuant to the Offer to Purchase will be required to surrender such Note at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Note being, if the Company or the Administrative Agent so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Administrative Agent duly executed by, the holder thereof or his attorney duly authorized in writing);

                  (9) that Lenders will be entitled to withdraw all or any portion of Notes tendered if the Company receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the principal amount of the Note the holder tendered, the certificate number of the Note the holder tendered and a statement that such holder is withdrawing all or a portion of his tender;

                  (10) that (a) if Notes in an aggregate principal amount at maturity less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Notes and (b) if Notes in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Notes having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Notes in denominations of $1,000 principal amount at maturity or integral multiples thereof shall be purchased); and

                  (11) that in the case of any holder whose Note is purchased only in part, the Company shall execute and deliver to the holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Note so tendered.

            An Offer to Purchase shall be governed by and effected in accordance with the provisions above pertaining to any Offer.

         "Offered   Price"   shall  have  the   meaning  set  forth  in  Section
2.05(a)(iii)(4).

         "Officer" shall mean any of the following of the Company: the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary.

         "Officers' Certificate" shall mean a certificate signed by any two Officers.

         "Original Initial Notes" shall have the meaning set forth in Section 2.01(d).

         "Original Term Notes" shall have the meaning set forth in Section 2.02(e).

         "Other Indebtedness" shall have the meaning set forth in Section 2.05(a)(iii)(4).

         "Parent" means Pro-Fac Cooperative, Inc., a New York agricultural cooperative corporation.

         "Participant" shall have the meaning set forth in Section 10.07(c).

         "Payment   Amount"   shall  have  the  meaning  set  forth  in  Section
2.05(a)(iii)(4).

         "Payment Blockage Notice" shall have the meaning set forth in Section 11.03(b).

         "Payment Blockage Period" shall have the meaning set forth in Section 11.03(b).

         "Payment Default" shall have the meaning set forth in Section 11.03(a).

         "PBGC" shall have the meaning set forth in Section 6.07.

         "Permitted Acquisition" shall mean an acquisition permitted by Section 7.10(g).

         "Permitted Junior Securities" shall mean any securities of the Company or a Guarantor provided for by a plan of reorganization or readjustment that are subordinated in right of payment to all Senior Indebtedness of the Company or such Guarantor, as the case may be, that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes or the Guarantee of such Guarantor, as applicable, are subordinated to Senior Indebtedness.

         "Permitted Liens" prior to the Conversion Date shall have the meaning set forth in Section 7.08 and on and after the Conversion Date shall have the meaning set forth in Annex B.

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "PIK Interest Amount" shall have the meaning set forth in Section 2.03(b).

         "Primary Lender" shall mean UBS AG, Stamford Branch.

         "Principal Office" shall mean the principal office of the Administrative Agent, located on the date hereof at 677 Washington Boulevard, Stamford, Connecticut 06912, or such other office as may be designated by the Administrative Agent.

         "Proceeding"  shall mean any  claim,  counterclaim,  action,  judgment,
suit,   hearing,   arbitration  or  proceeding,   including  by  or  before  any
Governmental Body and whether judicial or administrative.

         "Property"   shall  mean  all  assets  and  properties  of  any  nature whatsoever, whether real or personal, tangible or intangible, including without limitation intellectual property.

         "Refinancing" shall mean the public offering or private placement and sale by the Company of the Refinancing Securities contemplated by Section 7.23, in order to refinance, as applicable, the Initial Notes, Term Notes, the Exchange Notes and all Loan Obligations owing in respect of this Agreement and the other Loan Documents and all obligations under the Senior Subordinated Indenture.

         "Refinancing Indebtedness" means Indebtedness of the Parent or any of its Subsidiaries issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used substantially concurrently to repay, redeem, refund, refinance, discharge or otherwise retire for value, in whole or in part (collectively, "repay"), or constituting an amendment, modification or supplement to or a deferral or renewal of (collectively, an "amendment"), any Indebtedness of the Parent or any of its Subsidiaries (the "Refinanced Indebtedness") in a principal amount not in excess of the principal amount of the Refinanced Indebtedness (or, if such Refinancing Indebtedness refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement), plus the amount of accrued but unpaid interest thereon and the amount of any reasonably determined prepayment premium necessary to accomplish such refinancing and such reasonable fees and expenses incurred in connection therewith; provided that: (i) the Refinancing Indebtedness is the obligation of the same Person as that of the Refinanced Indebtedness; (ii) if the Refinanced Indebtedness was subordinated to or pari passu with the Loan Indebtedness, then such Refinancing Indebtedness, by its terms, is expressly pari passu with (in the case of Refinanced Indebtedness that was pari passu with) the Loan Indebtedness, or subordinate in right of payment to (in the case of Refinanced Indebtedness that was subordinated to) the Loan Indebtedness at least to the same extent as the Refinanced Indebtedness; (iii) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Initial Loan or the Term Loan, as applicable, has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Refinanced Indebtedness being repaid that is scheduled to mature on or prior to the maturity date of the Initial Loan or the Term Loan, as applicable; and
(iv) the Refinancing Indebtedness is secured only to the extent, if at all, and by the assets (which may include after-acquired assets), that the Refinanced Indebtedness is secured.

         "Refinancing Securities" shall mean the unsecured senior subordinated notes of the Company or any of its Subsidiaries proposed to be sold in order to consummate the Refinancing pursuant to Section 7.26.

         "Refinancing  Securities  Demand"  shall have the  meaning set forth in
Section 7.23.

         "Register" shall have the meaning set forth in Section 7.25.

         "Registration Rights Agreement" shall mean a registration rights agreement in the form of the Arrangers customary high yield registration rights agreement.

         "Regulation D" shall mean Regulation D (12 C.F.R. Part 204) of the Board of Governors of the United States Federal Reserve System.

         "Regulations T, U and X" shall mean, respectively, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) and Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the United States Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "Related Business" means any business in which Parent and its Subsidiaries operate on the Closing Date, or that is closely related to or complements the business of Parent and its Subsidiaries, as such business exists on the Closing Date.

         "Related Business Investment" means any Investment directly by Parent or its Subsidiaries in any Related Business.

         "Related Parties" shall have the meaning set forth in Section 9.01.

         "Rentals" shall mean and include all rents (including such payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the Property) payable by the Parent or its Subsidiaries as lessee or sub-lessee under a lease or other agreement for the use or possession of real or personal property but shall be exclusive of any amounts required to be paid by the Parent or any Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Rentals shall be computed for the Parent and Subsidiaries on a consolidated basis.

         "Replaceable Lender" shall have the meaning set forth in Section 3.07.

         "Replacement Lender" shall have the meaning set forth in Section 3.07.

         "Representative" means, with respect to any Senior Indebtedness, the indenture trustee or other trustee, agent or other representative(s), if any, of holders of such Senior Indebtedness.

         "Reserve Percentage" shall mean the daily arithmetic average maximum rate at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed on member banks of the Federal Reserve System during the applicable Interest Period by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on "eurocurrency liabilities" (as such term is defined in Regulation D), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Loans shall be deemed to be eurocurrency liabilities as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D. The Adjusted LIBOR Rate shall automatically be adjusted as of the date of any change in the Reserve Percentage.

         "Revolving Loan Facility" means the revolving loan facility provided under the Senior Credit Facility.

         "Sale and Leaseback Transaction" shall have the meaning set forth in Annex B.

         "Seasonal Debt" shall mean Indebtedness for money borrowed of the Parent and its Subsidiaries (computed on a consolidated basis) incurred to meet their seasonal working capital needs; provided that (i) no Indebtedness shall be treated as Seasonal Debt during the last fiscal quarter of each fiscal year and
(ii) the aggregate amount of Indebtedness included in Seasonal Debt as of the last day of each first fiscal quarter of the Parent (ending on or about September 30) shall not exceed $150,000,000, the aggregate amount of Indebtedness included in Seasonal Debt as of the last day of the second fiscal quarter of the Parent (ending on or about December 31 of each year) shall not exceed $175,000,000 and the aggregate amount of Indebtedness included in Seasonal Debt as of the last day of the third fiscal quarter of the Parent (ending on or about March 31 of each year) shall not exceed $125,000,000.

         "Securities Act" means the U.S. Securities Act of 1933, as amended.

         "Senior Credit Facility" means the Credit Agreement, dated as of September 23, 1998, by and among the Company, Parent, the other Guarantors, Harris Trust and Savings Bank, individually and as Administrative Agent, Bank of Montreal, Chicago Branch, individually and as Syndication Agent, and the other lenders party thereto, together with any guarantees, security agreements or other collateral documents and any other related documents, as any of the foregoing may be subsequently amended, restated, refinanced, or replaced from time to time, and shall include agreements in respect of Hedging Obligations designed to protect against fluctuations in interest rates and entered into with respect to loans thereunder.

         "Senior Indebtedness" shall mean all Indebtedness and other Obligations specified below payable directly or indirectly by the Company or any Guarantor, as the case may be, whether outstanding on the Closing Date or thereafter created, incurred or assumed by the Company or such Guarantor: (i) the principal of and interest on and all other Indebtedness and Obligations related to the Senior Credit Facility (including, without limitation, all loans, letters of credit and unpaid drawings with respect thereto and other extensions of credit under the Senior Credit Facility, and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant to the Senior Credit Facility),
(ii) amounts payable in respect of any Hedging Obligations, (iii) in addition to the amounts described in (i) and (ii), all Indebtedness not prohibited by, if incurred prior to the Conversion Date, Section 7.09, and if incurred on or after the Conversion Date, Section A-1 of Annex A, that is not expressly pari passu with, or subordinated to, the Notes or the Guarantees, as the case may be, (iv) all Capitalized Rentals outstanding on the Closing Date, and (v) all Refinancing Indebtedness permitted under this Agreement of Indebtedness specified in clauses
(i) through (iv). Notwithstanding anything to the contrary, Senior Indebtedness will not include (a) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Senior Indebtedness, (b) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business, (c) Indebtedness incurred (but only to the extent incurred) in violation of this Agreement as in effect at the time of the respective incurrence, (d) any Indebtedness of the Company that, when incurred, was without recourse to the Company, (e) any Indebtedness to any employee of the Company or any of its respective Subsidiaries, (f) any liability for taxes owned or owing by the Company, (g) any Indebtedness represented by the Existing Notes and any guarantee thereof by any Guarantor or (h) any Subordinated Debt. Indebtedness represented by the Existing Notes and any guarantee thereof by any Guarantor shall be pari passu with the Loans and Notes and the Guarantees, respectively.

         "Senior Subordinated Indenture" shall mean an indenture between the Company and a trustee substantially in the form of the Arranger's customary high yield indenture (which shall include guarantees by the Guarantors of the Exchange Notes), modified as appropriate for the Exchange Notes and having principal negative covenants substantially identical to the covenants set forth in Annex A, principal events of default substantially identical to Section 8 and subordination provisions substantially identical to Section 11 (with such changes therein as the Majority Lenders (which consent shall be conclusively deemed given if a Lender does not object to the draft thereof within five Business Days of receipt thereof) and the Company shall approve, and, at such time as notes issued thereunder are sold in a public offering, with other appropriate changes to reflect such public offering), as the same may at any time be amended, modified and supplemented and in effect.

         "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated as of July 24, 1998 by and between Dean Foods and the Company as amended as permitted hereby.

         "Subordinated Debt" shall mean any Indebtedness of the Company and guaranties thereof by the Guarantors which are subject to and subordinate in right of payment to the prior payment of the Parent's and its Subsidiaries' indebtedness and obligations under the Loan Documents pursuant to written subordination provisions and having other terms and conditions acceptable to the Majority Lenders, including without limitation the Subordinated Promissory Note issued by the Company to Dean Foods in connection with the Acquisition in the principal amount of $30,000,000, and additional notes issued in accordance with the terms thereof.

         "Subsequent Initial Note" shall have the meaning set forth in Section 2.01(d).

         "Subsequent Term Note" shall have the meaning set forth in Section 2.02(e).

         "Subsidiary" shall mean, any corporation or other entity of which more than fifty percent (50%) of the outstanding stock or comparable equity interests having ordinary voting power for the election of the Board of Directors of such corporation or similar governing body in the case of a non-corporation (irrespective of whether or not, at the time, stock or other equity interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency which has not occurred) is at the time directly or indirectly owned by the Person in question or by one or more of its Subsidiaries. Unless the context otherwise requires, references herein to Subsidiaries shall be references to Subsidiaries of the Parent.

         "Take-Out Bank" shall mean Warburg Dillon Read LLC.

         "Telerate Page 3750" shall mean the display designated as "Page 3750" on the Telerate Servce (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits).

         "Ten Year U.S. Treasury Rate" means the average of the annual yield rate, on the date to which such Ten Year U.S. Treasury Rate relates, of the three actively traded U.S. Treasury securities having a remaining duration to maturity closest to ten years, as such rate is published under "Treasury Constant Maturities" in Federal Reserve Statistical Release H.15(519).

         "Term Loan Commitment" shall have the meaning set forth in Section 2.02(a).

         "Term Notes" shall have the meaning set forth in Section 2.02(e).

         "Term Loan" shall have the meaning set forth in Section 2.02(a).

         "Term Loan Facilities" means the term loan facilities provided under the Senior Credit Facility.

         "Weighted Average Life to Maturity," when applied to any Indebtedness at any date, means the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

         "Withholding Taxes" shall have the meaning set forth in Section 3.06.

         "Year 2000 Problem" shall mean any significant risk that computer hardware, software, or equipment containing embedded microchips essential to the business or operations of the Parent or any of its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as efficiently and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

         1.02 Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to the Administrative Agent pursuant to Section 7.05 shall be prepared in accordance with GAAP (as in effect at the time of such preparation) on a consistent basis. In the event any Accounting Changes (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then the Parent, the Company, the Administrative Agent and the Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of the Parent and its Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by the Company, the Guarantors and the Majority Lenders, (A) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) the Company shall prepare footnotes to each compliance certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a) changes in accounting principles required by GAAP since the close of the Parent's 1998 fiscal year and implemented by the Parent or any of its Subsidiaries; (b) changes in accounting principles recommended by certified public accountants of the Parent' or any of its Subsidiaries; and (c) changes in carrying value of the Parent's (or any of its Subsidiaries') assets, liabilities or equity accounts resulting from the application of purchase accounting principles. All references herein to fiscal years, fiscal quarters or fiscal periods shall, unless the context otherwise requires, be references to fiscal years, fiscal quarters or fiscal periods of the Parent.

         1.03. Rules of Construction.

                  (a) In this Agreement and each other Loan Document, unless the context clearly requires otherwise (or such other Loan Document clearly provides otherwise), references to (i) the plural include the singular, the singular the plural and the part the whole; (ii) Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; (iii) agreements (including this Agreement), promissory notes and other contractual instruments include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments or other modifications thereto are not prohibited by their terms or the terms of any Loan Document; (iv) statutes and related regulations include any amendments of same and any successor statutes and regulations; and (v) time shall be a reference to New York City time. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  (b) In this Agreement and each other Loan Document, unless the context clearly requires otherwise (or such other Loan Document clearly provides otherwise), (i) "amend" shall mean "amend, restate, amend and restate, supplement or modify"; and "amended," "amending," and "amendment" shall have meanings correlative to the foregoing; (ii) in the computation of periods of time from a specified date to a later specified date, "from" shall mean "from and including"; "to" and "until" shall mean "to but excluding"; and "through" shall mean "to and including"; (iii) "hereof," "herein" and "hereunder" (and similar terms) in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document; (iv) "including" (and similar terms) shall mean "including without limitation" (and similarly for similar terms); (v) "or" has the inclusive meaning represented by the phrase "and/or"; (vi) "satisfactory to" any Lender or Agent shall mean in form, scope and substance and on terms and conditions satisfactory to such Lender or Agent; (vii) references to "the date hereof" shall mean the date first set forth above; and (viii) "asset" and "Property" shall have the same meaning and effect and refer to all tangible and intangible assets and property, whether real, personal or mixed and of every type and description.

                  (c) In this Agreement unless the context clearly requires otherwise, any reference to (i) an Annex, Exhibit or Schedule is to an Annex, Exhibit or Schedule, as the case may be, attached to this Agreement and constituting a part hereof, and (ii) a Section or other subdivision is to a Section or such other subdivision of this Agreement.

                  (d) No doctrine of construction of ambiguities in agreements or instruments against the interests of the party controlling the drafting thereof shall apply to any Loan Document.

         Section 2. Amount and Terms of Loan Commitment and Loans; Notes.

         2.01. Initial Loan and Initial Notes.

                  (a) Initial Loan Commitment. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company and Parent herein set forth, the Lenders hereby severally agree to lend to the Company on the Closing Date $200,000,000 in the aggregate (the "Initial Loan"), each such Lender committing to lend the amount set forth next to such Lender's name on the signature pages hereto. The Lenders' commitments to make the Initial Loan to the Company pursuant to this Section 2.01(a) are herein called individually, the "Initial Loan Commitment" and collectively, the "Initial Loan Commitments."

                  (b) Notice of Borrowing. When the Company desires to borrow under this Section 2.01, it shall deliver to the Administrative Agent a Notice of Borrowing no later than 11:00 A.M. (New York time), at least three Business Days in advance of the Closing Date or such later date as shall be agreed to by the Administrative Agent. The Notice of Borrowing shall specify the applicable date of borrowing (which shall be a Business Day). Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of its share of the Initial Loan and the other matters covered by the Notice of Borrowing.

                  (c) Disbursement of Funds. (i) No later than 12:00 Noon (New York time) on the Closing Date, each Lender will make available its pro rata share of the Initial Loan requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in Dollars and immediately available funds at the Principal Office and the Administrative Agent promptly will make available to the Company by depositing to its account at the Principal Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the Closing Date that such Lender does not intend to make available to the Administrative Agent its portion of the

         Initial Loan to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available the same to the Company, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative
         Agent shall promptly notify the Company, and the Company shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Company, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Company to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Rate or (y) if paid by the Company, the then applicable rate of interest on the Loans.

                           (ii) Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Initial Loan Commitment hereunder or to prejudice any rights which the Company may have against any Lender as a result of any default by such Lender hereunder.

                  (d) Initial Notes. The Company shall execute and deliver to each Lender on the Closing Date an Initial Note dated the Closing Date substantially in the form of Exhibit A-1 annexed hereto to evidence the portion of the Initial Loan made on such date by such Lender and with appropriate insertions ("Original Initial Notes"). On each interest payment date prior to the Conversion Date on which the Company elects to pay a PIK Interest Amount pursuant to Section 2.03(b), the Company shall execute and deliver to each Lender on such interest payment date an Initial Note dated such interest payment date substantially in the form of Exhibit A-1 annexed hereto in a principal amount equal to such Lender's pro rata portion of such PIK Interest Amount and with other appropriate insertions (each a "Subsequent Initial Note" and, together with the Original Initial Notes, the "Initial Notes"). A Subsequent Initial Note shall bear interest from the date of its issuance at the same rate borne by all Initial Notes.

                  (e) Scheduled Payment of Initial Loan. Subject to Section 2.02, the Company shall pay in full the outstanding amount of the Initial Loan and all other Loan Obligations owing hereunder no later than the Conversion Date unless the Initial Loan is converted into a Term Loan.

                  (f) Termination of Initial Loan Commitment. The Initial Loan Commitments hereunder shall terminate on the earlier of (i) the date on which the Stock Purchase Agreement is terminated in accordance with its terms or (ii) October 31, 1998, if the Initial Loan is not made on or before such date. The Company shall have the right, without premium or penalty, to reduce or terminate the Initial Loan Commitment of the Lenders hereunder at any time.

                  (g) Pro Rata Borrowings. The Initial Loan made under this Agreement shall be made by the Lenders pro rata on the basis of their respective Initial Loan Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make its portion of the Initial Loan hereunder and that each Lender shall be obligated to make its portion of the Initial Loan hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

         2.02. Term Loan and Term Notes.

                  (a) Term Loan Commitment. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company and Parent herein set forth, the Lenders hereby severally agree, on the Conversion Date, upon the request of the Company, to convert the then outstanding principal amount of the Initial Notes into a term loan (the "Term Loan"), such Term Loan to be in the aggregate principal amount of the then outstanding principal amount of the Initial Notes. The Lenders' commitments under this
         Section 2.02(a) are herein called collectively, the "Term Loan Commitment."

                  (b) Notice of Conversion/Borrowing. If the Company has not repaid the Initial Loan in full on or prior to the Conversion Date, then the Company shall convert the then outstanding principal amount of the Initial Notes into a Term Loan under this Section 2.02. The Company shall deliver to the Lenders a Notice of Conversion no later than 11:00 A.M. (New York time), at least two Business Days in advance of the Conversion Date. The Notice of Conversion shall specify the principal amount of the Initial Notes outstanding on the Conversion Date to be converted into a Term Loan.

                  (c) Making of Term Loan. Upon satisfaction or waiver of the conditions precedent specified in Section 5.02 hereof, each Lender shall extend to the Company the Term Loan to be issued on the Conversion Date by such Lender by cancelling on its records a corresponding principal amount of the Initial Notes held by such Lender.

                  (d) Maturity of Term Loan. The Term Loan shall mature and the Company shall pay in full the outstanding principal amount thereof and accrued interest thereon on September 23, 2006 (the "Maturity Date").

                  (e) Term Notes. The Company shall execute and deliver to each Lender on the Conversion Date a Term Note dated the Conversion Date substantially in the form of Exhibit A-2 annexed hereto to evidence the Term Loan made on such date, in the principal amount of the Initial Notes held by such Lender on such date and with other appropriate insertions (collectively the "Original Term Notes"). On or after the Conversion Date, on each interest payment date on which the Company elects to pay a PIK Interest Amount pursuant to Section 2.03(b), the Company shall execute and deliver to each Lender on such interest payment date a Term Note dated such interest payment date substantially in the form of Exhibit A-2 annexed hereto in a principal amount equal to such Lender's pro rata portion of such PIK Interest Amount and with other appropriate insertions (each a "Subsequent Term Note" and, together with the Original Term Notes, the "Term Notes"). A Subsequent Term Note shall bear interest from the date of its issuance at the same rate borne by all Term Notes.

         2.03. Interest on the Loans.

                  (a) Rate of Interest. The Loans shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by prepayment, acceleration or otherwise) at a rate determined as set forth below.

                           (i) Floating Rate Loans. Subject to Section 2.03(a)(ii), the Loans shall bear interest for each Interest Period at a rate per annum equal to the Adjusted LIBOR Rate for such Interest Period, plus the Applicable Spread.

                           (ii) Fixed Rate Loans. At any time on or after the Conversion Date, at the request of any Lender, all or any portion of the Term Loan owing to such Lender shall bear interest at a fixed rate per annum equal to the Fixed Rate, effective as of the first interest payment date with respect to such Term Loan after such notice so long as the 10 Business Days' notice set forth below is given; provided that no such conversion shall be permitted in respect of amounts to be voluntarily prepaid following receipt of a notice of prepayment pursuant to Section 2.05(a)(ii). In order to request the conversion of a Floating Rate Loan to a Fixed Rate Loan, the Lender shall notify the Administrative Agent in writing of its intention to do so at least 10 Business Days prior to an interest payment date indicating the amount of the Term Loan for which it is requesting conversion to a Fixed Rate Loan, which shall be not less than $5,000,000 and increments of $500,000 in excess thereof (or, in the case any Lender holds a Term Loan with an outstanding amount less than $5,000,000, such remaining amount), and the Administrative Agent shall so notify the Company in writing at least five Business Days prior to such next succeeding interest payment date. Upon the conversion of a portion of a Floating Rate Loan to a Fixed Rate Loan an appropriate notation will be made on the Term Note and, on and after the first interest payment date following the receipt by the Company of the notice referenced in the preceding sentence, such portion of the Term Loan which is converted to a Fixed Rate Loan shall bear interest at the Fixed Rate until repaid.

                           (iii)  Notwithstanding  clause  (i) or  (ii)  of this
                  Section 2.03(a) or any other provision herein, in no event will the combined sum of interest (cash or otherwise) on the Loans exceed 16.00% per annum.

                  (b) Interest Payments. Interest shall be payable (i) with respect to the Initial Loan, in arrears on the 23nd day of each calendar month and upon any prepayment of the Initial Loan (to the extent accrued on the amount being prepaid) and at maturity of the Initial Loan in respect of any amounts paid on such date and not converted to Term Loans and (ii) with respect to the Term Loan, in arrears on each March 23, June 23, September 23 and December 23 of each year, commencing on the first of such dates to follow the Conversion
         Date, upon any prepayment of the Term Loan (to the extent accrued on the amount being prepaid) and at maturity of the Term Loan; provided, however, that if, on any interest payment date, the interest rate borne by the Initial Loan or the Term Loan, as the case may be, exceeds the Maximum Cash Interest Rate, the Company may pay all or a portion of the interest payable (other than interest payable on the Maturity Date) in excess of the amount of interest that would be payable on such date at the Maximum Cash Interest Rate by issuance of Subsequent Initial

         Notes or Subsequent Term Notes, as the case may be, in an aggregate principal amount equal to the amount of such excess (the "PIK Interest Amount").

                  (c) Post-Maturity Interest. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payment on the Loans not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the rate of interest otherwise payable under this Agreement for the Loans. Interest payable pursuant to this Section 2.03(c) shall not be included for purposes of determining whether the interest on the Loans exceeds the amount set forth in Section 2.03(a)(iii) or the amount set forth in the proviso to
         Section 2.03(b).

                  (d) Computation of Interest. Interest on the Loans shall be computed on the basis of a 360-day year and, with respect to any amount of the Loans which are Floating Rate Loans, the actual number of days elapsed in the period during which it accrues or, with respect to any amount of the Loans which are Fixed Rate Loans, twelve 30-day months. In computing interest on the Loans, the date of the making of the Loans shall be included and the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         2.04. Fees.

                  (a) In the event that the Initial Loan is converted into the Term Loan pursuant to Section 2.02, the Company shall pay to the Lenders, pro rata in accordance with their respective principal amount of the Initial Notes then outstanding, on the Conversion Date, a fee equal to 6.00% of the initial principal amount of the Term Loan.

                  (b) On each anniversary of the Conversion Date, the Company shall pay to the Lenders, pro rata in accordance with their respective principal amount of the Term Notes then outstanding, a fee equal to 1.00% of the aggregate principal amount of the Term Notes then outstanding.

                  (c) The Company agrees to pay to the Agents all fees and other obligations in accordance with, and at the times specified by, the Fee Letter.

         2.05. Prepayments.

                  (a) Prepayments.

                           (i) Voluntary Prepayments of Initial Loan. The Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to the Administrative Agent at any time and from time to time, prepay the Initial Loan, in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of such amount, at a prepayment price of 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of prepayment.

         Notice of prepayment having been given as aforesaid, the principal amount of the Loans to be prepaid shall become due and payable on the prepayment date. Amounts of the Loans so prepaid may not be reborrowed.

         (ii) Voluntary Prepayments of Term Loan.

                  (1)  Optional  Prepayment.  Except as provided in this Section
         2.05(a)(ii), the Company may not prepay the Term Loan prior to September 23, 2003. The Company may, upon not less than 20 Business Days' prior written or telephonic notice confirmed in writing to the Administrative Agent at any time and from time to time on and after September 23, 2003, prepay the Term Loan, in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of such amount, at a prepayment price of 100% of the principal amount thereof, plus a premium equal to, for each Lender, the interest rate in effect on such Lender's portion of the Term Loan on the date notice of prepayment is given multiplied by the following factor, plus accrued and unpaid interest thereon, if any, to the date of prepayment, if prepaid during the twelve-month period commencing on September 23 of the year set forth below:

                           Year                             Premium Factor
                           2003..........................        1/2
                           2004..........................        1/3
                           2005..........................        1/6
                           2006 and thereafter...........          0

                  (2) Optional Prepayment upon Equity Offering. Notwithstanding the foregoing, at any time on or before September 23, 2001, the Company may prepay up to an aggregate principal amount of the Term Loan equal to 35% of the aggregate principal amount of the Term Loan outstanding on the Conversion Date at a prepayment price equal to the principal amount of the Term Loan so prepaid, plus a premium equal to, for each Lender, the rate of interest in effect on such Lender's portion of the Term Loan on the date notice of prepayment is given, plus accrued and unpaid interest thereon, if any, to the prepayment date with the net cash proceeds of one or more Equity Offerings; provided, however, that
         (a) at least an aggregate principal amount of the Term Loan equal to 65% of the aggregate principal amount of the Term Loan outstanding on the Conversion Date would remain outstanding immediately after giving effect to any such prepayment; and (b) such prepayment occurs within 60 days of the date of the closing of any such Equity Offering.

                  (3) Pro Rata Prepayment Under Senior Subordinated Indenture. If any Exchange Notes are outstanding, any prepayment pursuant to
         Section 2.05(a)(ii)(1) or (2) shall be made pro rata with an optional redemption of Exchange Notes under the Senior Subordinated Indenture.

         Notice of prepayment having been given as aforesaid, the principal amount of the Term Loan to be prepaid shall become due and payable on the prepayment date. Amounts of the Term Loan so prepaid may not be reborrowed.

                  (iii) Mandatory Prepayments. The Company shall prepay the Initial Loan or Term Loan as follows:

                           (1) Mandatory  Prepayment of Initial Loan upon Equity
                  Issuance. Upon any Equity Issuance after the Closing Date, the Initial Loan shall be prepaid in an aggregate principal amount equal to 100% of the Net Available Proceeds of such Equity Issuance.


                           (2) Mandatory Prepayment of Initial Loan upon Debt Issuance. Upon any Debt Issuance (other than Revolving Credit Loans under the Senior Credit Facility (without giving effect to any increases thereof) and Indebtedness incurred pursuant to Section 7.09(e) and 7.09(h)) after the Closing Date, the Initial Loan shall be prepaid in an aggregate principal amount equal to 100% of the Net Available Proceeds of such Debt Issuance.

                           (3) Mandatory  Offer to Purchase Term Notes on Change
                  of Control. (A) Following the occurrence of a Change of Control on or after the Conversion Date (the date of such occurrence being the "Change of Control Date"), the Company shall notify the Administrative Agent and the Lenders of such occurrence in the manner prescribed by this Agreement and shall, within 30 days after the Change of Control Date, make an Offer to Purchase (the "Change of Control Offer") for all Term Notes then outstanding, at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date. Each Lender shall be entitled to tender all or any portion of the Term Notes owned by such Lender pursuant to the Change of Control Offer, subject to the requirement that any portion of a Term Note tendered must be tendered in an integral multiple of $1,000 principal amount.

                  (B) On or prior to the Purchase Date specified in the Change of Control Offer, the Company shall (i) accept for payment all Term Notes or portions thereof validly tendered pursuant to the Change of Control Offer, (ii) deposit with the Administrative Agent money sufficient to pay the Purchase Price of all Term Notes or portions thereof so accepted and (iii) deliver or cause to be delivered to the Administrative Agent an Officers' Certificate stating the Term Notes or portions thereof accepted for payment by the Company. The Administrative Agent shall promptly mail or deliver to Lenders whose Term Notes are so accepted payment in an amount equal to the Purchase Price for such Term Notes, and the Administrative Agent shall promptly mail or deliver to each Lender a new Term Note equal in principal amount to any unpurchased portion of the Term Note surrendered as requested by the Lender. Any Term Note not accepted for payment shall be promptly mailed or delivered by the Company to the Lender thereof.

                           (4) Mandatory Offer to Purchase Initial Notes and Term Notes on Asset Sale. If Parent or any Subsidiary engages in an Asset Sale (as defined in the definition of Net Asset Sale Proceeds), Parent or any Subsidiary shall, no later than 270 days after such Asset Sale (a) apply all or any of the Net Asset Sale Proceeds therefrom to repay amounts outstanding under the Senior Credit Facility or any other Senior Indebtedness; provided, in each case, that the related loan commitment (if any) of any Indebtedness constituting revolving credit debt is thereby permanently reduced by the amount of such Indebtedness so repaid; and/or (b) invest all or any part of the Net Asset Sale Proceeds thereof in the purchase of fixed assets to be used by the Parent and its Subsidiaries in a Related Business (together with any short-term assets incidental thereto), or the making of a Related Business Investment. The amount of such Net Asset Sale Proceeds not applied or invested as provided in this paragraph will constitute "Excess Proceeds."

                  When the aggregate amount of Excess Proceeds equals or exceed $10.0 million, the Company will be required to make an Offer to Purchase, from all holders of the Initial Notes or Term Notes then outstanding, as the case may be, an aggregate principal amount of Initial Notes or Term Notes, as applicable, equal to the amount of such Excess Proceeds as follows:

                  (i) The Company will make an Offer to Purchase (a "Net Proceeds Offer") from all holders of the Notes the maximum principal amount (expressed as a multiple of $1,000) of Notes that may be purchased out of the amount (the "Payment Amount") of such Excess Proceeds.

                 (ii) The offer price for the Notes will be payable in cash in an amount equal to 100% of the principal amount of the Notes tendered pursuant to a Net Proceeds Offer, plus accrued and unpaid interest, if any, to the Purchase Date. To the extent that the aggregate Purchase Price of Notes tendered pursuant to a Net Proceeds Offer is less than the Payment Amount relating thereto (such shortfall constituting a "Net Proceeds Deficiency"), the Company may use such Net Proceeds
         Deficiency, or a portion thereof, for general corporate purposes, subject to the limitations herein.

                (iii) If the aggregate Purchase Price of Notes validly tendered and not withdrawn by holders thereof exceeds the Payment Amount, Notes to be purchased will be selected on a pro rata basis.

                 (iv) Upon completion of such Net Proceeds Offer in accordance with the foregoing provisions, the amount of Excess Proceeds in respect of such Net Proceeds Offer shall be deemed to be zero.

                  (v) On or  prior to the  Purchase  Date  specified  in the Net
         Proceeds Offer, the Company shall (i) accept for payment all Notes or portions thereof validly tendered pursuant to the Net Proceeds Offer,
         (ii) deposit with the Administrative Agent money sufficient to pay the Purchase Price of all Notes or portions thereof so accepted and (iii) deliver or cause to be delivered to the Administrative Agent an Officers' Certificate stating the Notes or portions thereof accepted for payment by the Company. The Administrative Agent shall promptly mail or deliver to Lenders whose Notes are so accepted payment in an amount equal to the Purchase Price for such Notes, and the Administrative Agent shall promptly mail or deliver to each Lender a new Note equal in principal amount to any unpurchased portion of the Note surrendered as requested by the Lender. Any Note not accepted for payment shall be promptly mailed or delivered by the Company to the Lender thereof.

                  Notwithstanding the foregoing, in the event that any other Indebtedness of the Company which ranks pari passu with the Notes (the "Other Indebtedness") requires an offer to purchase to be made to repurchase such Other Indebtedness upon the consummation of an Asset Sale, the Company may apply the Excess Proceeds otherwise required to be applied to a Net Proceeds Offer to offer to purchase such Other Indebtedness and to a Net Proceeds Offer so long as the amount of such Excess Proceeds applied to purchase the Notes is not less than the Note Portion of Excess Proceeds. With respect to any Excess Proceeds, the
         Company shall make the Net Proceeds Offer in respect thereof at the same time as the analogous offer to purchase is made pursuant to any Other Indebtedness and the purchase date in respect of the Net Proceeds Offer shall be the same as the purchase date in respect of the offer to purchase pursuant to such Other Indebtedness.

                  For purposes of this covenant, "Note Portion of Excess Proceeds," in respect of a Net Proceeds Offer, means (1) if no Other Indebtedness is concurrently being offered to be purchased, the amount of the Excess Proceeds in respect of such Net Proceeds Offer and (2) if Other Indebtedness is concurrently being offered to be purchased, an amount equal to the product of (x) the Excess Proceeds in respect of such Net Proceeds Offer and (y) a fraction the numerator of which is the principal amount of all Notes tendered pursuant to such Net Proceeds Offer (the "Note Amount") and the denominator of which is the sum of the Note Amount and the lesser of the aggregate principal face amount or accreted value as of the relevant purchase date of all Other Indebtedness tendered pursuant to a concurrent offer to purchase such Other Indebtedness made at the time of such Net Proceeds Offer.

                  (5)  Prepayments  from  Issuances of  Refinancing  Securities.
         Concurrently with the receipt by the Company of proceeds from the issuance of Refinancing Securities, the Company shall prepay the Loans in a principal amount equal to the lesser of the proceeds thereof (net of expenses payable by the Company to any Person other than an Affiliate of the Company in connection with the issuance thereof) or the aggregate principal amount of the Notes then outstanding.

                           (b) Notice. The Company shall notify the Agent of any
                  prepayment to be made pursuant to Section 2.05(a)(i),  (ii) or
                  (iii) at least two Business Days prior to such prepayment date (unless shorter notice is satisfactory to the Majority Lenders).

                           (c) Company's Mandatory Prepayment Obligation; Application of Prepayments. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal.

         2.06. Manner and Time of Payment

                  (a) All payments of principal and interest hereunder and under the Notes by the Company shall be made without defense, set-off or counterclaim and in same-day funds and delivered to the Administrative Agent, unless otherwise specified, not later than 12:00 Noon (New York time) on the date due at the Principal Office for the account of the Lenders; funds received by the Administrative Agent after that time shall be deemed to have been paid by the Company on the next succeeding Business Day. The Company hereby authorizes the Administrative Agent to charge its account with the Administrative Agent in order to cause timely payment to be made of all principal, interest and fees due hereunder (subject to sufficient funds being available in its account for that purpose).

                  (b) Payments on Non-Business Days. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under the Notes or of the commitment and other fees hereunder, as the case may be.

                  (c) Payments Pro Rata. The Administrative Agent agrees that promptly after its receipt of each payment of any interest or premium on or principal of the Notes from or on behalf of the Company or any Guarantor, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective pro rata shares, if any, of such payment.

                  (d) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), such Lender will make a notation thereon of all principal payments previously made thereon and of the date to which interest thereon has been paid and will notify the Company of the name and address of the transferee of that Note; provided, however, that the failure to make (or any error in the making of) such a notation or to notify the Company of the name and address of such transferee shall not limit or otherwise affect the obligation of the Company hereunder or under such Notes with respect to the Loans and payments of principal or interest on any such Note.

         2.07. Use of Proceeds

                  (a) Initial Loan. The proceeds of the Initial Loan shall be applied by the Company, together with borrowings under the Senior Credit Facility, to pay the consideration for the Acquisition and to repay certain indebtedness of the Company and its Subsidiaries and to pay certain fees and expenses.

                  (b) Term Loan. The proceeds of the Term Loan shall be used to cancel any outstanding amount of Initial Notes converted to Term Notes on such date.

                  (c) Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by the Company in any manner which might cause the borrowing or the application of such proceeds to violate the applicable requirements of Regulations T, U and X or any other regulation of the Board of Governors or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

         Section 3. Yield Protection, Etc.

         3.01. Funding Indemnity. In the event any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender, and any loss of profit) as a result of:

                  (a) any payment or prepayment or purchase of a Loan or Note on a date other than the last day of an Interest Period for any reason, whether before or after default, and whether or not such payment is required by any of the provisions of this Agreement;

                  (b) any failure (because of a failure to meet the conditions of Section 5 hereof or otherwise) by the Company to create or borrow a Loan on the date specified in a notice given pursuant to this Agreement; or

                  (c) any failure by the Company to make any payment of principal on any Loan when due (whether by acceleration, mandatory prepayment or purchase or otherwise), then, upon the demand of such Lender, the Company shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Company a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and such certificate shall be deemed prima facie correct.

         3.02. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change in applicable law or regulation or in the official interpretation thereof makes it unlawful for any Lender to make or continue to maintain the Loans or to give effect to its obligations to make the Loans available as contemplated hereby, such Lender shall promptly give notice thereof to the Company and the Administrative Agent and such Lender's obligations to make or maintain the Loans under this Agreement shall terminate until it is no longer unlawful for such Lender to make or maintain the Loans. To the extent required to comply with any such law as changed, the Company shall prepay on demand the outstanding principal amount of any such affected portion of the Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement and such Lender's Commitment shall be canceled and the obligations of the Lender to the Company hereunder shall cease. Each Lender agrees (to the extent consistent with internal policies) to designate a different lending office if such designation would avoid the illegality described in this Section 3.02; provided, however, that such designation need not be made if it would result in any additional costs, expenses or risks to such Lender that are not reimbursed by the Company pursuant hereto or would, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

         3.03. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR Rate. (a) If on or prior to the first day of any Interest Period the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered to it or to banks generally in the offshore eurodollar market for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Company and the Lenders.

                  (b) After any notification under paragraph (a) above:

                           (i) if the Company so requires,  within five Business
                  Days of receipt of any such notification, the Company and the Administrative Agent (on behalf of the Lenders) shall, in good faith, enter into negotiations for a period of not more than 30 days with a view to agreeing to a substitute basis (the "Substitute Basis") for determining the rate of interest;

                           (ii) any Substitute  Basis agreed under  subparagraph
                  (i) above shall be, with the prior consent of all the Lenders, binding on the parties; and

                           (iii) until and unless a Substitute Basis is so agreed, each Lender's participation in the Loans shall bear interest during the current Interest Period at the rate certified by such Lender to be its cost of funds (from such source as it may reasonably select) for such Interest Period plus the Applicable Spread.

                  (c) The Administrative Agent, in consultation with the Company shall, not less often than monthly, review whether or not the circumstances referred to in paragraph (a) still prevail with a view to returning to the normal interest provisions of this Agreement.

         3.04. Increased Cost and Reduced Return. If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the official interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its lending office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (a) shall subject any Lender (or its lending office) to any charges of any kind (other than Withholding Taxes covered by Section
         3.06 hereof) with respect to the Loans, its Notes or its obligation to make the Loans available, or shall change the basis of taxation of payments to any Lender (or its lending office) of the principal of or interest on the Loans or any other amounts due under this Agreement in respect of the Loans or its obligation to make the Loans; or

                  (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirements (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its lending office) or shall impose on any Lender (or its lending office) or the offshore interbank market any other condition affecting the Loans, its Notes or its obligation to make the Loans available; and the result of any of the foregoing is to increase the cost to such Lender (or its lending office) of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender (or its lending office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Lender to be material, then, within fifteen
         (15) days after demand by such Lender (with a copy to the Administrative Agent), the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. A certificate of any Lender claiming compensation under this Section 3.04 and setting forth the additional amount or amounts in reasonable detail (including an explanation of the basis therefor and the computation of such amount) to be paid to it hereunder shall be deemed prima facie correct. In determining such amount, such Lender may use reasonable averaging and attribution methods.

         3.05. Capital Adequacy. If any Lender shall determine that any change after the date hereof in any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by such Lender (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder or credit extended by it hereunder to a level below that which such Lender could have achieved but for such law, rule, regulation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time as specified by such Lender the Company shall pay such additional amount or amounts as will compensate such Lender for such reduction in rate of return. A certificate of any Lender claiming compensation under this Section 3.05 and setting forth the additional amount or amounts to be paid to it hereunder in reasonable detail shall be deemed prima facie correct. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         3.06. Withholding Taxes.

                  (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 3.06(b) and (c) hereof, each payment by the Company and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Company or any Guarantor is domiciled, any jurisdiction from which the Company or any Guarantor makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein (herein, "Withholding Taxes"). If any such Withholding Tax is so required, the Company or relevant Guarantor, as applicable, shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the
         Administrative Agent free and clear of such Withholding Taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such Withholding Taxes, penalties or interest, the Company shall reimburse the Administrative Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Company or a Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or the Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment.

                  (b) U.S. Withholding Tax Exemptions. Each Lender that is not a
         United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Company and the Administrative Agent on or before the earlier of the Closing Date or thirty (30) days after it becomes a Lender, two duly completed and signed copies of either Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service or, solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code), of the Parent or the Company and is not a controlled foreign corporation related to the Parent or the Company (within the meaning of
         Section 864(d)(4) of the Code. Thereafter and from time to time, each Lender shall submit to the Company and the Administrative Agent such additional duly completed and signed copies of one or the other of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Company in a written notice, directly or through the Administrative Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Loans.

                  (c) Inability of Bank to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Company or the Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 3.06 or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Company and Administrative Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

         3.07. Lender Replacement. If the Company is required to make any reduction or withholding with respect to any payment due any Lender under
Section 3.06 hereof or is required to make any payment to a Lenders under

Sections 3.04 or 3.05 hereof or a Lender's obligation to make or maintain Loans is suspended pursuant to Section 3.02 hereof (in any such case a "Replaceable Lender"), the Company may, with the consent of the Administrative Agent, propose that another lender (a "Replacement Lender"), which lender may be an existing Lender, be substituted for and replace the Replaceable Lender for purposes of this Agreement. If a Replacement Lender is so substituted for the Replaceable Lender, the Replaceable Lender shall enter into an Assignment Agreement with the Replacement Lender, the Company and the Administrative Agent to assign and transfer to the Replacement Lender the Replaceable Lender's Commitments and
portion of the Loans pursuant to and in accordance with the provisions and requirements of Section 10.07(a) hereof (except that no processing or recordation fee shall be payable to the Administrative Agent) and, as a condition to its execution thereof, the Replaceable Lender shall concurrently receive the full amount of its portion of the Loans, interest thereon, and all accrued fees and other amounts to which it is entitled under this Agreement, including amounts which would have been due it under Section 3.02 hereof if its portion of the Loans had been prepaid rather than assigned.

         Section 4. Guarantee.

         4.01. The Guarantee. To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to each Guarantor by reason of the Loans and for other good and valuable consideration, receipt of which is hereby acknowledged, each Guarantor hereby unconditionally and irrevocably guarantees jointly and severally to the Agents, the Lenders and each other holder of any of the Company's Loan Obligations under the Loan Documents, the due and punctual payment of all present and future indebtedness, Loan Obligations and liabilities of the Company evidenced by or arising out of the Loan Documents, including, but not limited to, the due and punctual payment of principal of and interest on the Notes and the due and punctual payment of all other Loan Obligations now or hereafter owed by the Company under the Loan Documents as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, according to the terms hereof and thereof. In case of failure by the Company punctually to pay any indebtedness guaranteed hereby, each Guarantor hereby unconditionally agrees jointly and severally to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Company.

         4.02. Guarantee Unconditional. The obligations of each Guarantor as a guarantor under this Section 4 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Loan Obligation of the Company or of any other Guarantor under this Agreement or any other Loan Document whether by operation of law or otherwise;

                  (b) any modification or amendment of or supplement to this Agreement or any other Loan Document;

                  (c) any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting, the Company, any other Guarantor, or any of their respective assets, or any resulting release or discharge of any Loan Obligation of the Company or of any other Guarantor contained in any Loan Document;

                  (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against any Agent or Lender or any other Person, whether or not arising in connection herewith;

                  (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Company or any other Guarantor;

                  (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of the Company, regardless of what obligations of the Company remain unpaid,

                  (g) any invalidity or unenforceability relating to or against the Company or any other Guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Note, or any other amount payable by it under the Loan Documents; or

                  (h) any other act or omission to act or delay of any kind by any Agent or Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantor under this Section 4.

         4.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations under this Section 4 shall remain in full force and effect until the Commitments are terminated and the principal of and interest on the Notes and all other Loan Obligations then due and payable by the Company under this Agreement and all other Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Company under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or of a Guarantor, or otherwise, each Guarantor's obligations under this Section 4 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

         4.04. Subrogation. No Guarantor will exercise any rights which it may acquire by way of subrogation as a result of any payment made hereunder, or otherwise, until the Notes and all other amounts payable by the Company under the Loan Documents shall have been paid in full. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the payment in full of the Notes and all other amounts payable by such Guarantor hereunder, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent and the Lenders or be credited and applied upon the Company's Loan Obligations under the Loan Documents, whether matured or unmatured, in accordance with the terms of this Agreement.

         4.05. Waivers. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Agent, any Lender or any other Person against the Company, another Guarantor or any other Person.

         4.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Company or any other Guarantor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents shall nonetheless be payable jointly and severally by the Guarantors hereunder forthwith on demand by the Administrative Agent.

         4.07. General Limitation on Guarantee Obligations. Notwithstanding any other provision of this Section 4, the right to recovery against each Guarantor under this Section 4 shall not exceed $1.00 less than the amount which would render such Guarantor's obligations under this Section 4 void or voidable under applicable law.

         4.08. Subordination. The Guarantee of each Guarantor is subordinated to the prior payment in full in cash when due of all existing and future Senior Indebtedness of such Guarantor to the extent and in the manner set forth in
Section 11.

         Section 5. Conditions Precedent.

         5.01. Conditions to Effectiveness of Loan Documents and Obligation to Make Initial Loan. The effectiveness of the Loan Documents and the obligation of the Lenders to make an Initial Loan hereunder is subject to the satisfaction of the conditions precedent that:

                  (a) The Administrative Agent shall have received the following for the account of the Lenders (each to be properly executed and completed) and the same shall have been approved as to form and substance by the Agents:

                           (i) this Agreement and the Initial Notes;

                           (ii) copies (executed or certified as may be appropriate) for each Lender of the articles of incorporation and by-laws of and good standing certificates for the Company and each Guarantor and of all legal documents or proceedings taken in connection with the execution and delivery of the Loan Documents to the extent the Administrative Agent or its counsel may reasonably request, including, without limitation, certificates as to the incumbency and authority of, and setting forth a specimen signature of, each officer who is to sign any Loan Document;

                           (iii) the  Acquisition and the Merger shall have been
                  consummated without material deviation from the terms of the Stock Purchase Agreement and Asset Transfer Agreement and without modification thereto or waivers of the terms or conditions thereof (except for modifications and waivers approved by the Administrative Agent) and (i) with the Company's asceptic business having been transferred to Dean Foods or a Subsidiary thereof and with the amount of cash expended by the Parent and its Subsidiaries in respect of such Acquisition not being in excess of $360,000,000 plus amounts payable pursuant to the working capital adjustment provisions of the Stock Purchase Agreement, (ii) with the sum of such amounts plus amounts required to refinance indebtedness of the Company and DFVC required to be repaid pursuant to the terms of Section 5.01(a)(vi) hereof plus financing costs and costs of retiring Indebtedness funded through borrowings under the Senior Credit Facility not to exceed $560,000,000, and (iii) immediately after consummation of the Acquisition and Merger, the Parent shall have Consolidated Net Worth of not less than $160,000,000;

                           (iv) evidence of the maintenance of insurance as required hereby;

                           (v) a certificate  from an authorized  officer of the
                  Company stating (i) whether the pro forma consolidated balance sheet of the Parent and its Subsidiaries delivered to the Lenders and referred to in the last sentence of Section 6.08 hereof, is accurate in all material respects as of the date the other conditions precedent to the initial advance under this Section 5.01 are satisfied or, if not, setting forth the differences, and (ii) that the conditions set forth in clause
                  (iii) above have been satisfied;

                           (vi) a pay-off  letter or  letters  from all  lenders
                  under loan arrangements not permitted to exist after the Closing Date in form and substance satisfactory to the Administrative Agent and such other evidence that all of the Parent's and its Subsidiaries' Indebtedness thereunder has been fully paid and that the liens securing the same have been or will be released, as the Administrative Agent may require;

                           (vii) (1) executed or conformed  copies of the Senior
                  Credit Facility and any amendments thereto made on or prior to the Closing Date, (2) an Officers' Certificate from the Company stating that the Senior Credit Facility is in full force and effect on the Closing Date and no material term or condition thereof has been amended, modified or waived from the form most recently provided to the Lenders and the Agents a reasonable time prior to the Closing Date except with the prior written consent of the Majority Lenders and the Agents,
                  (3) an  Officers'  Certificate  from the Company  stating that
                  Parent and each of its Subsidiaries party thereto has performed or complied with all agreements and conditions contained in the Senior Credit Facility and any agreements or documents referred to therein required to be performed or complied with by such party on or before the Closing Date, and neither the Company nor any of its Subsidiaries is in default in the performance or compliance with any of the terms or provisions thereof, (4) an Officers' Certificate from the Company stating that after giving effect to borrowings on the Closing Date to effect the Acquisition and the Merger and the refinancing of all indebtedness being refinanced as required by Section 5.01(a)(vi) and to pay all related fees and expenses, the Company shall have at least $60 million of borrowing availability under the Revolving Credit Facility and (5) all closing documents relating to the Senior Credit Facility and all such counterpart originals or certified copies of such documents, instruments, certificates and opinions as the Majority Lenders or the Agents may reasonably request;

                           (viii) a completed  year 2000  questionnaire  in form
                  and substance satisfactory to the Agents; and

                           (ix) an amendment to the Marketing Agreement;

                  (b) The Company and Dean Foods shall have received such approvals, exemptions, consents or withholdings of objection from Governmental Bodies as are necessary in order to lawfully consummate the Acquisition and the Merger and the same shall not have been stayed, revoked or overturned and no petition or application shall be pending, seeking to modify, stay, revoke or overturn the same except for such thereof as are acceptable to the Agents;

                  (c) The Administrative Agent shall have received a solvency opinion as to the Company and its Subsidiaries after giving effect to the Acquisition and the Merger from Houlihan Lokey Howard & Zukin Financial Advisors, Inc. satisfactory in form and substance to the Administrative Agent;

                  (d) The Company shall have delivered to the Administrative Agent (i) a pro forma balance sheet of the Parent and its Subsidiaries after giving effect to the Acquisition and the Merger; and (ii) projections for the ensuing five years, and such pro forma balance sheet and such projections shall be satisfactory to the Administrative Agent;

                  (e) No material litigation or administrative proceedings shall be pending or threatened against the Parent or its Subsidiaries;

                  (f) The Agents shall have received for their own account the fees to be received by them at such time under the Fee Letter;

                  (g) The Company shall have accepted for payment all Existing Notes tendered by the holders thereof and consummated the tender offer and consent solicitation for such Existing Notes (including, without limitation, by paying all amounts due to the holders thereof) without modification or waiver of the terms or conditions thereof, and not more than $16.0 million in principal amount of Existing Notes shall remain outstanding after giving effect to such consummation, and the Indenture for the Existing Notes shall have been, amended in the form of the Third Supplemental Indenture heretofore delivered to the Agents, and the Company shall have provided an Officers' Certificate to the foregoing effect;

                  (h) Each of the representations and warranties set forth herein and in the other Loan Documents shall be true and correct as of the date of the Initial Loan (except the representations and warranties made in Section 6.04 hereof shall be deemed to refer to the most recent financial statements delivered to the Lenders pursuant to Section 7.05 hereof);

                  (i) No Default or Event of Default shall have occurred and be continuing;

                  (j) Legal matters incident to the execution and delivery of the Loan Documents and the other instruments and documents contemplated hereby and the Acquisition and the Merger shall be satisfactory to the Agents and their counsel, and the Lenders shall have received the favorable written opinions of acceptable counsel for the Parent and each Subsidiary party to the Loan Documents, in form and substance and with such limitations, assumptions and qualifications as shall be satisfactory to the Administrative Agent and its counsel, with respect to:

                           (i) the due  organization and existence of the Parent
                  and each such Subsidiary and the due licensing or qualification of the Parent and each such Subsidiary in all jurisdictions where the failure to be so qualified could have a Material Adverse Effect;

                           (ii) the power and  authority  of the Parent and each
                  such Subsidiary to enter into the Loan Documents (and of the Company to consummate the Acquisition and the Merger) and to perform and observe all the matters and things herein and therein provided for and the fact that the execution and delivery of the Loan Documents and the consummation of the Acquisition and the Merger will not, nor will the observance or performance of any of the matters or things therein or herein provided for, contravene any provision of law or of the charter or by-laws, operating agreement or management agreement of the Parent or any such Subsidiary;

                           (iii) the due  authorization for and the validity and
                  enforceability of the Loan Documents;

                           (iv) the  fact  that no  governmental  authorization,
                  consent, exemption or withholding of objection is required with respect to the lawful execution, delivery and performance of the Loan Documents or consummation of the Acquisition and Merger other than such thereof as have been obtained and are in full force and effect;

                           (v) the fact that the  Merger  and  Acquisition  have
                  been consummated;

                           (vi) except to the extent set forth on Schedule 6.05,
                  the lack, to the knowledge of such counsel, of any legal or administrative proceedings pending or threatened against DFVC (but without independent inquiry as to matters affecting only
                  DFVC), the Parent or any Subsidiary which seeks to prevent the consummation of the Acquisition or the Merger or which, if adversely determined, would result in a Material Adverse Effect after giving effect to the Acquisition and Merger; and

                           (vii) such other matters as the Administrative  Agent
                  or its counsel may reasonably require; and

                  (k) The Administrative Agent shall have received for the account of the Lenders such other agreements, instruments, documents, certificates and opinions as the Administrative Agent may reasonably request.

         5.02. Conditions to Term Loan. The obligation of the Lenders to make the Term Loan on the Conversion Date is subject to the prior or concurrent satisfaction or waiver of the following conditions precedent:

                  (a) The Agents shall have received in accordance with the provisions of Section 2.02 an originally executed Notice of Conversion;

                  (b) None of the Company, Parent or any of its Significant Subsidiaries shall be subject to a Bankruptcy Order or a bankruptcy or other insolvency proceeding and no Default or Event of Default shall have occurred under Section 8.01(j);

                  (c) No Event of Default or Default (whether matured or not) under Section 8.01(a) or (b) shall have occurred;

                  (d) No Event of Default shall have occurred and be continuing under Section 8.01(f);

                  (e) On or prior to the Conversion Date, the Agents shall have received a form of Senior Subordinated Indenture and the Registration Rights Agreement satisfactory in form and substance to the Agents;

                  (f) On the Conversion Date, the Agents shall have received an Officers' Certificate from the Company dated the Conversion Date and satisfactory in form and substance to the Agents, to the effect that the conditions in this Section 5.03 are satisfied on and as of the Conversion Date;

                  (g) The Company shall have executed and delivered to the Administrative Agent on the Conversion Date for delivery to the Lenders Term Notes dated the Conversion Date substantially in the form of Exhibit A-2 to evidence the Term Loan, in the principal amount of (which principal amount shall be the aggregate principal amount of the Initial Notes outstanding on the Conversion Date) the Term Loan and with other appropriate insertions;

                  (h) The Agents and the Lenders shall have received for their respective accounts the fees to be received by them at such time under the Fee Letter and hereunder; and

                  (i) The making of the Term Loan shall not violate Regulation T, U or X or any other regulation of the Board of Governors.

         5.03. Determinations Under Section 5. For purposes of determining compliance with the conditions specified in Sections 5.01 and 5.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this

Agreement shall have received notice from such Lender prior to the date that the Company, by notice to the Lenders, designates as the proposed date of the extension of credit, specifying its objection thereto.

         Section 6. Representations and Warranties. The Company and the Parent represent and warrant to the Lenders as follows:

         6.01. Organization and Power. The Parent and the Company are duly organized and existing under the laws of the state of their organization, and after giving effect to the Acquisition and the Merger will be duly licensed or qualified to do business in each state where the nature of the assets owned or leased by them or business conducted by them requires such licensing or qualification and in which the failure to be so licensed or qualified could reasonably be expected to have a Material Adverse Effect and have all necessary power to carry on their present and contemplated businesses. The Parent and the Company have full right, power and authority to enter into this Agreement, to make the borrowings herein provided for, to issue the Notes in evidence thereof, to execute and deliver the other Loan Documents executed and delivered or to be executed and delivered by them, and to perform each and all of the matters and things herein and therein provided for. Each Guarantor has, or upon its acquisition or formation will have, full right, power and authority to enter into the Loan Documents executed by it and to perform each and all of the matters and things therein provided for. The Loan Documents do not, and the performance or observance by the Parent or any Subsidiary of any of the matters and things herein or therein provided for will not, contravene any provision of law or any charter, by-law or similar agreement of the Parent or any such Subsidiary or constitute a breach or default under any covenant, indenture or agreement of or affecting the Parent or any such Subsidiary where such breach or default could reasonably be expected to have a Material Adverse Effect.

         6.02. Subsidiaries. Each Subsidiary is, or upon acquisition or formation will be, duly organized and existing under the laws of the jurisdiction of its organization, and duly licensed or qualified to do business in each state or other jurisdiction where the nature of the assets owned or leased by it or business conducted by it requires such licensing or qualification and in which the failure to be so licensed or qualified could reasonably be expected to have a Material Adverse Effect and has all necessary corporate power to carry on its present business. Schedule 6.02 hereto identifies each Subsidiary, the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity owned by the Parent and the Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock or other equity interest and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock of or other equity interest in each Subsidiary are validly issued and outstanding and fully paid and, subject to Section 630 of the New York Business Corporation Law, nonassessable, and all shares or other equity interests in each Subsidiary indicated on Schedule 6.02 as owned by the Parent or a Subsidiary are owned, beneficially and of record, by the Parent or such Subsidiary free and clear of all liens, security interests, charges and encumbrances, other than the lien securing the Senior Credit Facility. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock of or other equity interest in any Subsidiary. The Company is a wholly owned Subsidiary of the Parent.

         6.03. [Reserved].

         6.04. Financial Reports. (a) The Parent and the Company have each heretofore delivered to each Lender a copy of their annual audit reports for their 1994, 1995, 1996, 1997, and 1998, fiscal years and the accompanying consolidated financial statements of the Parent and its Subsidiaries and the Company and its Subsidiaries, and their unaudited interim consolidated balance sheets as at August 29, 1998, and the related consolidated statements of operations, changes in member's and shareholder's capitalization (as to the Parent and its Subsidiaries) and cash flows of each of them and of their Subsidiaries for the two months then ended. Such financial statements have been prepared in accordance with GAAP (except for the omission of footnotes from such unaudited statements) and fairly reflect the consolidated financial position of the Parent and its Subsidiaries and of the Company and its Subsidiaries as of the dates thereof and the results of their operations for the periods covered thereby. The Parent and its Subsidiaries have no material contingent liabilities that are required to be disclosed on such financial statements other than as indicated on said financial statements. Since the date of the fiscal 1998 audit report, there has been no material adverse change in the financial condition or results of operations, or with respect to the Properties, of the Parent or any of its Subsidiaries, except those disclosed in writing to the Lenders prior to the date of this Agreement.

                  (b) The Company has delivered to the Lenders the audited consolidated balance sheets of DFVC and its Subsidiaries as of the close of their 1996, 1997 and 1998 fiscal years, and the audited consolidated income statements and statements of cash flow of DFVC and its Subsidiaries for their 1996, 1997 and 1998 fiscal years, and the unaudited interim balance sheet of DFVC and its Subsidiaries as of August 30, 1998 and unaudited interim income statement of DFVC and its Subsidiaries for the three month period ended August 30, 1998 (collectively, the "DFVC Financial Statements"). Based on the Company's review of the DFVC Financial Statements and other financial information obtained by the Company in connection with the DFVC Acquisition, nothing has come to the Company's attention that would cause it to believe that the DFVC Financial Statements are inaccurate in any material respect or that the DFVC Financial Statements do not present fairly, in all materials respects, the consolidated financial position of DFVC and its Subsidiaries as the dates thereof and the consolidated results of operations of DFVC and its Subsidiaries for the periods covered thereby in conformity with GAAP or that DFVC has any material contingent liabilities not disclosed in the DFVC Financial Statements, except (i) as otherwise indicated in the DFVC Financial Statements, and
         (ii) for such matters as would not individually or in the aggregate have a Material Adverse Effect.

         6.05. Litigation and Taxes. Except as is set forth on Schedule 6.05, there is no litigation or governmental proceeding pending, nor to the knowledge of the Parent or the Company threatened, against the Parent or any Subsidiary or DFVC, BEMSA or their Subsidiaries or for which any of them is liable which if adversely determined could reasonably be expected to result in a Material Adverse Effect after giving effect to the Acquisition. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance by the Parent or any Subsidiary of any Loan Document or the Stock Purchase Agreement, Asset Transfer Agreement or Marketing Agreement or to the consummation of the Acquisition or the Merger, except for such consents, exemptions and approvals with respect to the Acquisition which will have been obtained and remain in full force and effect.

         6.06. Burdensome Contracts with Affiliates. All material contracts and agreements between the Company and/or its Subsidiaries and their Affiliates are on terms and conditions which are no less favorable to the Company or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

         6.07. ERISA. The Parent and each Subsidiary are in compliance in all material respects with the Employee Retirement Income Security Act of 1974 ("ERISA") to the extent applicable to it and has received no notice to the contrary from the Pension Benefit Guaranty Corporation ("PBGC"), and, in the event of the Parent's or any Subsidiary's partial or total withdrawal from any pension plans, multi-employer pension plans or non-payment by other employer participants therein, the liability of the Parent and its Subsidiaries for any unfunded vested benefits thereunder would not result in a Material Adverse Effect.

         6.08. Full Disclosure. The statements and information furnished to either Agent or the Lenders in connection with the negotiation of this Agreement and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading, except for such thereof as were corrected in subsequent written statements furnished the Lenders prior to the date hereof (the Lenders acknowledging that as to any projections furnished to the Lenders, the Parent and the Company only represent that the same were prepared on the basis of information and estimates they believe to be reasonable). There is no fact peculiar to the Parent or any Subsidiary, DFVC or BEMSA which the Company has not disclosed to the Lenders in writing which materially adversely affects the Parent or its Subsidiaries nor, so far as the Parent or the Company now can reasonably foresee, is reasonably likely to have a Material Adverse Effect. The unaudited pro forma consolidated balance sheet for the Parent and its Subsidiaries and for the Company and its Subsidiaries heretofore delivered to the Lenders fairly presents the financial condition of the Parent and its Subsidiaries immediately after giving effect to the Acquisition and the Merger, based upon the best information currently available to the Parent and the Company with respect to the Acquisition.

                  6.09. Compliance with Law. (a) Neither the Parent nor any Subsidiary is or will after giving effect to the Acquisition and the Merger be
(i) in default with respect to any order, writ, injunction or decree or (ii) in default in any material respect under any Governmental Requirement (including ERISA, the Occupational Safety and Health Act of 1970 and laws and regulations establishing quality criteria and standards for air, water, land and toxic waste) of any Governmental Body if, in the case of either clause (i) or (ii), such default is reasonably likely to result in a Material Adverse Effect; and
(b) without limiting the generality of the foregoing, the Parent and each Subsidiary are and after giving effect to the Acquisition and the Merger will each be, in compliance with all applicable state and federal environmental, health and safety statutes and regulations, including, without limitation, regulations promulgated under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901 et seq., except where failure to be in compliance is reasonably likely not to have a Material Adverse Effect, and, to the Company's and Parent's knowledge, neither the Parent nor any Subsidiary will have acquired, incurred or assumed, directly or indirectly, any contingent liability in connection with the release of any toxic or hazardous waste or substance into the environment which is reasonably likely to have a Material Adverse Effect. Insofar as known to the responsible officers of the Company and the Parent, and after giving effect to the Merger and the Acquisition, neither the Parent nor any Subsidiary is liable, in whole or in part, for, nor are any of the assets or property of the Parent or any Subsidiary subject to a lien in favor of any Governmental Body for any material liability arising from or in any way relating to, the costs of cleaning up, remediating or responding to a release of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons).

         6.10. Certain Contracts. The Company has delivered true copies of the Stock Purchase Agreement, the Asset Transfer Agreement and the Marketing Agreement and all amendments thereto to the Lenders.

         6.11. Stock Purchase Agreement Warranties. Nothing has come to the attention of the Company or the Parent that would indicate that any representation of Dean Foods contained in the Stock Purchase Agreement is untrue in any respect which would have a Material Adverse Effect.

         6.12. Restrictive Agreements. Neither the Parent nor any Subsidiary nor, to their knowledge, DFVC, is a party to any contract or agreement, or subject to any charge or other corporate restriction, which affects its ability to execute, deliver and perform the Loan Documents to which it is a party or repay its indebtedness, obligations and liabilities under the Loan Documents or which materially and adversely affects or, insofar as the Parent and the Company can reasonably foresee, could reasonably be expected to have a Material Adverse Effect.

         6.13. No Default Under Other Agreements. Neither the Parent nor any Subsidiary is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which it is a party or by which it or its Property is bound, which default could reasonably be expected to have a Material Adverse Effect.

         6.14. Status Under Certain Laws. Neither the Parent nor any Subsidiary is an "investment company" or a person directly or indirectly controlled by or acting on behalf of an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding Company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         6.15. Year 2000 Compliance. The Parent and the Company have conducted a comprehensive review and assessment of the computer applications of the Parent and its Subsidiaries and has made inquiry of their material suppliers, vendors (including data processors) and customers, with respect to any defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the use at any time of any date which is before, on or after December 31, 1999, in connection therewith. Based on the foregoing review, assessment and inquiry, the Parent and the Company believe that no such defect could reasonably be expected to have a Material Adverse Effect.

         6.16. Solvency, Etc. On the Closing Date and after giving effect to the Acquisition and the Merger and the financing thereof, (i) the assets of the Parent and of each Subsidiary, at a fair valuation, will exceed its liabilities, including contingent liabilities, (ii) the remaining capital of the Parent and of each Subsidiary will not be unreasonably small to conduct, or in relation to, its business or any transaction in which it intends to engage, and (iii) the Parent and each Subsidiary will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Section, "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

         Section 7. Covenants. The Parent and the Company agree that, so long as any credit is in use by the Company hereunder, except to the extent compliance in any case or cases is waived in writing by the Majority Lenders:

         7.01. Maintenance of Business. The Parent will, and will cause each Subsidiary to, preserve and keep in force and effect all licenses and permits necessary to the proper conduct of their respective businesses except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         7.02. Maintenance. The Parent will, and will cause each Subsidiary to, maintain, preserve and keep their plant, properties and equipment (other than obsolete or worn out equipment held for sale or disposition) in reasonably good repair, working order and condition (ordinary wear and tear excepted) and the Parent will, and will cause each Subsidiary to, from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be substantially preserved and maintained, in each case where the failure to do so is reasonably likely to have a Material Adverse Effect.

         7.03. Taxes. The Parent will, and will cause each Subsidiary to, duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against any of them or against their respective properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings, in each case where the failure to do so is reasonably likely to have a Material Adverse Effect.

         7.04. Insurance. The Parent will, and will cause each Subsidiary to, insure and keep insured, with good and responsible insurance companies, all insurable property owned by them which is of a character usually insured by companies similarly situated and operating like properties; and the Parent will, and will cause each Subsidiary to, insure such other hazards and risks (including employers', product liability and public liability risks) with good and responsible insurance companies as and to the extent usually insured by companies similarly situated and conducting similar businesses. The Parent will upon request of the Administrative Agent furnish a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

         7.05. Financial Reports. The Parent will, and will cause each Subsidiary to, maintain a standard and modern system of accounting in accordance with sound accounting practice and will furnish to the Lenders and their duly authorized representatives such information respecting the business and financial condition of the Parent and its Subsidiaries as any Lender (acting through the Administrative Agent) may reasonably request; and without any request, will furnish to the Lenders:

                  (a) within 45 days after the close of each quarterly fiscal period of the Parent and the Company, a copy of the balance sheets, statements of operations and statements of cash flow of the Parent and its Subsidiaries and of the Company and its Subsidiaries for such period, prepared on a consolidated basis in accordance with GAAP, and the notes thereto, all certified (subject to year end audit adjustments which are not expected to be material) by the chief financial officers of the Company and the Parent;

                  (b) within 90 days after the close of each fiscal year of the Company and the Parent, a copy of the audit report for such year and accompanying financial statements, including balance sheets, statements of operations and statements of cash flow on a consolidated basis for the Parent and its Subsidiaries and the Company and its Subsidiaries in accordance with GAAP, and the notes thereto, certified without qualification by independent public accountants of recognized standing selected by the Parent and the Company and satisfactory to the Majority Lenders (the "Auditors");

                  (c) within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and setting forth: (i) the information and computations (in sufficient detail) required to establish whether the Company was in compliance with the requirements of Sections 7.08, 7.09, 7.10, 7.11, 7.12 and 7.13 hereof at the end of the period covered by the financial statements then being furnished, and (ii) to the best of such officer's knowledge, whether there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate or existed during such period, specifying the nature and period of existence thereof and the action the Company is taking, has taken or proposes to take with respect thereto;

                  (d) no later than the date provided to any lender under the Senior Credit Facility, any certificate in respect of compliance with the covenants in the Senior Credit Facility (including computations with respect thereto) or the existence of a default or event of default thereunder; and

                  (e) within the period provided in paragraph (b) above, a business plan for the Parent and its Subsidiaries for the ensuing fiscal year and projections for the Parent and its Subsidiaries for the ensuing five fiscal years, all in detail reasonably acceptable to the Administrative Agent.

         The  Parent  will,   and  will  cause  each   Subsidiary   to,   permit
representatives of any Lenders, upon reasonable notice and during normal business hours, to examine and make extracts from the books and records of the Parent and its Subsidiaries and to examine their assets and access thereto shall be permitted for such purpose.

         7.06. Compliance with Laws. The Parent will, and will cause each Subsidiary to, comply with all Governmental Requirements to which they are subject, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA, and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation of which is reasonably likely to have a Material Adverse Effect or would result in any lien or charge upon any property of the Parent or any Subsidiary which is not a Permitted Lien.

         7.07. Nature of Business. The Parent will not, nor will it permit any Subsidiary to, engage in any business or activity if, as a result, the general nature of the business which would then be engaged in by the Parent and its Subsidiaries taken as a whole would be substantially changed from the business in which they are engaged after giving effect to the Acquisition.

         7.08. Liens. The Parent will not, nor will it permit any Subsidiary to, pledge, mortgage or otherwise encumber or subject to, or permit to exist upon or be subjected to, any lien, security interest or charge upon, any assets of the Parent or any Subsidiary; provided, however, that nothing in this Section contained shall operate to prevent any of the following (collectively, "Permitted Liens"):

                  (a) liens, pledges or deposits in connection with workmen's compensation, unemployment insurance, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits in connection with tenders, contracts or leases to which the Parent or any of its Subsidiaries is a party or other deposits required to be made in the ordinary course of business and not in connection with borrowing money or obtaining advances or credit; provided, in each case, that the obligation or liability arises in the ordinary course of business and is not overdue, or if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor to the extent required by GAAP;

                  (b) inchoate statutory, construction, common carrier's, materialmen's, landlord's, warehousemen's, mechanics, producers' or operator's liens securing obligations not overdue, or if overdue, being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor to the extent required by GAAP;

                  (c) liens securing Indebtedness permitted by Section 7.09(b);

                  (d) attachment or judgment liens to the extent, but only to the extent, the attachment or judgment in question is not an Event of Default under Section 8.01(g);

                  (e) liens for taxes, assessments or other governmental charges not yet due and payable or which are being diligently contested in good faith by the Parent or its applicable Subsidiary by appropriate proceedings; provided that in any such case an adequate reserve is being maintained by the Parent or such Subsidiary for the payment of same;

                  (f) easements, licenses, permits, rights-of-way, rights of entry or passage, rights of lessees, restrictions and other similar encumbrances incurred in the ordinary course of business which do not secure debt for money borrowed or its equivalent, and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Parent or any Subsidiary or use of the assets in question for their intended purposes;

                  (g) liens described on Schedule 7.08 attached hereto, encumbering the assets noted thereon opposite the description of the indebtedness or obligation secured thereby and extensions and renewals of the foregoing Permitted Liens; provided that the aggregate amount of such liabilities secured by such extended or renewed lien is not increased and such extended or renewed liabilities secured by such lien are on terms and conditions no more restrictive than the terms and conditions of the same being extended or renewed;

                  (h) liens securing indebtedness which is paid in full at the time of the initial Borrowing and which are promptly discharged; and

                  (i) liens not otherwise permitted hereby securing obligations permitted by Section 7.09(h) hereof and not aggregating in excess of $10,000,000 at any one time outstanding.

         7.09. Indebtedness. The Parent will not, nor will it permit any Subsidiary to, issue, incur, assume, create, or have outstanding any
Indebtedness; provided, however, that the foregoing provisions shall not restrict nor operate to prevent:

                  (a) Indebtedness owing to the Administrative Agent and the Lenders under this Agreement or any of the other Loan Documents;

                  (b) Indebtedness of the Company and the related guarantees of the Guarantors under the Senior Credit Facility in an aggregate principal amount at any time outstanding not to exceed (a) under the Term Loan Facilities, $455.0 million, less any required permanent repayments thereunder (excluding any such repayment to the extent refinanced and replaced at the time of payment), and (b) under the Revolving Loan Facility, $200.0 million, reduced by any required permanent repayments actually made (which are accompanied by a corresponding permanent commitment reduction) in respect of the Revolving Loan Facility (excluding any such repayment and commitment reductions to the extent refinanced and replaced at the time of payment);

                  (c)  Indebtedness described on Schedule 7.09 attached hereto;

                  (d)  Subordinated Debt;

                  (e) Indebtedness of the Parent and the Company to each other and to the Guarantors and Indebtedness of the Guarantors to the Parent, the Company and each other; provided that the Indebtedness of the Parent to the Company shall not exceed $40,000,000 at any one time outstanding;

                  (f) Indebtedness which is paid in full on the Closing Date;

                  (g) Existing Notes (and guarantees thereof by the Guarantors) in an aggregate principal amount not in excess of $16.0 million; and

                  (h)  Capitalized   Lease   Indebtedness   and  purchase  money
         Indebtedness not exceeding $10,000,000 at any one time outstanding.

         7.10. Acquisitions, Investments, Loans and Advances and Guarantees. The Parent will not, nor will it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any interest or investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets or business of any other Person; provided, however, that the foregoing provisions shall not apply to nor operate to prevent:

                  (a) investments by the Parent or any Subsidiary in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America; provided that any such obligations shall mature within twelve months from the date the same are acquired by the Parent or such Subsidiary;

                  (b) investments by the Parent or any Subsidiary in certificates of deposit or time deposits issued by any Lender, or by any United States commercial bank having capital and surplus of not less than $100,000,000 and having a maturity of twelve months or less;

                  (c) investments by the Parent or any Subsidiary in commercial paper maturing 270 days or less from the date of issuance which at the time of acquisition is rated A-1 or better by Standard & Poor's Ratings Services Group, a division of the McGraw-Hill Companies and P-1 or better by Moody's Investors Service, Inc.;

                  (d) investments by the Parent or any Subsidiary in debt securities issued by U.S. corporations or states of the United States maturing within twelve months from the date of acquisition thereof if at the time of acquisition the investment in question has a rating of not less than AA from Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.
         and/or Aa2 from Moody's Investors Services, Inc.;

                  (e) investments by the Parent or any Subsidiary in preferred stock of any corporation organized under the laws of any state of the United States which is subject to a remarketing undertaking at intervals not exceeding twelve months issued by any substantial broker and which is rated AA or better by Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc. and/or Aa2 or better by Moody's Investors Services, Inc.;

                  (f) the Acquisition;

                  (g) other acquisitions by the Parent or any Subsidiary of the capital stock of or assets or business of any Person, including acquisitions accomplished by a merger of the Parent or any Subsidiary with any other Person which is permitted by Section 7.12 hereof; provided that (i) immediately after giving effect thereto no Default or Event of Default has occurred and is continuing, (ii) immediately after giving effect thereto the aggregate amount expended by the Parent and its Subsidiaries on account of all such acquisitions (including in such amounts expended, the amount of all indebtedness assumed by the Parent and its Subsidiaries in connection therewith, all indebtedness secured by liens on the assets acquired and all indebtedness of the Person in question (in the event the acquisition is of an equity interest in such Person)) during the period from the date hereof to and including the last day of fiscal 1999 shall not exceed $10,000,000 and during each period of twelve consecutive months concluding thereafter shall not exceed the greater (i) $10,000,000 or, (ii) if but only if the acquisition occurs subsequent to the first date after the date hereof when the Leverage Ratio computed as of the last day of each of the four fiscal quarters of the Parent most recently concluded prior to the consummation of the Acquisition in question has been equal to or less than 3.5 to 1 (but in the case of the last of such fiscal quarters, substituting Consolidated Total Indebtedness as it exists on the date of and after giving effect to the consummation of the acquisition in question for Consolidated Total Indebtedness as it existed on the last day of such fiscal quarter), $25,000,000, and (iii) the acquisition in question shall have been approved by the board of directors or similar governing body of the Person being, or whose assets are being, acquired;

                  (h) loans and advances by the Parent or any Subsidiary to the
         Parent,   the  Company,   and/or  any  Guarantor,   provided  that  the
         corresponding Indebtedness is permitted by Section 7.09;

                  (i) existing  investments,  loans and advances  identified  on
         Schedule 7.10 hereto; and

                  (j) investments in, and loans and advances to Persons not otherwise permitted by this Section at no time aggregating more than $10,000,000.

In determining the amount of investments, loans and advances permitted under this Section, investments shall always be taken at the original cost thereof, regardless of any subsequent appreciation (including retained earnings) or depreciation therein, and loans and advances shall be taken at the principal amount thereof.

         7.11. Restricted Payments.  The Parent shall not during any fiscal year
(a) declare or pay any distributions in respect of any equity interest in the Parent or (b) directly or indirectly purchase, redeem or otherwise acquire or retire any equity interest in the Parent (collectively, "Restricted Payments"); provided, however, that the Parent may, provided in each instance that after giving effect thereto no Default or Event of Default has occurred and is continuing (i) pay dividends on its noncumulative preferred stock at the annual rate of $1.50 per share, (ii) pay dividends on its Class A cumulative preferred stock at the annual rate of up to $2.00 per share, (iii) pay dividends on its Class B cumulative preferred stock at the annual rate of $1.00 per share, (iv) pay dividends on its common stock at a rate not in excess of 8% per annum; (v) make distributions to its members of up to 30% of each fiscal year's "Earning on Pro-Fac Products," as such term is defined in the Marketing Agreement as in effect on the date hereof and computed consistent with past practice; and (vi) expend up to $2,000,000 in any fiscal year to repurchase, redeem or otherwise acquire or retire its common and/or preferred stock or to pay nonqualified retains.

         7.12. Mergers. The Parent will not, nor will it permit any Subsidiary to, consolidate or be a party to a merger with any other Person, except that so long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof (i) any Subsidiary of the Parent may merge with and into the Parent or the Company if the Parent or the Company is the surviving corporation, (ii) any Subsidiary may merge with and into any other Subsidiary if and so long as if either of such Subsidiaries is a Guarantor, the Guarantor is the survivor thereof, (iii) the Merger may be consummated and (iv) the Parent or any Subsidiary may merge with any other Person if the Parent or the relevant Subsidiary is the survivor and the merger is permitted by and treated as an acquisition for purposes of Section 7.10(g) hereof.

         7.13. Sale of Assets. The Parent will not, nor will it permit any Subsidiary to, sell, lease or otherwise dispose of any of its Property
(including any disposition of Property as part of a sale and leaseback transaction); provided that nothing contained therein shall prohibit (i) sales of inventory in the ordinary course of business; (ii) sales or dispositions of obsolete or worn out Property disposed of in the ordinary course of business;
(iii) sales as part of sale and leaseback transactions provided that the fair value of all Property subject to such transactions consummated in any fiscal year of the Parent shall not exceed $1,000,000; (iv) transfers of assets of Subsidiaries to the Company in connection with the liquidation and/or dissolution of such Subsidiaries; (v) transfers of patents, trademarks, copyrights and other intellectual property from the Company to Linden Oaks Corporation, provided that from and after the first such transfer and continuously thereafter Linden Oaks Corporation remains a wholly owned Subsidiary of the Company and a Guarantor hereunder; and (vi) sales, leases and other dispositions of Property not otherwise permitted by this Section 7.13 aggregating not more than $2,500,000 in any fiscal year; provided, however, that there shall be excluded from such $2,500,000 limitation amounts reinvested in other productive assets within 120 days of the receipt of the funds in question if after giving effect thereto Net Capital Expenditures for the fiscal year in question will not be negative and proceeds of sales or dispositions which are used within 120 days of receipt to permanently retire Indebtedness of the Parent and its Subsidiaries (other than Indebtedness owing to the Parent or any Subsidiary and Subordinated Debt). Anything contained in this Agreement to the contrary notwithstanding, the Parent will not, nor will it permit the Company to, without the consent of the Majority Lenders, sell (or, in the case of the Company, issue) capital stock of the Company (other than to the Parent).

         7.14. Burdensome Contracts with Affiliates. The Parent will not, nor will it permit any Subsidiary to, enter into or be a party to any contract or agreement with an Affiliate on terms and conditions materially less favorable to the Parent or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

         7.15. No Change in Fiscal Year. The Parent will not, nor will it permit any Subsidiary to, have a fiscal year other than the present fiscal year of the Parent (i.e., fiscal years ending on the last Saturday of June and fiscal quarters of thirteen calendar weeks); provided that the Majority Lenders shall not unreasonably withhold their consent to such a change if in connection therewith the provisions of this Agreement measuring covenant compliance or payments with reference to fiscal periods are renegotiated in a manner reasonably acceptable to them.

         7.16. Formation of Subsidiaries. In the event any Subsidiary is formed or acquired after the date hereof which meets the definition of the term "Guarantor" herein or any Subsidiary which did not formerly meet the criteria for treatment of a Guarantor meets such requirements, the Parent shall within thirty (30) Business Days thereof cause such Subsidiary to execute an Additional Guarantor Supplement in the form annexed hereto as Exhibit D with such modifications as may be approved by the Administrative Agent (an "Additional Guarantor Supplement") and cause such Guarantor to execute and deliver to the Administrative Agent Additional Guarantor Documentation with respect to it; provided, however, that the foregoing shall not apply on and after the Conversion Date to any Subsidiary designated as an Unrestricted Subsidiary pursuant to and in accordance with the terms of this Agreement.

         7.17. No Restriction on Subsidiary Dividends. Neither the Parent nor any Subsidiary is a party to, nor will the Parent or any Subsidiary become a party to, any agreement prohibiting or otherwise restricting the declaration or payment of any dividends or equity distributions by any such Subsidiary; provided that the foregoing restrictions shall not apply to debt agreements in effect on the date hereof which are terminated concurrently with the first extension of credit hereunder.

         7.18. Concerning the Subordinated Debt. The Parent and the Company will not make (or give any notice for) any voluntary or optional payment or prepayment on or redemption or acquisition for value of any Subordinated Debt or make any redemption (whether mandatory or optional) or prepayment of the Subordinated Promissory Note issued to Dean Foods in connection with the Acquisition (or any promissory notes issued thereunder as interest) or make any payment of principal or interest thereon in violation of the subordination provisions thereof or amend or modify in any material respect any term, covenant or provision of any Subordinated Debt or set off any amounts against any Subordinated Debt; provided, however, that the foregoing shall not apply to or restrict the payment or retirement of Subordinated Debt out of the net proceeds received from any concurrent issuance of additional Subordinated Debt.

         7.19. Limitation on Senior Subordinated Indebtedness. The Company shall not, directly or indirectly, incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Loans and expressly rank subordinate in right of payment to any Senior Indebtedness of the Company.

         The Parent shall not, and shall not permit any other Guarantor to, and no Guarantor shall, directly or indirectly, incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Guarantee of such Guarantor and expressly rank subordinate in right of payment to any Senior Indebtedness of such Guarantor.

         7.20. Concerning the Marketing Agreement. The Parent and the Company will comply in all material respects with their respective obligations under the Marketing Agreement and will not amend or modify the same in any material respect or terminate the same.

         7.21. Year 2000 Assessment. The Parent shall take all actions necessary and commit adequate resources to assure that its computer-based and other systems (and those of all Subsidiaries) are able to effectively process dates, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a material adverse effect on the business or financial affairs of the Parent and its Subsidiaries taken on a consolidated basis. At the request of the Administrative Agent, the Parent and the Company will provide the Administrative Agent with written assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Administrative Agent as to the capability of the Parent and its Subsidiaries to conduct its and their businesses and operations before, on and after January 1, 2000, without experiencing a Year 2000 Problem causing a Material Adverse Effect.

         7.22. Preservation of Cooperative Status. The Parent will preserve, renew and keep in full force and effect its corporate existence and status as a cooperative association as defined in Section 1141j(a) of Title 12 of the United States Code.

         7.23. Take-Out Financing. The Parent and the Company shall take any and every action necessary or desirable, to the extent within the power of either of them, so that the Take-Out Bank can, as soon as practicable after the Closing Date, publicly sell or privately place the Refinancing Securities. Such action shall include, without limitation, the preparation of an offering memorandum relating to the sale of the Refinancing Securities in a form and with content satisfying the requirements of a registration statement on Form S-1, including audited and unaudited financial statements for the Company and DFVC and pro forma financial statements reflecting the Acquisition and related transactions, which offering memorandum shall be reasonably satisfactory to the Take-Out Bank, and the full cooperation of senior management of each of the Company, Parent and DFVC in marketing the Refinancing Securities pursuant to such offering memorandum for such a period as is customary to complete the sale of securities such as the Securities (which shall include the participation of members of the senior management of each of the Company, Parent and DFVC designated by the Take-Out Bank in "road-show" and other investor meetings, whether by telephone or in person, in connection with the marketing of the Financing Securities). If the Initial Loan shall not have been refinanced in full prior thereto, the Company shall agree that upon notice by the Take-Out Bank (a "Refinancing Securities Demand"), at any time and from time to time prior to the first anniversary of the Closing Date, the Parent and/or the Company will cause the issuance and sale of Refinancing Securities upon such terms and conditions as specified in the Refinancing Securities Demand; provided that (i) the interest rates (whether floating or fixed) shall be determined by the Take-Out Bank in light of the then prevailing market conditions; (ii) the maturity of any Refinancing Securities shall not be earlier than the eighth anniversary of the Closing Date; (iii) the Refinancing Securities will be issued pursuant to one or more indentures substantially in the form of the Senior Subordinated Indenture and which shall contain such other terms, conditions and covenants as are customary for similar financings and as are reasonably satisfactory in all respects to the Take-Out Bank and its counsel and the Company and its counsel; and (iv) all other arrangements with respect to the Refinancing Securities shall be reasonably satisfactory in all respects to the Take-Out Bank in light of the then prevailing market conditions; provided, further, that in no event will the Company or Parent be required to issue equity interests in connection with a Refinancing Securities Demand. 7.24. Exchange of Term Notes. The Company and Parent will, on the fifth Business Day following the written request (the "Exchange Request") of the holder of any Term Note (or beneficial owner of a portion thereof):

                  (i) Execute and deliver, cause each Guarantor to execute and deliver, and cause a bank or trust company acting as trustee thereunder to execute and deliver, the Senior Subordinated Indenture, if such Senior Subordinated Indenture has not previously been executed and delivered;

                 (ii) Execute and deliver to such holder or beneficial owner in accordance with the Senior Subordinated Indenture a note in the form attached to the Senior Subordinated Indenture (the "Exchange Notes") bearing interest at the Fixed Rate in exchange for such Term Note dated the date of the issuance of such Exchange Note, payable to the order of such holder or owner, as the case may be, in the same principal amount as such Term Note (or portion thereof) being exchanged, and cause each Guarantor to endorse its guarantee thereon; and

                (iii) Execute and deliver, and cause each Guarantor to execute and deliver, to such holder or owner, as the case may be, the Registration Rights Agreement, if the Registration Rights Agreement has not previously been executed and delivered or, if the Registration Rights Agreement has previously been executed and delivered and such holder or owner is not already a party thereto, permit such holder or owner to become a party thereto.

         The Exchange Request shall specify the principal amount of the Term Notes to be exchanged pursuant to this Section 7.24 which shall be at least $5,000,000 and integral multiples of $500,000 in excess thereof. Term Notes delivered to the Company under this Section 7.24 in exchange for Exchange Notes shall be cancelled by the Company and the corresponding amount of the Term Loan shall be deemed repaid and the Exchange Notes shall be governed by and construed in accordance with the terms of the Senior Subordinated Indenture.

         The bank or trust company acting as trustee under the Senior Subordinated Indenture shall at all times be a corporation organized and doing business under the laws of the United States of America or the State of New York, in good standing and having its principal offices in the Borough of Manhattan, in The City of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and which has a combined capital and surplus of not less than $50,000,000.

         7.25. Register. The Company hereby designates the Administrative Agent to serve as the Company's agent, solely for purposes of this Section 7.25, to maintain a register (the "Register") on which it will record the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Company's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the receipt by the Administrative Agent of a properly executed  and  delivered  Assignment  Agreement  pursuant  to Section  10.07(a).
Coincident with the delivery of such an Assignment Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes of the same type and in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender.

         7.26. Senior Subordinated Indenture; Etc. Each of the Company and the Guarantors shall, on the date it executes and delivers the Senior Subordinated Indenture and the Exchange Notes and the Refinancing Securities and the
indenture governing the Refinancing Securities (or the guarantees related thereto, as the case may be), have the full corporate power, authority and capacity to do so and to perform all of its obligations to be performed thereunder; all corporate and other acts, conditions and things required to be done and performed or to have occurred prior to such execution and delivery to constitute them as valid and legally binding obligations of the Company enforceable against the Company and the Guarantors in accordance with their respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), shall have been done and performed and shall have occurred in due compliance with all applicable laws; on the date of such execution and delivery by the Company and the Guarantors, the Senior Subordinated Indenture and the Exchange Notes and the Refinancing Securities
(and the guarantees) and the indenture governing the Refinancing Securities shall constitute legal, valid, binding and unconditional obligations of the Company and the Guarantors, as the case may be, enforceable against the Company and the Guarantors, as the case may be, in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         7.27.  Amendments  or Waivers of Certain  Documents.  The  Company  and
Parent shall not, nor shall it cause or permit any of its Subsidiaries to, directly or indirectly, enter into any amendment, modification, supplement or waiver with respect to the Senior Credit Facility as in effect on the Closing Date that would modify any of the provisions thereof or any of the definitions relating to the provisions thereof in respect of issuances of Refinancing Securities, the Term Notes or the Exchange Notes in a manner adverse to the Lenders.

         7.28. Release of Covenants upon Conversion; Term Loan Covenants. Upon any conversion of the Initial Loans into Term Loans pursuant to Section 2.02, Sections 7.08-7.15 and 7.17-7.20 of this Agreement shall no longer apply to Parent or any Subsidiary. On and after the conversion of Initial Loans into Term Loans, Parent and Company agree that, so long as any credit is in use by the Company hereunder, Parent will, and will cause each Subsidiary to, comply with the covenants set forth in Annex A (which incorporates certain defined terms listed in Annex B).

         Section 8. Events of Default.

         8.01. Events of Default. Each of the following constitutes an event of default (an "Event of Default"):

                  (a) failure by the Company to pay interest on any Note when it becomes due and payable and the continuance of such failure for, if such failure occurs prior to the Conversion Date, three Business Days, and, if such failure occurs on or after the Conversion Date, 30 days or failure by the Company to pay any fee or any other amount payable by it hereunder or under any other Loan Document when due and the continuance of any such failure for 30 days (whether or not such payment shall be prohibited by Section 11);

                  (b) failure by the Company to pay the principal or premium, if any, on any Note when it becomes due and payable, whether at stated maturity, upon redemption (including, without limitation, the failure to make a payment to purchase or prepay Notes pursuant to Section 2.05(a)(iii)), upon acceleration or otherwise (whether or not such payment shall be prohibited by Section 11);

                  (c) failure by Parent or any Subsidiary to comply with any of its agreements or covenants described in Sections 2.5(a)(iii)(3) or
         (4);

                  (d) failure by Parent or any Subsidiary to comply with any other covenant herein or in another Loan Document and continuance of such failure for 60 days after notice of such failure has been given to the Company by the Administrative Agent or any Lender;

                  (e) any representation or warranty made herein or in any of the other Loan Documents or in any statement or certificate furnished pursuant hereto or thereto, or in connection with any advance or issuance made hereunder or by any Person in connection with the transactions contemplated hereby, proves untrue in any material respect as of the date of the issuance or making thereof;

                  (f) failure by Parent or any Subsidiary to make any principal payment when due after the expiration of any applicable grace period in respect of any Indebtedness of Parent or any Subsidiary, or the acceleration of the maturity of such Indebtedness by the holders thereof because of a default, with an aggregate outstanding principal amount for all such Indebtedness under this clause (f) of $7.5 million or more;

                  (g) one or more final, non-appealable judgments or orders that exceed $7.5 million in the aggregate for the payment of money have been entered by a court or courts of competent jurisdiction against Parent or any Subsidiary and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered;

                  (h) any of the Loan Documents or the Marketing Agreement shall for any reason not be or shall cease to be in full force and effect, or any of the Loan Documents or the Marketing Agreement is declared to be null and void as to any party, or the Parent or any Subsidiary takes any action for the purpose of repudiating or rescinding any Loan Document executed by it or the Marketing Agreement;

                  (i) a Change of Control occurs prior to the  Conversion  Date;
         and

                  (j) if under any Bankruptcy Law, (A) the Company, Parent or any Subsidiary commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a Custodian of it or for all or substantially all of its property, or makes a general assignment for the benefit of its creditors, or (B) a court of competent jurisdiction enters an order or decree, and such order or decree remains unstayed and in effect for 60 days, that is for relief against the Company, Parent or any Subsidiary in an involuntary case, appoints a Custodian of the Company, Parent or any Subsidiary or for all or substantially all of the property of the Company, Parent or any Subsidiary, or orders the liquidation of the Company, Parent or any Subsidiary.

         8.02. Non-Bankruptcy Defaults. When any Event of Default described in subsections 8.01(a) to 8.01(i), inclusive, or Section 8.01(j) (other than with respect to the Company or the Parent) has occurred and is continuing, the Administrative Agent may (and shall, upon request of the Majority Lenders), by notice to the Company, take any or all of the following actions:

                  (a) declare the principal of and the accrued interest on the Notes to be forthwith due and payable and thereupon the Notes, including both principal and interest, and all fees, charges and commissions payable hereunder, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind; and

                  (b) enforce any and all rights and remedies available under the Loan Documents or applicable law.

         8.03. Bankruptcy Defaults. When any Event of Default described in subsection 8.01(j) (with respect to the Company or the Parent) has occurred and is continuing, then (a) the then unpaid balance of the Notes, including both principal and interest, and all fees, charges and commissions payable hereunder, shall immediately become due and payable without presentment, demand, protest or notice of any kind and (b) the Administrative Agent may exercise all remedies available to it under the Loan Documents or applicable law.

         8.04. Willful Default. In the case of an Event of Default occurring after the Conversion Date by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to prepay the Term Loan under the provisions of Section 2.05(a)(ii)(1), an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, upon the acceleration of the Term Loan. If an Event of Default occurs prior to September 23, 2003 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on prepayment of the Term Loan prior to September 23, 2003, then, upon acceleration of the Term Loan, an additional premium shall also become and be immediately due and payable, to the extent permitted by law, in an amount equal to 10.0%.

         Section 9. Agents.

         9.01. General Provisions. Each of the Lenders and Agents hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent agrees to give promptly to each Lender a copy of each notice or other document received by it pursuant to any Loan Document (other than any that are required to be delivered to the Lenders by the Company or any Guarantor).

         The Lender or other financial institution serving as any Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not such Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Company or other Affiliate thereof as if it were not such Agent hereunder.

         No Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.05), and (c) except as expressly set forth herein, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any Subsidiary that is communicated to or obtained by the financial institution serving as such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.05) or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to Administrative Agent and such Agent by the Company or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

         Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts reasonably selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Affiliates, directors, officers, employees, agents and advisors ("Related Parties"). The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.

         Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor which, so long as no Default is continuing, shall be reasonably acceptable to the Company. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Agent's resignation hereunder, the provisions of this
Section 9.01 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as such Agent.

         Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. No Agent shall be deemed a trustee or other fiduciary on behalf of any party.

         9.02. Indemnification. Each Lender agrees to indemnify and hold harmless each Agent (to the extent not promptly reimbursed under Section 10.03, but without limiting the obligations of the Company under Section 10.03), ratably in accordance with the aggregate principal amount of the respective Commitments of and/or Loans held by the Lenders, for any and all liabilities (including pursuant to any environmental law), obligations, losses, damages, penalties, actions, judgments, deficiencies, suits, costs, expenses (including reasonable attorney's fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of any Loan Document or any other documents contemplated by or referred to therein for any action taken or omitted to be taken by such Agent under or in respect of any of the Loan Documents or other such documents or the transactions contemplated thereby (including the costs and expenses that the Company is obligated to pay under Section 10.03, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Lender shall be liable for any of the foregoing to the extent they are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the party to be indemnified. The agreements set forth in this Section 9.02 shall survive the payment of all Loans and other obligations hereunder and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Loan Document.

         9.03. Consents Under Other Loan Documents. Except as otherwise provided in this Agreement and the other Loan Documents, Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Loan Documents.

         Section 10. Miscellaneous.

         10.01. Waiver of Rights. No delay or failure on the part of any Lender or the holder or holders of any Note in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in any Default, nor shall any single or partial exercise thereof, or the exercise of any other power or right, preclude any other right or the further exercise of any other rights. The rights and remedies hereunder of the Lenders, the Agents, the Lenders and of the holder or holders of any Note are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

         10.02. [Reserved].

         10.03. Expenses, Indemnification, Etc. (a) The Company and each Guarantor, jointly and severally, agree to pay or reimburse:

                  (i) the Arranger and Administrative Agent for all of their reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of legal counsel) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents and the extension of credit hereunder, (2) the negotiation or preparation of any modification, supplement or waiver of any of the terms of any Loan Document (whether or not consummated or effective) and (3) the primary syndication of the Loans and Commitments;

                  (ii) each of the Lenders and the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including the reasonable fees and expenses of legal counsel) in connection with (1) any Default and any enforcement or collection proceedings resulting therefrom, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), (2) the enforcement of this Section 10.03 and (3) any documentary taxes; and

                  (iii) each of the Lenders and the Administrative Agent for all reasonable costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Loan Document or any other document referred to therein.

                           (b) The  Company  and  each  Guarantor,  jointly  and
                  severally, hereby agree to indemnify each Agent and each Lender and their respective Affiliates, directors, trustees, officers, employees and agents (each, an "Indemnitee") from, and hold each of them harmless against, and that no Indemnitee will have any liability for, any and all Losses incurred by any of them (including any and all Losses incurred by Administrative Agent or Arranger to any Lender, whether or not any Creditor is a party thereto) directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Loan Document, any of the transactions contemplated by the Loan Documents, any breach by the Company or any Guarantor of any representation, warranty, covenant or other agreement contained in any of the Loan Documents or the use or proposed use of any of the Loans, but excluding any such Losses to the extent finally determined by a court of competent jurisdiction in a final and nonappealable judgment to have arisen from the gross negligence or bad faith of the Indemnitee.

         To the extent that the undertaking to indemnify and hold harmless set forth in this Section 10.03 or any other provision of any Loan Document providing for indemnification is unenforceable because it is violative of any law or public policy or otherwise, the Company and each Guarantor, jointly and severally, shall contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

         The Company and each Guarantor also agree that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to the Company or any Guarantor or any Guarantor's security holders or creditors resulting from, arising out of, in any way related to or by reason of any matter referred to in any indemnification or expense reimbursement provisions set forth in this Agreement or any other Loan Document, except to the extent that any Loss is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted from the gross negligence or bad faith of such Indemnitee.

         The Company and each Guarantor agree that, without the prior written consent of the Administrative Agent, Arranger and the Majority Lenders, which consent shall not be unreasonably withheld, neither the Company nor any Guarantor will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification is reasonably likely to be sought under the indemnification provisions of this
Section 10.03 (whether or not any Indemnitee is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release of each Indemnitee from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

         10.04. Documentary Taxes. The Company agrees to pay any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

         10.05. Amendments, Etc. (i) Any provision of any Loan Document may be amended, modified or supplemented by an instrument in writing signed by the Company and the Guarantors party thereto and the Majority Lenders, or by the Company and the Guarantors party thereto and Administrative Agent acting with the written consent of the Majority Lenders, and any provision of any Loan

Document may be waived by an instrument in writing signed by the Company and the Guarantors party thereto and the Majority Lenders, or by the Company and the Guarantors party thereto and Administrative Agent acting with the written consent of the Majority Lenders; provided, however, that:

                  (a) no amendment or waiver shall, unless by an instrument signed by all of the Lenders or by Administrative Agent acting with the written consent of each Lender: (I) extend the scheduled final maturity of any Loan or Note, or reduce the rate of interest or fees thereon, or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, or make any change to the definition of Applicable Spread, (II) change the currency in which any Loan Obligation is payable, (III) amend the terms of this Section 10.05 or
         Section 3 or 10.07, (IV) reduce the percentages specified in the definition of the term "Majority Lenders" or amend any provision of any Loan Document requiring the consent of all the Lenders or reduce any other percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (V) release any Guarantor from its obligations under Section 4 (unless permitted by this Agreement), (VI) consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations under any Loan Document, (VII) amend Section 10.03 or any other indemnification and expense reimbursement provision set forth in any Credit Document, (VIII) modify the provisions of Section 11 or any of the defined terms related thereto in any manner adverse to the Lenders, (IX) waive performance by the Company or the Parent of its obligations under, or consent to any departure from any of the terms and provisions of, Section 2.05(a)(iii) (it being understood that any prepayment required by Section 2.05(a)(iii)(1) or (2) may be waived or amended by the Majority Lenders) or (X) so long as any Lender holds more than 50% of the outstanding Loans, waive a Default hereunder; and

                  (b) any modification or supplement of or waiver with respect to Section 9 which affects any Agent in their respective capacities as such shall require the consent of such Agent.

                           (ii) If,  in  connection  with any  proposed  change,
                  waiver, discharge or termination of any of the provisions of this Agreement as contemplated by Section 10.05(i)(a) (other than clause (I) of such section), the consent of the Majority Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Company shall have the right to replace each such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more Replacement Lenders in accordance with the provisions of
                  Section 3.07 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination; provided, however, that the Company shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clause (I) of Section 10.05(i)(a).

         10.06. Survival of Representations. All representations and warranties made in the Loan Documents or pursuant thereto or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and of the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

         10.07. Assignments and Participations. (a) Neither the Company nor any Guarantor may assign its respective rights or obligations hereunder or under the Notes or any other Loan Document without the prior written consent of all of the Lenders.

         (b) Each Lender may assign to any Eligible Person any of its Loans, its Notes and its Commitments (but only with the consent (which shall not be unreasonably withheld, delayed or conditioned) of the Company and the Primary Lender); provided, however, that (i) no such consent by the Company or the Primary Lender shall be required in the case of any assignment to another Lender or any Lender's Affiliate or an Approved Fund of any Lender (in which case, the assignee and assignor Lenders shall give notice of the assignment to Arranger);
(ii) no consent of the Company need be obtained if any Default shall have occurred and be continuing; (iii) each assignment, other than to a Lender or any Lender's Affiliate or an Approved Fund of any Lender and other than any assignment effected by the Primary Lender or any of its Affiliates in connection with the syndication of the Commitments and/or Loans, shall be in an aggregate amount at least equal to $5.0 million unless the assigning Lender's exposure is reduced to $0 or unless the Company and Arranger otherwise agree and (iv) in no event may any such assignment be made to the Company or any Guarantor or any of its Affiliates without consent of all Lenders. Any assignment of a Loan shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of a Loan shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by an instrument in writing substantially in the form of Exhibit E, and upon consent thereto by the Company and Arranger to the extent required above, one or more new Notes in the same aggregate principal amount shall be issued to the designated assignee and the old Notes shall be returned by the Administrative Agent to the Company marked "canceled". Upon execution and delivery by the assignee to the Company and Arranger of an instrument in writing substantially in the form of Exhibit E, and upon consent thereto by the Company and Arranger to the extent required above, and in the case of a Loan, upon appropriate entries being made in the Register, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it (in addition to the Commitment(s) and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon any such assignment (other than to a Lender or any Affiliate of a Lender or an Approved Fund of any Lender and other than any assignment by the Primary Lender or any of its Affiliates) the assignee Lender shall pay a fee of $3,500 to Administrative Agent. Upon any such assignment, certain rights and obligations of the assigning Lender shall survive as set forth in Section 10.13.

         (c) A Lender may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans held by it, or in its Commitments, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Section 3 (provided, however, that no Participant shall be entitled to receive any greater amount pursuant to Section 3 than the transferor Lender would have been entitled to receive in respect of the participation effected by such transferor Lender had no participation occurred) with respect to its participation in such Loans and Commitments as if such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 10.08(c), shall not have any other rights or benefits under this Agreement or any Note or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Company to any Lender under Section 3 in respect of Loans and its Commitments shall be no greater than the amount that would have applied if such Lender had not sold or agreed to sell any participation in such Loans and Commitments, and as if such Lender were funding each of such Loan and Commitments in the same way that it is funding the portion of such Loan and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to any modification or amendment set forth in subclauses (I), (II), (III) or (VII) of clause (a) of the proviso to Section 10.05.

         (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 10.07, any Lender may assign and pledge all or any portion of its Loans and its Notes to any United States Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank and, in the case of a Lender that is an investment fund, any such Lender may assign or pledge all or any portion of its Loans and its Notes to its trustee in support of its obligations to its trustee, without notice to or consent of the Company, Administrative Agent or Arranger. No such assignment shall release the assigning Lender from its obligations hereunder.

         (e) A Lender may furnish any information concerning Parent or any Subsidiary in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject, however, to the provisions of Section 10.17. In addition, each of the Administrative Agent and Arranger may furnish any information concerning the Company or any Guarantor or any of its Affiliates in the Administrative Agent's or Arranger's possession to any Affiliate of the Administrative Agent or Arranger, subject, however, to the provisions of Section 10.17. The Company and each Guarantor shall assist any Lender in effectuating any assignment or participation pursuant to this Section 10.07 (including during syndication) in whatever manner such Lender reasonably deems necessary, including participation in meetings with prospective transferees.

         (f) The Primary Lender shall receive a processing fee of $3,500 per each assignment payable by the assignor and/or the assignee.

         10.08. Right of Setoff; Sharing of Payments; Etc. (a) If any Event of Default shall have occurred and be continuing, each of the Company and the Guarantors agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of the Company or such Guarantor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder that is not paid when due (regardless of whether such deposit or other indebtedness is then due to the Company or such Guarantor), in which case it shall promptly notify the Company or such Guarantor and the Administrative Agent thereof; provided, however, that such Lender's failure to give such notice shall not affect the validity thereof.

         (b) Each of the Lenders agrees that, if it should receive (other than pursuant to Section 3) any amount hereunder (whether by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such amounts then owed and due to such Lender bears to the total of such amounts then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Loan Obligations of the Company or such Guarantor to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Company consents to the foregoing arrangements.

         (c) The Company agrees that any Lender so purchasing such a participation may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

         (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of the Company or any Guarantor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 10.08 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 10.08 to share in the benefits of any recovery on such secured claim.

         10.09. Lending Offices. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "lending office") or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a notice to the Company and the Administrative Agent (but such funds shall in any event be made available to the Company at the office of the Administrative Agent as herein provided for).

         10.10. Discretion of Banks as to Manner of Funding. Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations under this Agreement (including, without limitation, calculations under Sections 3.01 and 3.04 hereof) shall be made as if each Lender had actually funded and maintained its interest in each Loan through the purchase of deposits in the offshore interbank market having a maturity corresponding to such Loan's Interest Period and bearing an interest rate equal to LIBOR Rate for such Interest Period.

         10.11. Notices. All communications provided for herein shall be in writing or by telecopy, except as otherwise specifically provided for hereinabove, addressed, if to the Parent, the Company or the Guarantors at 90 Linden Oaks, Rochester, New York 14625, Attention: Chief Financial Officer or if to the Administrative Agent or Lenders at their respective addresses set forth opposite their respective signatures hereto or an Assignment Agreement to which they are a party, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section 10.11. Any notice in writing shall be deemed to have been given or made when served personally or three (3) days after being mailed (properly addressed) if sent by United States mail or upon receipt, if sent by telecopy; provided that any notice to the Administrative Agent or any Lender under Section 2 hereof shall only be effective upon receipt.

         10.12. [Reserved].

         10.13. [Reserved].

         10.14. [Reserved].

         10.15. Counterparts; Interpretation; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, any separate letter agreements with respect to fees payable to Administrative Agent and those certain assignment agreements each dated as of September 17, 1998 by and between USB AG, Stamford Branch, and Harris Trust and Savings Bank and UBS AG, Stamford Branch, and Bank of Montreal, Chicago Branch constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, other than the indemnity, confidentiality, waiver of jury trial and governing law provisions of the Commitment Letter, which are not superseded and survive. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         10.16. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

         10.17. Confidentiality. Any information disclosed by the Parent or any of its Subsidiaries to the Administrative Agent or any of the Lenders shall be used solely for purposes of this Agreement and for the purpose of determining whether or not to extend other credit or financial accommodations to the Company or its Subsidiaries and, if such information is not otherwise in the public domain, shall not be disclosed by the Administrative Agent or such Lender to any other Person except (i) to its independent accountants and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) pursuant to statutory and regulatory requirements, (iii) pursuant to any mandatory court order, subpoena or other legal process, provided that such Lender or the Administrative Agent, as applicable, shall give the Company prior written notice of any such disclosure if lawful, (iv) to the Administrative Agent or any other Lender, (v) pursuant to any agreement heretofore or hereafter made between such Lender and the Company which permits such disclosure, (vi) in connection with the exercise of any right or remedy under the Loan Documents, or (vii) subject to an agreement containing provisions substantially similar in effect to those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Obligation or Loan.

         10.18. Waiver of Stay, Extension or Usury Laws. Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal of or interest on the Loans as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and (to the extent that it may lawfully do so) each of the Company and the Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Administrative Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. 10.19. Governing Law; Submission to Jurisdiction; Waivers; Etc. Each Loan Document shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the principles of conflicts of laws thereof (except in the case of the other Loan Documents, to the extent otherwise expressly stated therein). The Company and each Guarantor hereby irrevocably and unconditionally: (I) submits for itself and its Property in any Proceeding relating to any Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (II) consents that any such Proceeding may be brought in any such court and waives trial by jury and any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(III) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 10.11 or at such other address of which Administrative Agent shall have been notified pursuant thereto; and (IV) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         10.20. WAIVER OF JURY TRIAL. THE COMPANY, THE GUARANTORS, THE AGENTS AND THE LENDERS EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENTS OR

EITHER OF THEM, ANY LENDER AND THE COMPANY AND/OR ANY OF THE GUARANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THE COMPANY, THE GUARANTORS, THE AGENTS AND THE LENDERS EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         10.21. Independence of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable law. Notwithstanding anything herein to the contrary, any matter identified on a Schedule to this Agreement shall be deemed to be set forth on all other Schedules to this Agreement for purposes of determining compliance with any of the representations, warranties or covenants contained herein.

         10.22. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         10.23. Acknowledgments. Each of the Company and the Guarantors hereby acknowledge that: (a) each of them has been advised by counsel in connection with the negotiation, execution and delivery of the Loan Documents; (b) no Lender or Agent has any fiduciary or similar relationship to the Company or any Guarantor and the relationship between the Lenders and Agent on the one hand, and the Company and Guarantors, on the other hand, is solely that of debtor and creditor; and (c) no joint venture exists among the Lenders and Agent or among the Company and Guarantors and the Lenders and Agent.

         Section 11. Subordination.

         11.01. Agreement to Subordinate. The Company and each Guarantor agrees, and each Lender by accepting a Note agrees, that the payment by the Company of principal of, and premium, if any, and interest on the Loans and Notes, and by each Guarantor of such amounts under its Guarantee (collectively, the "Loan Indebtedness"), are subordinated to the prior payment in full in cash when due of the principal of, and premium, if any, and accrued and unpaid interest on and all other amounts owing in respect of all existing and future Senior Indebtedness of the Company and of such Guarantor, as the case may be.

         11.02. Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution to creditors of the Company or any Guarantor of the assets of the Company or such Guarantor, as the case may be, of any kind or character in a total or partial liquidation or dissolution of the Company or such Guarantor, as the case may be, or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or such Guarantor, as the case may be, whether voluntary or involuntary (including any assignment for the benefit of creditors and proceedings for marshaling of assets and liabilities of the Company or such Guarantor, as the case may be) (a "Insolvency or Liquidation Proceeding"), the holders of all Senior Indebtedness of the Company or such Guarantor, as the case may be, then outstanding will be entitled to payment in full in cash (including interest accruing subsequent to the filing of petition of bankruptcy or insolvency at the rate specified in the document relating to the applicable Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the Company or such Guarantor, as the case may be, under applicable law) before the Lenders are entitled to receive any payment on or with respect to the Loan Indebtedness from the Company or such Guarantor, as the case may be, and until all Senior Indebtedness of the Company or such Guarantor, as the case may be, receives payment in full in cash, any distribution to which the Lenders would be entitled will be made to holders of Senior Indebtedness of the Company or such Guarantor, as the case may be.

         11.03. No Payment on Loans and Notes in Certain Circumstances. (a) Upon the occurrence of any default in the payment of any principal of or interest on or other amounts due on any Designated Senior Indebtedness of the Company or any Guarantor (a "Payment Default"), no payment of any kind or character shall be made by the Company or such Guarantor, as the case may be (or by any other Person on its or their behalf), with respect to the Loan Indebtedness unless and until (i) such Payment Default shall have been cured or waived in accordance with the instruments governing such Designated Senior Indebtedness or shall have ceased to exist, (ii) such Designated Senior Indebtedness has been discharged or paid in full in cash in accordance with the instruments governing such Designated Senior Indebtedness or (iii) the benefits of this sentence have been waived by the holders of such Designated Senior Indebtedness or their representative immediately after which the Company or such Guarantor, as the case may be, must resume making any and all required payments, including missed payments, in respect of its obligations under the Loans and Notes.

         (b) Upon (i) the occurrence and continuance of an event of default (other than a Payment Default) relating to Designated Senior Indebtedness of the Company or any Guarantor, as such event of default is defined therein or in the instrument or agreement under which such Designated Senior Indebtedness is outstanding, which event of default, pursuant to the instruments governing such Designated Senior Indebtedness, entitles the holders (or a specified portion of the holders) of such Designated Senior Indebtedness or their designated representative to immediately accelerate without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace period the maturity of such Designated Senior Indebtedness (whether or not such acceleration has actually occurred) (a "Non-payment Default") and (ii) the receipt by the Administrative Agent and the Company or such Guarantor, as the case may be, from the trustee or other representative of holders of such Designated Senior Indebtedness of written notice (a "Payment Blockage Notice") of such occurrence, no payment is permitted to be made by the Company or such Guarantor, as the case may be (or by any other Person on its or their behalf), in respect of the Loan Indebtedness for a period (a "Payment Blockage Period") commencing on the date of receipt by the Administrative Agent of such notice and ending on the earliest to occur of the following events (subject to any blockage of payments that may then be in effect due to a Payment Default on Designated Senior Indebtedness): (w) such Non-payment Default has been cured or waived or has ceased to exist; (x) a 179-consecutive-day period commencing on the date such written notice is received by the Administrative
Agent has elapsed; (y) such Payment Blockage Period has been terminated by written notice to the Administrative Agent from the trustee or other representative of holders of such Designated Senior Indebtedness, whether or not such Non-payment Default has been cured or waived or has ceased to exist; and
(z) such Designated Senior Indebtedness has been discharged or paid in full in cash, immediately after which, in the case of clause (w), (x), (y) or (z), the Company or such Guarantor, as the case may be, must resume making any and all required payments, including missed payments, in respect of its obligations under the Loans and Notes. Notwithstanding the foregoing, (A) not more than one Payment Blockage Period may be commenced in any period of 360 consecutive days and (B) no default or event of default with respect to the Designated Senior Indebtedness of the Company or such Guarantor, as the case may be, that was the subject of a Payment Blockage Notice which existed or was continuing on the date of the giving of any Payment Blockage Notice shall be or serve as the basis for the giving of a subsequent Payment Blockage Notice whether or not within a period of 360 consecutive days unless such default or event of default shall have been cured or waived for a period of at least 90 consecutive days after such date. Notwithstanding anything to the contrary, in no event may the total number of days during which any Payment Blockage Period or Periods are in effect exceed 179 days in the aggregate during any 360 day consecutive period.

         (c) Notwithstanding the foregoing, the Lenders may receive and retain Permitted Junior Securities, and no such receipt or retention will be contractually subordinated in right of payment to any Senior Indebtedness or subject to the restrictions described in this Section 11.

         11.04. Acceleration of Notes. If payment of the Loans and Notes is accelerated because of an Event of Default, the Company shall promptly notify the administrative agent under the Senior Credit Facility and each holder (or Representative thereof) of the Senior Indebtedness of the Company or any Guarantor of the acceleration.

         11.05. When Distributions Must Be Paid Over. In the event that any payment or distribution of assets of the Company or any Guarantor, whether in cash, property or securities, shall be received by the Administrative Agent or the Lenders at a time when such payment or distribution is prohibited by this
Section 11, such payment or distribution shall be segregated from other funds or assets and held in trust for the benefit of the holders of Senior Indebtedness of the Company or such Guarantor, as the case may be, and shall be paid or delivered by the Administrative Agent or such Lenders, as the case may be, to the holders of the Senior Indebtedness of the Company or such Guarantor, as the case may be, remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company or such Guarantor, as the case may be, may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company or such Guarantor, as the case may be, held or represented by each, for application to the payment of all Senior Indebtedness of the Company or such Guarantor, as the case may be, remaining unpaid, to the extent necessary to pay or to provide for the payment in full in cash of all such Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         With respect to the holders of Senior Indebtedness of the Company or any Guarantor, the Administrative Agent undertakes to perform only such obligations on its part as are specifically set forth in this Section 11, and no implied covenants or obligations with respect to any holders of the Senior Indebtedness of the Company or any Guarantor shall be read into this Agreement against the Administrative Agent. The Administrative Agent shall not be deemed to owe any fiduciary duty to the holders of the Senior Indebtedness of the Company or any Guarantor and shall not be liable to any holders of such Senior Indebtedness if the Administrative Agent shall pay over or distribute to, or on behalf of, the Lenders or the Company or any other Person, money or assets to which any holders of such Senior Indebtedness are entitled pursuant to this
Section 11, except if such payment is made at a time when the Administrative Agent has knowledge that the terms of this Section 11 prohibit such payment.

         11.06. Notice. The Administrative Agent shall not at any time be charged with the knowledge of the existence of any facts that would prohibit the making of any payment to or by the Administrative Agent under this Section 11, unless and until the Administrative Agent shall have received written notice thereof from the Company or such Guarantor or one or more holders of the Senior Indebtedness of the Company or such Guarantor, as the case may be, or a Representative of any holders of such Senior Indebtedness; and, prior to the receipt of any such written notice, the Administrative Agent shall be entitled to assume conclusively that no such facts exist. The Administrative Agent shall be entitled to rely on the delivery to it of written notice by a Person representing itself to be a holder of the Senior Indebtedness of the Company or a Guarantor (or a Representative thereof) to establish that such notice has been given.

         The Company shall promptly notify the Administrative Agent in writing of any facts it knows that would cause a payment of principal of, or premium, if any, or interest on, the Loans and Notes to violate this Section 11, but failure to give such notice shall not affect the subordination of the Loans and Notes to the Senior Indebtedness of the Company or any Guarantor provided in this Section 11 or the rights of holders of such Senior Indebtedness under this Section 11.

         11.07. Subrogation. After all Senior Indebtedness of the Company or any Guarantor has been paid in full in cash and until the Loans and Notes are paid in full, the Lenders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Loans and Notes) to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Senior Indebtedness to the extent that distributions otherwise payable to the Lenders have been applied to the payment of such Senior Indebtedness. A distribution made under this Section 11 to holders of the Senior Indebtedness of the Company or any Guarantor that otherwise would have been made to Lenders is not, as between the Company or such Guarantor, as the case may be, and the Lenders, a payment by the Company or such Guarantor, as the case may be, on its Senior Indebtedness.

         11.08. Relative Rights. This Section 11 defines the relative rights of the Lenders and holders of the Senior Indebtedness of the Company or any Guarantor. Nothing in this Agreement shall: (1) impair, as between the Company or a Guarantor, as the case may be, and the Lenders, the obligations of the Company or any Guarantor, which are absolute and unconditional, to pay principal of, and premium, if any, and interest on the Loans and Notes in accordance with their terms; (2) affect the relative rights of the Lenders and the creditors of the Company or any Guarantor other than their rights in relation to holders of the Senior Indebtedness of the Company or any Guarantor; or (3) prevent the Administrative Agent or any Lender from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of the Senior Indebtedness of the Company or any Guarantor to receive distributions and payments otherwise payable to the Lenders.

         Nothing contained in this Section 11 or elsewhere herein or in any Note is intended to or shall impair, as between the Company, any Guarantor and the Lenders, the obligations of the Company and the Guarantors, which are absolute and unconditional, to pay to the Lenders the principal of, and premium, if any, and interest on the Loans and Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lenders and creditors of the Company and the Guarantors other than the holders of the Senior Indebtedness of the Company or any Guarantor, nor shall anything herein or therein prevent the Administrative Agent or any Lender from exercising all remedies otherwise permitted by applicable law upon Default hereunder, subject to the rights, if any, under this Section 11 of the holders of such Senior Indebtedness.

         The failure to make a payment on account of principal of, or interest on the Loans and Notes by reason of any provision of this Section 11 shall not be construed as preventing the occurrence of an Event of Default under Section 8.01.

         11.09. The Company, Guarantors and Lenders May Not Impair Subordination. (a) No right of any holder of the Senior Indebtedness of the Company or any Guarantor to enforce the subordination as provided in this
Section 11 shall at any time or in any way be prejudiced or impaired by any act or failure to act by the Company or any Guarantor or by any noncompliance by the Company or any Guarantor with the terms, provisions and covenants of this Agreement or the Notes or any other agreement regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

         (b) Without in any way limiting Section 11.09(a), the holders of any Senior Indebtedness of the Company or any Guarantor may, at any time and from time to time to the extent not otherwise prohibited by this Agreement, without the consent of or notice to any Lenders, without incurring any liabilities to any Lender and without impairing or releasing the subordination and other benefits provided in this Agreement or the Lenders' obligations to the holders of such Senior Indebtedness, even if any Lender's right of reimbursement or subrogation or other right or remedy is affected, impaired or extinguished thereby, do any one or more of the following: (i) amend, renew, exchange, extend, modify, increase or supplement (to the extent permitted hereunder) in any manner such Senior Indebtedness or any instrument evidencing or guaranteeing or securing such Senior Indebtedness or any agreement under which such Senior Indebtedness is outstanding (including, but not limited to, changing the manner, place or terms of payment or changing or extending the time of payment of, or renewing, exchanging, amending, increasing or altering (to the extent permitted hereunder), (x) the terms of such Senior Indebtedness, (y) any security for, or any guarantee of, such Senior Indebtedness, (z) any liability of any obligor on such Senior Indebtedness (including any guarantor) or any liability incurred in respect of such Senior Indebtedness) (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing such Senior Indebtedness or any liability of any obligor thereon, to such holder, or any liability incurred in respect thereof; (iii) settle or compromise any such Senior Indebtedness or any other liability of any obligor of such Senior Indebtedness to such holder or any security therefor or any liability incurred in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, payment of any of the Senior Indebtedness) in any manner or order; and (iv) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing such Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other Person, elect any remedy and otherwise deal freely with any obligor and any security for such Senior Indebtedness or any liability of any obligor to the holders of such Senior Indebtedness or any liability incurred in respect of such Senior Indebtedness.

         11.10. Distribution or Notice to Representative. Whenever a distribution is to be made, or a notice given, to holders of Senior Indebtedness of the Company or any Guarantor, the distribution may be made and the notice given to their Representative, if any. If any payment or distribution of the
Company's assets is required to be made to holders of any of the Senior Indebtedness of the Company or any Guarantor pursuant to this Section 11, the Administrative Agent and the Lenders shall be entitled to rely upon any order or decree of any court of competent jurisdiction, or upon any certificate of a Representative of such Senior Indebtedness or a custodian therefor, in ascertaining the holders of such Senior Indebtedness entitled to participate in any such payment or distribution, the amount to be paid or distributed to holders of such Senior Indebtedness and all other facts pertinent to such payment or distribution or to this Section 11.

         11.11. Rights of Administrative Agent. The Administrative Agent may continue to make payments on the Loans and Notes unless prior to any payment date it has received written notice of facts that would cause a payment of principal of, or premium, if any, or interest on the Loans and Notes to violate this Section 11. Only the Company, a Guarantor, a Representative of Senior Indebtedness, or a holder of Senior Indebtedness that has no Representative may give such notice.

         The Administrative Agent in its individual or any other capacity may hold Indebtedness of the Company or any Guarantor (including Senior Indebtedness) with the same rights it would have if it were not the Administrative Agent.

         11.12. Authorization to Effect Subordination. Each Lender by its acceptance of a Note authorizes and directs the Administrative Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Section 11, and appoints the Administrative Agent as such Lender's attorney-in-fact for any and all such purposes (including, without limitation, the timely filing of a claim for the unpaid balance of the Loan and Note of such Lender in the form required in any Insolvency or Liquidation Proceeding and causing such claim to be approved).

         If a proper claim or proof of debt in the form required in such proceeding is not filed by or on behalf of all Lenders prior to 30 days before the expiration of the time to file such claims or proofs, then the holders or a Representative of any Senior Indebtedness of the Company or any Guarantor are hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of the Lenders.

                                           [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                    AGRILINK FOODS, INC., as the Company


                                    By:  /s/ Earl L. Powers
                                         Name:   Earl L. Power
                                         Title:  Chief Financial Officer


                                    PRO-FAC COOPERATIVE, INC., as a Guarantor


                                    By:  /s/ Earl L. Powers
                                         Name:  Earl L. Powers
                                         Title: Vice President Finance and
                                                Assistant Treasurer


                                    LINDEN OAKS CORPORATION


                                    By:  /s/ Timothy J. Benjamin
                                         Name:   Timothy J. Benjamin
                                         Title:  Pesident


                                    KENNEDY ENDEAVORS, INCORPORATED


                                    By:  /s/ Earl L. Powers
                                         Name:  Earl L. Powers
                                         Title: Vice President and Secretary

                                    UBS AG, Stamford Branch,
                                      as Administrative Agent


                                    By:   /s/ James J. Diaz
                                          Name:  James J. Diaz
                                          Title: Executive Director Loan
                                                 Portfolio Support, US

                                    By:   /s/ David C. Hemingway
                                          Name:  David C. Hemingway
                                          Title: Director Global Project Finance


                                    Address for Notices:

                                    UBS AG, Stamford Branch
                                      677 Washington Blvd.
                                      Stamford, CT  06901

                                      Attention:

                                    WARBURG DILLON READ LLC,
                                      as Syndication Agent, and Arranger


                                    By:  /s/ Robert Parsons
                                         Name:  Robert Parsons
                                         Title: Managing Director
                                                Leveraged Finance


                                    By:   /s/ Marco Bizzozero
                                          Name:  Associate Director
                                          Title: Leveraged Finance


                                    Address for Notices:

                                    Warburg Dillon Read LLC
                                    535 Madison Avenue
                                    New York, New York  10022

                                    Attention:

                                           LENDER:

Initial Commitment Amount:  $140,000,000   UBS AG, Stamford Branch


                                           By:  /s/ James J. Diaz
                                                Name:  James J. Diaz
                                                Title: Executive Director Loan
                                                       Portfolio Support US


                                           By:  /s/ David C. Hemingway
                                                Name:  David C. Hemingway
                                                Title: Director Global Project
                                                       Finance


                                           Address for Notices:

                                           UBS AG, Stamford Branch
                                             677 Washington Blvd.
                                             Stamford, CT  06901

                                             Attention:

                                           LENDER:

Initial Commitment Amount:  $20,000,000    HARRIS TRUST AND SAVINGS BANK


                                           By:  /s/ H. Glen Clarke
                                                Name:  H. Glen Clarke
                                                Title: Vice President


                                           Address for Notices:


                                             111 West Monroe Street
                                             Chicago, Illinois  60690

                                             Attention:  Agribusiness Division

                                           LENDER:

Initial Commitment Amount:  $40,000,000    BANK OF MONTREAL, Chicago Branch


                                           By:  /s/ Leon H. Sinclair
                                                Name:  Leon H. Sinclair
                                                Title: Director


                                           Address for Notices:


                                             115 South LaSalle Street
                                             Chicago, Illinois  60603

                                             Attention:  Global Distribution

                                                                         Annex A


                               Term Loan Covenants


         Section A-1. Limitations on Additional Indebtedness. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness (including without limitation Acquired Indebtedness); provided that (i) the Company and its Restricted Subsidiaries may incur Permitted Indebtedness and (ii) if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company may incur additional Indebtedness if, after giving effect thereto, the Company's Consolidated Interest Coverage Ratio on the date thereof would be at least 2.0 to 1.0, determined on a pro forma basis as if the incurrence of such additional Indebtedness, and the application of the net proceeds therefrom, had occurred at the beginning of the four-quarter period used to calculate the Company's Consolidated Interest Coverage Ratio.

         (b) Anything contained in this Section A-1 notwithstanding, the Company may make demand loans to the Parent for working capital purposes aggregating in an amount not exceeding $40.0 million at any time outstanding, each such demand loan bearing an interest rate equal to the interest rate in effect on the date of such loan under the Revolving Loan Facility; provided, however, that the aggregate loan balance of such demand loans must be reduced to zero for a period of not less than 15 consecutive days in each fiscal year. Except for (i) the demand loans described in the preceding sentence, (ii) the Parent's guarantee under the Senior Credit Facility, and (iii) the Parent's Guarantee of the Loan Obligations under this Agreement, as long as the Parent has the right to borrow under the Marketing Agreement, the Parent shall not incur any Indebtedness (it being understood that the Parent's obligations in respect of retained earnings allocated to its members shall not be deemed to be Indebtedness).

         Section A-2. Payments Pursuant to the Marketing Agreement; Reinvestments by the Parent. As promptly as practicable, and in any event within ten Business Days, after receipt from the Company of any payment made in excess of the Commercial Market Value for crops and other services pursuant to the Marketing Agreement, the Parent will invest in cash as common equity interests (other than Disqualified Capital Stock) in the Company an amount equal to 70% of such excess. Without the consent of the holders of at least 75% in principal amount of the Term Notes then outstanding, the Company will not: (a) amend the calculation of amounts payable to the Parent under the Marketing Agreement in a manner which would increase the payments made to the Parent or (b) amend the Marketing Agreement to require that Affiliate Transactions involving the Parent be approved by less than a majority of the Disinterested Directors.

         Section A-3. Limitation on the Issuance of Capital Stock of Restricted Subsidiaries. The Company will not permit any Restricted Subsidiary, directly or indirectly, to issue or sell any shares of its Capital Stock (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Company or a Wholly-Owned Restricted Subsidiary, (ii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary or (iii) to the extent such shares represent directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Wholly-Owned Restricted Subsidiary. The proceeds of any sale of Capital Stock permitted hereunder and referred to in clauses (ii) and (iii) above will be treated as Net Asset Sale Proceeds and must be applied in a manner consistent with the provisions of the
Section 2.05 (a) (iii) (4).

         Section A-4. Limitations on Layering Debt. Neither the Company nor any Guarantor will incur any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness by its terms is pari passu with, or subordinated to, the Term Loans and Term Notes or the Guarantee of such Guarantor, as the case may be.

         Section A-5. Limitations on Restricted Payments. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment (except as permitted below) if at the time of such Restricted Payment:

                  (1) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

                  (2) the Company would be unable to meet the Coverage Ratio Incurrence Condition; or

                  (3) the amount of such Restricted Payment, when added to the aggregate amount of all other Restricted Payments (except as expressly provided in the second paragraph under paragraph (b) of this Section A-5) made on or after the first day of the last completed fiscal quarter of the Company, exceeds the sum of (A) 50% of the Company's Consolidated Net Income (taken as one accounting period) from the first day of the last completed fiscal quarter of the Company to the end of the Company's most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment (or, if such aggregate Consolidated Net Income shall be a deficit, minus 100% of such aggregate deficit) plus (B) the net cash proceeds from the issuance and sale (other than to a Subsidiary of the Company or the Parent) after the Conversion Date of (1) the Company's Capital Stock that is not Disqualified Capital Stock (excluding amounts contributed to the Company pursuant to clause (E) of this paragraph and excluding Capital Stock purchased with the proceeds of loans from the Company or any of its Subsidiaries) or (2) debt securities of the Company that have been converted into the Company's Capital Stock that is not Disqualified Capital Stock and that is not then held by a Subsidiary of the Company, plus (C) to the extent that any Restricted Investment that was made after the Conversion Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (x) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (y) the initial amount of such Restricted
         Investment, plus (D) the amount of any Restricted Investment outstanding in an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company in accordance with the definition of "Unrestricted Subsidiary" in Annex B plus (E) 40% of the aggregate contributions by the Parent to the Company pursuant to Section A-2 subsequent to the Conversion Date, plus
         (F) $7.5 million.

         (b) The provisions of clauses (ii) and (iii) of paragraph (a) of this Section A-5 will not prohibit (1) the payment of any dividend by the Company or any Restricted Subsidiary within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Agreement; (2) the redemption, repurchase, retirement or other acquisition of any Capital Stock of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company or the Parent) of other Capital Stock of the Company (other than any Disqualified Capital Stock); (3) the defeasance, redemption, repurchase or other retirement of Subordinated Indebtedness in exchange for, or out of the proceeds of, the substantially concurrent issue and sale of Capital Stock of the Company (other than (x) Disqualified Capital Stock, (y) Capital Stock sold to a Subsidiary of the Company or the Parent and (z) Capital Stock purchased with the proceeds of loans from the Company or any of its Subsidiaries); (4) the payment of amounts required to fund the Parent's reasonable operating expenses, not in excess of $250,000, as adjusted to reflect changes in the Consumer Price Index between the Conversion Date and the date of any such payment, in any fiscal year; (5) the payments of dividends or distributions to the Parent solely in amounts and at the times necessary to permit the Parent to purchase, redeem, acquire, cancel or otherwise retire for value Capital Stock of the Parent (i) held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates), or a trust established for the benefit of any of the foregoing, of the Parent, the Company or its Subsidiaries, upon death, disability, retirement, severance or termination of employment or service or pursuant to any agreement under which such Capital Stock or related rights were issued or (ii) held by members or former members of the Parent, upon the departure of such Persons as members of the Parent or upon the discontinuance by any such Person of one or more crops; provided that the amount of such payments under this clause (5) does not exceed in the aggregate $2.0 million in any fiscal year; or (6) Restricted Investments the amount of which, together with the amount of all other Restricted Investments made pursuant to this clause (6) after the Conversion Date, does not exceed $15.0 million.

         Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payments referred to in clauses (2) and (3) thereof, and, to the extent deducted in determining Consolidated Net Income in any period, the Restricted Payments referred to in clause (5) thereof) shall be included once in calculating whether the conditions of clause (iii) of paragraph
(a) of this Section A-5 of have been met with respect to any subsequent Restricted Payments. For purposes of determining compliance with this Section

A-5, in the event that a transaction meets the criteria of more than one of the types of Restricted Payments described in the clauses of the immediately preceding paragraph or of the clauses of the definition of "Restricted Payment," the Company, in its sole discretion, shall classify such transaction and only be required to include the amount and type of such transaction in one of such clauses. If an issuance of Capital Stock of the Company is applied to make a Restricted Payment pursuant to clause (2) or (3) above, then, in calculating whether the conditions of clause (iii) of paragraph (a) of this Section A-5 have been met with respect to any subsequent Restricted Payments, the proceeds of any such issuance shall be included under such clause (iii) only to the extent such proceeds are not applied as so described in this sentence.

         (c) Not later than the date of making any Restricted Payment, the Company shall deliver to the Administrative Agent an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section A-5 were computed, which calculations shall be based upon the Company's latest available financial statements.

         Section A-6. Limitations on Restrictions on Distributions from Restricted Subsidiaries. The Company will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any Payment Restriction with respect to any of its Restricted Subsidiaries, except for (a) any such Payment Restriction in effect on the Closing Date under the Senior Credit Facility or any similar Payment Restriction under any similar credit facility, or any amendment, restatement, renewal, replacement or refinancing of any of the foregoing, provided that such similar Payment Restrictions are not, taken as a whole, materially more restrictive than the Payment Restrictions in effect on the Closing Date under the Senior Credit Facility; (b) any such Payment Restriction under any agreement evidencing any Acquired Indebtedness that was permitted to be incurred pursuant to the Agreement in effect at the time of such incurrence and not created in contemplation of such event, provided that such Payment Restriction is not extended to apply to any of the assets of the entities not previously subject thereto; (c) any such Payment Restriction arising in connection with Refinancing Indebtedness; provided that any such Payment Restrictions that arise under such Refinancing Indebtedness are not, taken as a whole, materially more restrictive than those under the agreement creating or evidencing the Indebtedness being refunded or refinanced; (d) any such restriction by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business; and (e) Payment Restrictions arising under applicable law.

         Section A-7. Limitations on Transactions with Affiliates. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, in one transaction or a series of related transactions, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (ii) the Company delivers to the Administrative Agent (a) with respect to any Affiliate Transaction (or series of related transactions) involving the Parent (including, without limitation, any amendment to or waiver under the Marketing Agreement and any agreement for the purchase of crops entered into pursuant to the Marketing Agreement) or involving aggregate payments in excess of $1.0 million, an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and which sets forth and authenticates a resolution that has been adopted by a vote of a majority of the Disinterested Directors approving such Affiliate Transaction and (b) with respect to any Affiliate Transaction (or series of related transactions) involving aggregate payments in excess of $5.0 million (other than relating to the Marketing Agreement or any agreement for the purchase of crops entered into pursuant to the Marketing Agreement), the Officers' Certificate described in the preceding clause (a) and an opinion as to the fairness to the Company or such Subsidiary from a financial point of view of such Affiliate Transaction (or series of related transactions) issued by an Independent Financial Advisor; provided, however, that the following shall not be deemed to be Affiliate
Transactions: (i) transactions exclusively between or among (1) the Company and one or more Restricted Subsidiaries or (2) Restricted Subsidiaries, provided, in each case, that no Affiliate of the Company (other than another Restricted Subsidiary) owns Capital Stock of any such Restricted Subsidiary; (ii) transactions between the Company or any Restricted Subsidiary and any qualified employee stock ownership plan established for the benefit of the Company's employees, or the establishment or maintenance of any such plan; (iii) reasonable director, officer and employee compensation and other benefit and indemnification arrangements entered into in the ordinary course of business and consistent with past practice; (iv) transactions permitted by Section A-5 or excluded from the definition of "Restricted Payments;" (v) the pledge of Capital Stock of Unrestricted Subsidiaries to support the Indebtedness thereof; (vi) transactions between the Company or any Restricted Subsidiary and any Affiliate of the Company or such Restricted Subsidiary that is a joint venture, provided that no direct or indirect holder of an equity interest in such joint venture (other than the Company or a Restricted Subsidiary) is an Affiliate of the Company or such Restricted Subsidiary; and (vii) except as set forth in clause
(a) above, the Marketing Agreement and any transaction effected pursuant thereto.

         Section A-8. Limitations on Liens. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, incur or permit to exist any Lien of any nature whatsoever on any property of the Company or any Restricted Subsidiary (including Capital Stock of a Restricted Subsidiary), or any proceeds, income or profit therefrom, whether owned at the Conversion Date or thereafter acquired, which secures Indebtedness that is not Senior Indebtedness unless contemporaneously therewith effective provision is made to secure the Term Loan and Term Notes equally and ratably with (or if such Lien secures Indebtedness that is subordinated to the Term Loan and Term Notes, prior to) such Indebtedness for so long as such Indebtedness is secured by a Lien.

         (b) The restrictions in paragraph (a) of this Section A-8 shall not apply to (i) Liens existing on the Conversion Date securing Indebtedness outstanding on the Conversion Date; (ii) Liens in favor of the Company; (iii) Liens to secure Non-Recourse Purchase Money Indebtedness; (iv) Liens securing Acquired Indebtedness permitted to be incurred under the Indenture, provided that the Liens do not extend to property or assets not subject to such Lien at the time of acquisition (other than improvements thereon); or (v) Liens on property of a Person existing at the time such Person is acquired or merged with or into or consolidated with the Company or any such Restricted Subsidiary (and not created in anticipation or contemplation thereof); (vi) Liens to secure Refinancing Indebtedness of Indebtedness secured by Liens referred to in the foregoing clauses (iv) and (v), provided that in each case such Liens do not extend to any additional property or assets (other than improvements thereon).

         Section A-9. Limitations on Mergers and Certain Other Transactions. (a) The Company will not, in a single transaction or a series of related transactions, (i) consolidate or merge with or into (other than a merger with a Wholly-Owned Restricted Subsidiary solely for the purpose of changing the Company's jurisdiction of incorporation to another State of the United States;

provided that clauses (a) and (d) below are complied with), or sell, lease, transfer, convey or otherwise dispose of or assign all or substantially all of the assets of the Company or the Company and its Subsidiaries (taken as a whole), or permit any of its Restricted Subsidiaries to do so if such transaction would result in the transfer of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole), or assign any of its obligations under the Term Loan and Term Notes and this Agreement, to any Person or (ii) adopt a Plan of Liquidation unless, in either case: (a) the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, lease, conveyance or other disposition or assignment shall be made (or, in the case of a Plan of Liquidation, any Person to which assets are transferred) (collectively, the "Successor"), is a corporation organized and existing under the laws of any State of the United States of America or the District of Columbia, and the Successor assumes by agreement Term Loan and Term Notes a form satisfactory to the Administrative Agent all of the obligations of the Company under the Term Loan and Term Notes and this Agreement; (b) immediately prior to and immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause
(a) above and the incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing; and (c) immediately after and giving effect to such transaction and the assumption of the obligations set forth in clause (a) above and the incurrence of any Indebtedness to be incurred in connection therewith, and the use of any net proceeds therefrom on a pro forma basis, the Company or the Successor, as the case may be, could meet the Coverage Ratio Incurrence Condition; and (d) each Guarantor, unless it is the other party to the transactions described above, shall have by amendment to its Guarantee confirmed that its Guarantee shall apply to the obligations of the Company or the Successor under the Term Loan and Term Notes. For purposes of this covenant, any Indebtedness of the Successor which was not Indebtedness of the Company immediately prior to the transaction shall be deemed to have been incurred in connection with such transaction.

         (b) No Guarantor may consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) another Person whether or not affiliated with such Guarantor unless (i) the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all of the obligations of such Guarantor pursuant to an Additional Guarantor
Supplement, in form and substance satisfactory to the Administrative Agent, under this Agreement, (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and (iii) immediately after giving effect to such transaction, the Coverage Ratio Incurrence Condition would be met.

         Section A-10. Limitations on Asset Sales. The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate any Asset Sale (as defined in the definition of "Net Asset Sale Proceeds") unless (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets included in such Asset Sale (evidenced by the delivery by the Company to the Administrative Agent of an Officers' Certificate certifying that such Asset Sale complies with this clause (i), (ii) immediately after giving effect to such Asset Sale, no Default or Event of Default shall have occurred and be continuing, and (iii) at least 80% of the consideration received by the Company or such Restricted Subsidiary therefor is in the form of cash paid at the closing thereof. The amount (without duplication) of any (x) Indebtedness (other than Subordinated Indebtedness) of the Company or such Restricted Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company or such Restricted Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness, and (y) any Cash Equivalents, or other notes, securities or items of property received from such transferee that are promptly (but in any event within 15 days) converted by the Company or such Restricted Subsidiary to cash (to the extent of the cash actually so received), shall be deemed to be cash for purposes of clause (iii) of the preceding sentence and, in the case of clause (x) above, shall also be deemed to constitute a repayment of, and a permanent reduction in, the amount of such Indebtedness for purposes of Section 2.05(a)(iii)(4). If at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then the date of such conversion or disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Asset Sale Proceeds thereof shall be applied in accordance with Section 2.05(a)(iii)(4). A transfer of assets by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or to a Restricted Subsidiary will not be deemed to be an Asset Sale, and a transfer of assets that is excluded from the definition of "Restricted Payments" or that constitutes a Restricted Investment and that is permitted under Section A-5 will not be deemed to be an Asset Sale. The Company shall comply with Section 2.05(a)(iii)(4) with respect to the Net Asset Sale Proceeds of any Asset Sale.

                                                                         Annex B


                  Definitions Applicable to Term Loan Covenants


         Set forth below is certain of the defined terms used in Annex A. To the extent that a term is defined in both Section 1.01 and this Annex B, for purposes of the provisions of Annex A the term as defined in Annex B shall govern.

         "Acquired Indebtedness" means (a) with respect to any Person that becomes a Restricted Subsidiary after the Conversion Date, Indebtedness of such Person and its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary and (b) with respect to the Company or any of its Restricted Subsidiaries, any Indebtedness of a Person (other than the Company or a Restricted Subsidiary) existing at the time such Person is merged with or into the Company or a Restricted Subsidiary, or Indebtedness assumed by the Company or any of its Restricted Subsidiaries in connection with the acquisition of an asset or assets from another Person, which Indebtedness was not, in any case, incurred by such other Person in connection with, or in contemplation of, such merger or acquisition.

         "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (ii) with respect to the Parent and the Company, any member of the Parent that is a director of the Parent or that has beneficial ownership of more than 1% of the outstanding voting securities of the Parent. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and under "common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

         "Attributable Indebtedness," when used with respect to any Sale and Leaseback Transaction, means, as at the time of determination, the present value (discounted at a rate equivalent to the Company's then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such Sale and Leaseback Transaction.

         "Board Resolution" means a duly adopted resolution of the Board of Directors of the Company.

         "Capital Stock" of any Person means (i) any and all shares or other equity interests (including without limitation common stock, preferred stock and partnership interests) in such Person and (ii) all rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) such shares or other interests in such Person.

         "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

         "Cash Equivalents" means (i) marketable obligations with a maturity of 360 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) U.S. dollar denominated time deposits and certificates of deposit of any financial institution (a) that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million or (b) whose short-term commercial paper rating or that of its parent company is at least A-1 or the equivalent thereof from S&P or P-1 or the equivalent thereof from Moody's (any such bank, an "Approved Bank"), in each case with a maturity of 360 days or less from the date of acquisition; (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing no more than 360 days from the date of acquisition; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause
(i) above entered into with any commercial bank meeting the specifications of clause (ii)(a) above; and (v) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (iv) above.

         "Change of Control" means the occurrence of any of the following on or after the Conversion Date: (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Parent's or the Company's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the consummation of any transaction the result of which is that any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Parent in the case of clause (y)) owns, directly or indirectly, (A) more than 50% of the voting power of the voting stock of either (x) the Parent or (y) the Company or (B) more than 30% of the voting power of the voting stock of the Company if the Parent owns, directly or indirectly, a lesser percentage than such Person or group of the voting power of the voting stock of the Company; (iii) the first date on which any Person or group (as defined above) shall have elected, or caused to be elected, a sufficient number of its or their nominees to the Board of Directors of the Parent or the Company such that the nominees so elected (regardless of when elected) shall collectively constitute a majority of the Board of Directors of the Parent or the Company, as the case may be; or (iv) for a period of 120 consecutive days, the number of Disinterested Directors on the Board of Directors of the Company being less than the greater of (A) two and (B) the number of directors of the Company who are the Parent Directors. For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring voting stock of the Parent or the Company shall be deemed to be a transfer of such portion of the voting stock owned by such entity as corresponds to the portion of the equity of such entity that has been so transferred.

         "Commercial Market Value" means Commercial Market Value determined in accordance with the Marketing Agreement.

         "Consolidated Amortization Expense" for any period means the amortization expense of the Company and its Restricted Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

         "Consolidated Depreciation Expense" for any period means the depreciation expense of the Company and its Restricted Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

         "Consolidated Income Tax Expense" for any period means the provision for taxes based on income and profits of the Company and its Restricted Subsidiaries to the extent such income or profits were included in computing Consolidated Net Income for such period.

         "Consolidated Interest Coverage Ratio" means, with respect to any determination date, the ratio of (a) EBITDA for the four full fiscal quarters immediately preceding the determination date (for any determination, the "Reference Period"), to (b) Consolidated Interest Expense for such Reference Period. In making such computations, (i) EBITDA and Consolidated Interest
Expense shall be calculated on a pro forma basis assuming that (A) the Indebtedness to be incurred or the Disqualified Capital Stock to be issued (and all other Indebtedness incurred or Disqualified Capital Stock issued after the first day of such Reference Period referred to in Section A-1 of Annex A through and including the date of determination), and (if applicable) the application of the net proceeds therefrom (and from any other such Indebtedness or Disqualified Capital Stock), including the refinancing of other Indebtedness, had been incurred on the first day of such Reference Period and, in the case of Acquired Indebtedness, on the assumption that the related transaction (whether by means of purchase, merger or otherwise) also had occurred on such date with EBITDA (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) attributable to the assets which are the subject of such acquisition being included in such pro forma calculation and (B) any acquisition or disposition by the Company or any Restricted Subsidiary of any properties or assets outside the ordinary course of business or any repayment of any principal amount of any Indebtedness of the Company or any Restricted Subsidiary prior to the stated maturity thereof, in either case since the first day of such Reference Period through and including the date of determination, had been consummated on such first day of such Reference Period; (ii) the Consolidated Interest Expense attributable to interest on any Indebtedness required to be computed on a pro forma basis in accordance with Section A-1 of Annex A and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or floating rate; (iii) the Consolidated Interest Expense attributable to interest on any

Indebtedness under a revolving credit facility required to be computed on a pro forma basis in accordance with Section A-1 of Annex A shall be computed based upon the average daily balance of such Indebtedness during the applicable period, provided that such average daily balance shall be reduced by the amount of any repayment of Indebtedness under a revolving credit facility during the applicable period, which repayment permanently reduced the commitments or amounts available to be reborrowed under such facility; (iv) notwithstanding the foregoing clauses (ii) and (iii), interest on Indebtedness determined on a floating rate basis, to the extent such interest is covered by agreements relating to Hedging Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements; and (v) if after the first day of the applicable Reference Period and before the date of determination, the Company has permanently retired any Indebtedness out of the net proceeds of the issuance and sale of shares of Capital Stock (other than Disqualified Capital Stock) of the Company within 60 days of such issuance and sale, Consolidated Interest Expense shall be calculated on a pro forma basis as if such Indebtedness had been retired on the first day of such period.

         "Consolidated Interest Expense" for any period means the sum, without duplication, of the total interest expense of the Company and its consolidated Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and including, without limitation (i) imputed interest on Capitalized Lease Obligations and Attributable Indebtedness; (ii) commissions, discounts and other fees and charges owed with respect to letters of credit securing financial obligations and bankers' acceptance financing; (iii) the net costs associated with Hedging Obligations; (iv) amortization of other financing fees and expenses; (v) the interest portion of any deferred payment obligations;
(vi) amortization of debt discount or premium, if any; (vii) all other non-cash interest expense; (viii) capitalized interest, (ix) all cash dividend payments (and non-cash dividend payments in the case of a Restricted Subsidiary) on any series of preferred stock of the Company or any Restricted Subsidiary; (x) all interest payable with respect to discontinued operations; and (xi) all interest on any Indebtedness of any other Person guaranteed by the Company or any Restricted Subsidiary to the extent paid by the Company or such Restricted Subsidiary.

         "Consolidated Net Income" for any period means the net income (or loss) of the Company and its consolidated Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication (i) the net income (or loss) of any Person (other than a Restricted Subsidiary) in which any Person other than the Company and its Restricted Subsidiaries has an ownership interest, except to the extent that any such income has actually been received by the Company and its Restricted Subsidiaries (unless and to the extent such Restricted Subsidiary is subject to clause (iii) below) in the form of cash dividends or distributions during such period; (ii) except to the extent includible in the consolidated net income of the Company pursuant to the foregoing clause (i), the net income (or loss) of any Person that accrued prior to the date that (a) such Person becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any Restricted Subsidiary or (b) the assets of such Person are acquired by the Company or any Restricted Subsidiary; (iii) the net income of any Restricted Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income
(a) is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary during such period or (b) would be subject to any taxes payable on such dividend or distribution; (iv) any gain (or, only in the case of a determination of Consolidated Net Income as used in EBITDA, any loss), together with any related provisions for taxes on any such gain (or, if applicable, the tax effects of such loss), realized during such period by the Company or any Restricted Subsidiary upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the Company or any Restricted Subsidiary or (b) any Asset Sale by the Company or any of its Restricted Subsidiaries; provided, however, that there shall be excluded from Consolidated Net Income for all purposes any loss realized by the Company or any Restricted Subsidiary upon the acquisition of any securities, or the extinguishment of any Indebtedness, of the Company or any Restricted Subsidiary, or the write-off of deferred financing costs, in connection with the Acquisition and all refinancings of Indebtedness consummated in connection therewith; (v) any extraordinary gain (or, only in the case of a determination of Consolidated Net Income as used in EBITDA, any extraordinary loss), together with any related provision for taxes on any such extraordinary gain (or, if applicable, the tax effects of such extraordinary loss), realized by the Company or any Restricted Subsidiary during such period; and (vi) in the case of a successor to the Company by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets; and provided, further, that any gain referred to in clauses (iv) and (v) above that relates to a Restricted Investment and which is received in cash by the Company or a Restricted Subsidiary during such period shall be included in the Consolidated Net Income of the Company.

         "Consolidated Net Worth" means, with respect to any Person as of any date, the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date, less all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to the Conversion Date in the book value of any asset owned by such Person or a Subsidiary of such Person.

         "Coverage Ratio Incurrence Condition" would be met at any specified time only if the Company (or its Successor, as the case may be) would be able to incur $1.00 of additional Indebtedness at such specified time pursuant to the Consolidated Interest Coverage Ratio test set forth Section A-1 of Annex A.

         "Disqualified Capital Stock" means any Capital Stock of a Person or any of its Subsidiaries that, by its terms, by the terms of any agreement related thereto or by the terms of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or any to its Subsidiaries, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the Maturity Date.

         "EBITDA" for any period means, without duplication, the sum of the amounts for such period of (i) Consolidated Net Income, plus (ii) in each case to the extent deducted in determining Consolidated Net Income for such period (and without duplication), (A) Consolidated Income Tax Expense, (B) Consolidated Amortization Expense (but only to the extent not included in Consolidated

Interest Expense), (C) Consolidated Depreciation Expense, (D) Consolidated Interest Expense, (E) all other non-cash items reducing the Consolidated Net Income (excluding any such non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period, in each case determined on a consolidated basis in accordance with GAAP, plus (iii) in the case of the Company, the Parent share of earnings (loss) as determined in accordance with the Marketing Agreement, minus (iv) the aggregate amount of all non-cash items, determined on a consolidated basis, to the extent such items increased Consolidated Net Income for such period.

         "Existing Indebtedness" means all of the Indebtedness of the Company and its Restricted Subsidiaries that is outstanding on the Conversion Date, plus additional promissory notes issued on the Subordinated Promissory Note issued to Dean Foods in connection with the Acquisition.

         "Fair Market Value" of any asset or items means the fair market value of such asset or items as determined in good faith by the Board of Directors and evidenced by a Board Resolution.

         "incur" means, with respect to any Indebtedness or Obligation, incur, create, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to such Indebtedness or Obligation; provided that (i) the Indebtedness of a Person existing at the time such Person became a Restricted Subsidiary shall be deemed to have been incurred by such Restricted Subsidiary and (ii) neither the accrual of interest nor the accretion of accreted value shall be deemed to be an incurrence of Indebtedness.

         "Indebtedness"  of any Person at any date means,  without  duplication:
(i) all liabilities, contingent or otherwise, of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred by such Person in the ordinary course of business in connection with obtaining goods, materials or services, which payable is not overdue by more than 60 days according to the original terms of sale unless such payable is being contested in good faith; (v) the maximum fixed redemption or repurchase price of all Disqualified Capital Stock of such Person; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (viii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee; provided that Indebtedness of the Company or its Restricted Subsidiaries that is guaranteed by the Company or the Company's
Restricted Subsidiaries shall only be counted once in the calculation of the amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis; (ix) all Attributable Indebtedness; and (x) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the lesser of (A) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (B) the amount of the Indebtedness secured. For purposes of the preceding sentence, the "maximum fixed redemption or repurchase price" of any Disqualified Capital Stock that does not have a fixed redemption or repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased or redeemed on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution.

         "Independent Financial Advisor" means an accounting, appraisal or investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Company's Board of Directors, qualified to perform the task for which it has been engaged and disinterested and independent with respect to the Company and its Affiliates.

         "Investments" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business) or similar credit extensions constituting Indebtedness of such Person, and any guarantee of Indebtedness of any other Person, (ii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iii) all other items that would be classified as investments (including without limitation purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

         "Lien" means, with respect to any asset or property, any mortgage, deed of trust, lien (statutory or other), pledge, lease, easement, restriction, covenant, charge, security interest or other encumbrance of any kind or nature in respect of such asset or property, whether or not filed, recorded or otherwise perfected under applicable law, including without limitation any conditional sale or other title retention agreement, and any lease in the nature thereof, any option or other agreement to sell, and any filing of, or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction (other than cautionary filings in respect of operating leases).

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Non-Recourse Purchase Money Indebtedness" means Indebtedness of the Company or any of its Restricted Subsidiaries incurred (a) to finance the purchase of any assets of the Company or any of its Restricted Subsidiaries within 90 days of such purchase, (b) to the extent the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets, (c) to the extent the purchase cost of such assets is or should be included in "additions to property, plant and equipment" in accordance with GAAP, and (d) to the extent that such Indebtedness is non-recourse to the Company or any of its Restricted Subsidiaries or any of their respective assets other than the assets so purchased.

         "Opinion of Counsel" means a written opinion from legal counsel (such counsel may be an employee of or counsel to the Company or the Administrative Agent) that complies with the requirements of this Agreement.

         "Parent Director" means any Person who, as a director, officer or other designee of the Parent, serves as a director of the Company.

         "Payment Restriction" with respect to a Subsidiary of any Person, means any encumbrance, restriction of limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (b) make loans or advances to such Person or any other Subsidiary or such Person, (c) guarantee any Indebtedness of the Company or any Restricted Subsidiary or (d) transfer any of its properties or assets to such Person or any other Subsidiary of such Person (other than customary restrictions on transfers of property subject to a Lien permitted under the Indenture) or (ii) such Person or any other Subsidiary of such Person to receive or retain any such dividends, distributions or payments, loans or advances, guarantee, or transfer of properties or assets.

         "Permitted Indebtedness" means any of the following:

                  (i) Indebtedness of the Company and the related guarantees of the Subsidiary Guarantors under the Senior Credit Facility in an aggregate principal amount at any time outstanding not to exceed (a) under the Term Loan Facilities, $455.0 million, less any required permanent repayments actually made thereunder (excluding any such repayment to the extent refinanced and replaced at the time of payment), and (b) under the Revolving Loan Facility, the greater of (x) $200.0 million and (y) the sum of (A) 80% of the face amount of all accounts receivable owned by the Company and its Restricted Subsidiaries and (B) 50% of the book value of all inventory owned by the Company and its Restricted Subsidiaries, in each case computed on a consolidated basis in accordance with GAAP as of the end of the last fiscal month of the Company, reduced by any required permanent repayments actually made (which are accompanied by a corresponding permanent commitment reduction) in respect of the Revolving Loan Facility (excluding any such repayment and commitment reductions to the extent refinanced and replaced at the time of payment);

                  (ii) Indebtedness owing to the Administrative Agent and the Lenders under this Agreement or any of the other Loan Documents;

                  (iii) Existing Indebtedness;

                  (iv) Indebtedness under Hedging Obligations, provided that (1) such Hedging Obligations are related to payment obligations on Permitted Indebtedness or Indebtedness otherwise permitted by Section A-1 of Annex A, and (2) the notional principal amount of such Hedging Obligations at the time incurred does not exceed the principal amount of such Indebtedness to which such Hedging Obligations relate;

                  (v) Indebtedness of the Company to a Subsidiary Guarantor and Indebtedness of any Subsidiary Guarantor to the Company or any other Subsidiary Guarantor; provided, however, that upon either (1) the subsequent issuance (other than directors' qualifying shares), sale, transfer or other disposition of any Capital Stock or any other event which results in any such Subsidiary Guarantor ceasing to be a Subsidiary Guarantor or (2) the transfer or other disposition of any such Indebtedness (except to the Company or a Subsidiary Guarantor), the provisions of this clause (v) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed, in each case, to be incurred and shall be treated as an incurrence for purposes of Section A-1 of Annex A at the time the Subsidiary Guarantor in question ceased to be a Subsidiary Guarantor or the time such transfer or other disposition occurred;

                  (vi) Indebtedness in respect of bid, performance or surety bonds or insurance of self-reinsurance obligations (including to secure worker's compensation and other similar insurance coverage) issued for the account of the Company in the ordinary course of business consistent with past practice, including guarantees or obligations of the Company with respect to letters of credit supporting such bid, performance or surety obligations or such insurance or self-insurance obligations (in each case other than for an obligation for money borrowed);

                  (vii) Indebtedness in respect of Non-Recourse Purchase Money Indebtedness incurred by the Company or any Restricted Subsidiary;

                  (viii) Refinancing Indebtedness; and

                  (ix) Indebtedness, in addition to Indebtedness incurred pursuant to the foregoing clauses of this definition, with an aggregate principal face or stated amount (as applicable) at any time outstanding for all such Indebtedness incurred pursuant to this clause not in excess of $25.0 million.

         "Plan of Liquidation" with respect to any Person, means a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise): (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety; and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

         "Refinancing Indebtedness" means Indebtedness of the Company or a Restricted Subsidiary issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used substantially concurrently to repay, redeem, refund, refinance, discharge or otherwise retire for value, in whole or in part (collectively, "repay"), or constituting an amendment, modification or supplement to or a deferral or renewal of (collectively, an "amendment"), any Indebtedness of the Company or any Restricted Subsidiary (the "Refinanced Indebtedness") in a principal amount not in excess of the principal amount of the Refinanced Indebtedness (or, if such Refinancing Indebtedness refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement), plus the amount of accrued but unpaid interest thereon and the amount of any reasonably determined prepayment premium necessary to accomplish such refinancing and such reasonable fees and expenses incurred in connection therewith; provided that: (i) the Refinancing Indebtedness is the obligation of the same Person as that of the Refinanced Indebtedness; (ii) if the Refinanced Indebtedness was subordinated to or pari passu with the Loan Indebtedness, then such Refinancing Indebtedness, by its terms, is expressly pari passu with (in the case of Refinanced Indebtedness that was pari passu with) the Loan Indebtedness, or subordinate in right of payment to (in the case of Refinanced Indebtedness that was subordinated to) the Loan Indebtedness at least to the same extent as the Refinanced Indebtedness; (iii) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the Maturity Date has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Refinanced Indebtedness being repaid that is scheduled to mature on or prior to the Maturity Date; and (iv) the
Refinancing Indebtedness is secured only to the extent, if at all, and by the assets (which may include after-acquired assets), that the Refinanced Indebtedness is secured.

         "Restricted Debt Payment" means any purchase, redemption, defeasance (including without limitation in substance or legal defeasance) or other acquisition or retirement for value, directly or indirectly, by the Company or a Restricted Subsidiary, prior to the scheduled maturity or prior to any scheduled repayment of principal or sinking fund payment, as the case may be, in respect of Subordinated Indebtedness.

         "Restricted Investment" means any Investment by the Company or any Restricted Subsidiary (other than investments in Cash Equivalents) in any Person that is not the Company or a Restricted Subsidiary, including in any Unrestricted Subsidiary, but shall not include (i) Investments by the Company or any Restricted Subsidiary in a Person, if as a result of such Investment (a) such Person becomes a Restricted Subsidiary of the Company that is engaged in a Related Business or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company that is engaged in a Related Business; (ii) loans by the Company or any of its Restricted Subsidiaries to employees of the Company or any of its Restricted Subsidiaries the proceeds of which are applied to purchase Capital Stock of the Parent in amount not to exceed $2.0 million at any time outstanding; or (iii) demand loans for working capital purposes from the Company to the Parent, not exceeding $40.0 million at any time outstanding, which will be reduced to zero for a period of not less than 15 consecutive days in each fiscal year.

         "Restricted Payment" means with respect to any Person: (i) the declaration or payment of any dividend (other than a dividend declared and paid
(x) by a Wholly-Owned  Restricted Subsidiary to holders of its Capital Stock, or
(y) by a Subsidiary (other than a Wholly-Owned Restricted Subsidiary) to its shareholders on a pro rata basis, but only to the extent of the dividends actually received by the Company or a Restricted Subsidiary) or the making of any other payment or distribution of cash, securities or other property or assets in respect of such Person's Capital Stock (except that a dividend payable solely in Capital Stock (other than Disqualified Capital Stock) of such Person shall not constitute a Restricted Payment); (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of (A) the Capital Stock of the Company or (B) the Capital Stock of any Restricted Subsidiary, or any other payment or distribution made in respect thereof, either directly or indirectly (other than a payment solely in Capital Stock that is not Disqualified Capital Stock, and excluding any such payment to the extent actually received by the Company or a Restricted Subsidiary); (iii) any Restricted Investment; or (iv) any Restricted Debt Payment.

         "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and its successors.

         "Sale and Leaseback Transactions" means with respect to any Person an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

         "Senior Subordinated Indebtedness" of the Company means the Term Loan and Term Notes and any other Indebtedness of the Company (including the Existing Notes) that specifically provides that such Indebtedness is to rank pari passu with the Term Loan and Term Notes in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness. "Senior Subordinated Indebtedness" of any Guarantor has a correlative meaning.

         "Subsidiary" of any Person means (i) any corporation of which at least a majority of the aggregate voting power of all classes of the Voting Stock is owned by such Person directly or through one or more other Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns at least a majority of the Voting Stock of such entity entitling the holder thereof to vote or otherwise participate in the selection of the governing body, partners, managers or others that control the management and policies of such entity. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

         "Subsidiary Guarantor" means each Restricted Subsidiary of the Company and each other Restricted Subsidiary who is required to become pursuant to
Section 7.16 (or whom the Company otherwise causes to become) a Guarantor under the Agreement.

         "Unrestricted Subsidiary" means (i) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Company in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary, and any such designation shall be deemed to be a Restricted Investment at the time of and immediately upon such designation by the Company and its Restricted Subsidiaries in the amount of the Consolidated Net Worth of such designated Subsidiary and its consolidated Subsidiaries at such time, provided that such designation shall be permitted only if (A) the Company and its Restricted Subsidiaries would be able to make the Restricted Investment deemed made pursuant to such designation at such time, (B) no portion of the Indebtedness or any other obligation (contingent or otherwise) of such Subsidiary (x) is Guaranteed by the Company or any Restricted Subsidiary, (y) is recourse to the Company or any Restricted Subsidiary or (z) subjects any property or asset of the Company or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof and (C) no default or event of default with respect to any Indebtedness of such Subsidiary would permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare such Indebtedness of the Company or any Restricted Subsidiary due and payable prior to its maturity. The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary, and any such designation shall be deemed to be an incurrence by the Company and its Restricted Subsidiaries of the Indebtedness (if any) of such Subsidiary so designated for purposes of Section A-1 of Annex A as of the date of such designation, provided that such designation shall be permitted only if immediately after giving effect to such designation and the incurrence of any such additional Indebtedness deemed to have been incurred thereby (x) the Company would meet the Coverage Ratio Incurrence Condition and
(y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors described in the two preceding sentences shall be evidenced to the Administrative Agent by the filing with the Administrative Agent of a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and setting forth the underlying calculations of such certificate.

         "Voting Stock" with respect to any Person, means securities of any class of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock or other relevant equity interest has voting power by reason of any contingency) to vote in the election of members of the board of directors of such Person.

         "Wholly-Owned Restricted Subsidiary" means a Restricted Subsidiary of which 100% of the Capital Stock (except for directors' qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) is owned directly by the Company or through one or more Wholly-Owned Restricted Subsidiaries.

                             [Form of Initial Note]

                              AGRILINK FOODS, INC.
                       SENIOR SUBORDINATED PROMISSORY NOTE


                                                              New York, New York

$[      ]                                                     September 23, 1998


         FOR VALUE RECEIVED, Agrilink Foods, Inc., a New York corporation (the "Company"), promises to pay to the order of [ ] (the "Payee"), on the Conversion Date (as defined in the Senior Subordinated Credit Agreement dated as of September 23, 1998 as the same may at any time be amended, modified or supplemented and in effect (the "Credit Agreement") between the Company, Pro-Fac Cooperative, Inc., the other Guarantors named therein, the Lenders named therein, Warburg Dillon Read LLC, as Arranger and Syndication Agent, and UBS AG, Stamford Branch, as Administrative Agent), the principal amount of [ ] Dollars ($[ ]).

         The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

         This Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Initial Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

         All payments of principal and interest (other than Subsequent Initial Notes issued in payment of PIK Interest Amounts) in respect of this Note shall be made in lawful money of the United States of America in same day funds to Payee at the office of UBS AG, Stamford Branch located at 677 Washington Blvd., Stamford, CT 06901, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in Section 2.05(a)(iii)(1), (2) and (5) of the Credit Agreement and prepayment at the option of the Company as provided in subsection 2.05(a)(i) of the Credit Agreement. The Company must make an offer to purchase this Note with certain of the Net Asset Sale Proceeds of Asset Sales pursuant to Section 2.05(a)(iii)(4) of the Credit Agreement. This Note may be repaid on the Conversion Date by conversion of this Note into a Term Loan pursuant to Section 2.02 of the Credit Agreement.

         This  Note  is   subordinated   in  right  of  payment  to  all  Senior
Indebtedness of the Company as and to the extent provided in Section 11 of the Credit Agreement.

         The obligations of the Company under this Note are guaranteed, on a senior subordinated basis, by the Guarantors as provided in Section 4 of the Credit Agreement. Attached hereto are endorsements of the Guarantors evidencing the Guarantees.

         THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         The Company promises to pay all costs and expenses, including all attorneys' fees, all as provided in Section 10.03 of the Credit Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.



                                                     AGRILINK FOODS, INC.




                                                     By:
                                                          Name:
                                                          Title:

                          TRANSACTIONS ON INITIAL NOTE



               Amount of          Outstanding
               Principal          Principal
               Paid               Balance             Notation
Date           This Date          This Date           Made By

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you wish to elect to have this Initial Note purchased by the Company pursuant to Section 2.05(a)(iii)(4) of the Credit Agreement, check the box: [__]

         If you wish to elect to have only part of this Initial Note purchased by the Company pursuant to Section 2.05(a)(iii)(4) of the Credit Agreement, state the amount: $[ ]

Date:                  Your Signature:
                                                           (Sign exactly as
                                                           your name appears
                                                           on the other side
                                                           of this Initial Note)



Signature Guarantee:

                                   GUARANTEES


         The Guarantors (as defined in the Senior Subordinated Credit Agreement (the "Credit Agreement") referred to in the Note upon which this notation is endorsed and each hereinafter referred to as a "Guarantor") have unconditionally guaranteed on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of, and the interest on, the Notes, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other Loan Obligations of the Company to the holders of the Notes all in accordance with the terms set forth in the Credit Agreement and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other Loan Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of each Guarantor to the holders of the Notes pursuant to the Guarantee and the Credit Agreement are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Guarantor, to the extent and in the manner provided, in Section 11 of the Credit Agreement, and reference is hereby made to such Credit Agreement for the precise terms of the Guarantee therein made.



                                GUARANTORS:



                                PRO-FAC COOPERATIVE, INC.




                                By:  /s/ Earl L. Powers
                                         Name:  Earl L. Powers
                                         Title: Vice President and
                                                Chief Financial Officer




                                LINDEN OAKS CORPORATION




                                By:  /s/ Timothy J. Benjamin
                                         Name:  Timothy J. Benjamin
                                         Title: President




                                KENNEDY ENDEAVORS INCORPORATED




                                By:  /s/ Earl Powers
                                         Name:  Earl Powers
                                         Title: Vice President and Secretary

                                                                     Exhibit A-2

                               [Form of Term Note]

                              AGRILINK FOODS, INC.
                       SENIOR SUBORDINATED PROMISSORY NOTE


                                                              New York, New York
                                                            [            ], 1999

$[              ]


         FOR VALUE RECEIVED, AGRILINK FOODS, INC., a New York corporation (the "Company"), promises to pay to the order of [ ] ("Payee"), on September [ ], 2006, [ ] Dollars ($[ ]).

         The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Senior Subordinated Credit Agreement dated as of September 23, 1998, as the same may at any time be amended, modified or supplemented and in effect (the "Credit Agreement") between the Company, Pro-Fac Cooperative, Inc., as Guarantor, the other Guarantors named therein, the Lenders named therein, Warburg Dillon Read LLC, as Arranger and Syndication Agent, and UBS AG, Stamford Branch, as Administrative Agent.

         This Note is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

         All payments of principal and interest (other than Subsequent Term Notes issued in payment of PIK Interest Amounts) in respect of this Note shall be made in lawful money of the United States of America in same day funds to Payee at the office of UBS AG, Stamford Branch, located at 677 Washington Blvd., Stamford, CT 06901, or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Credit Agreement. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in Section 2.05(a)(iii)(5) of the Credit Agreement and prepayment at the option of the Company as provided in Section 2.05(a)(ii) of the Credit Agreement. The Company must make an offer to purchase this Note in the event of a Change of Control pursuant to Section 2.05(a)(iii)(3) of the Credit Agreement and with certain of the Net Asset Sale Proceeds of Asset Sales pursuant to Section 2.05(a)(iii)(4) of the Credit Agreement.

         This  Note  is   subordinated   in  right  of  payment  to  all  Senior
Indebtedness of the Company as and to the extent provided in Section 11 of the Credit Agreement.

         The obligations of the Company under this Note are guaranteed, on a senior subordinated basis, by the Guarantors as provided in Section 4 of the Credit Agreement. Attached hereto are confirmations of the Guarantors evidencing the Guarantees.

         THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         The Company promises to pay all costs and expenses, including reasonable attorneys' fees, as provided in Section 10.03 of the Credit Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.



                                                AGRILINK FOODS, INC.



                                                By: /s/

                                                    Name:
                                                    Title:

                            TRANSACTIONS ON TERM NOTE


                      Amount of         Outstanding
                      Principal         Principal
                      Paid              Balance            Notation
Date                  This Date         This Date          Made By

                           CONVERSION OF TERM LOAN TO
                 FIXED RATE LOAN PURSUANT TO SECTION 2.03(a)(ii)



                         Outstanding    Outstanding
            Amount of    Converted      Unconverted
            Principal    Principal      Principal
            Converted    Balance        Balance        Notation
Date        This Date    This Date      This Date      Made By

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you wish to elect to have this Term Note purchased by the Company pursuant to Section 2.05(a)(iii)(3) or Section 2.05(a)(iii)(4) of the Credit Agreement, check the appropriate box:

                  Section 2.05(a)(iii)(3)

                  Section 2.05(a)(iii)(4)

         If you wish to elect to have only part of this Term Note purchased by the Company pursuant to Section 2.05(a)(iii)(3) or Section 2.05(a)(iii)(4) of the Credit Agreement, state the amount: $[ ].


Date:                Your Signature:
                                                            (Sign exactly as
                                                             your name appears
                                                             on the other side
                                                             of this Term Note)



Signature Guarantee:

                                   GUARANTEES


         The Guarantors (as defined in the Senior Subordinated Credit Agreement (the "Credit Agreement") referred to in the Note upon which this notation is endorsed and each hereinafter referred to as a "Guarantor") have unconditionally guaranteed on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of, and the interest on, the Notes, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other Loan Obligations of the Company to the holders of the Notes all in accordance with the terms set forth in the Credit Agreement and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other Loan Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of each Guarantor to the holders of the Notes pursuant to the Guarantee and the Credit Agreement are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Guarantor, to the extent and in the manner provided, in Section 11 of the Credit Agreement, and reference is hereby made to such Credit Agreement for the precise terms of the Guarantee therein made.


                                            GUARANTORS:


                                            PRO-FAC COOPERATIVE, INC.



                                            By:
                                                     Name:
                                                     Title:



                                            LINDEN OAKS CORPORATION



                                            By:
                                                     Name:
                                                     Title:



                                            KENNEDY ENDEAVORS INCORPORATED



                                            By:
                                                     Name:
                                                     Title:

                                                                       Exhibit B

                          [Form of Notice of Borrowing]


Warburg Dillon Read LLC,
as Arranger and Syndication Agent
535 Madison Avenue
New York, New York  10022

UBS AG, Stamford Branch,
as Administrative Agent
677 Washington Boulevard
Stamford, Connecticut  06901

Attention:

Ladies and Gentlemen:

         The undersigned, Agrilink Foods, Inc. (the "Company"), refers to the Senior Subordinated Credit Agreement dated as of September 23, 1998, as amended, supplemented or restated from time to time (the "Credit Agreement", the terms defined therein being used herein as therein defined) among the Company, Pro-Fac Cooperative, Inc., as Guarantor, the other Guarantors named therein, the Lenders named therein, Warburg Dillon Read LLC, as Arranger and Syndication Agent, and UBS AG, Stamford Branch, as Administrative Agent, and hereby gives you notice pursuant to Section 2.01(b) of the Credit Agreement that the Company wishes to borrow under Section 2.01 of the Credit Agreement and, in that connection, sets forth below the information relating to such borrowing (the "Proposed Borrowing") as required by Section 2.01(b) of the Credit Agreement:

(i) The date of the Proposed Borrowing, being a Business Day, is September 23, 1998.

(ii)     The aggregate amount of the Proposed Borrowing is $200,000,000.

                                                     Yours truly,



                                                     AGRILINK FOODS, INC.



                                                     By:

                                                          Name:
                                                          Title:

                                                                       Exhibit C

                         [Form of Notice of Conversion]


         Pursuant to that certain Senior Subordinated Credit Agreement dated as of September 23, 1998, as amended, supplemented or restated from time to time (the "Credit Agreement", the terms defined therein being used herein as therein defined) among Agrilink Foods, Inc. (the "Company"), Pro-Fac Cooperative, Inc., as Guarantor, the other Guarantors named therein, the Lenders named therein, Warburg Dillon Read LLC, as Arranger and Syndication Agent and UBS AG, Stamford Branch, as Administrative Agent, this represents the Company's request to convert $[ ] in principal amount of presently outstanding Initial Notes to a Term Loan on the Conversion Date.



DATED: __________________



                                                     AGRILINK FOODS, INC.





                                            By:
                                                     Name:
                                                     Title:

                                                                       Exhibit D



                         ADDITIONAL GUARANTOR SUPPLEMENT


                                                           ______________, 19___

UBS AG, Stamford Branch,  as  Administrative
Agent  for  the  Lenders  under  the  Credit
Agreement  dated as of  September  23, 1998,
among   Agrilink   Foods,    Inc.,   Pro-Fac
Marketing  Cooperative,   Inc.  and  certain
other  Guarantors,  Warburg Dillon Read LLC,
as Arranger and Syndication  Agent, and such
Administrative     Agent    (the     "Credit
Agreement")

Dear Sirs:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, [name of Subsidiary], a [jurisdiction of incorporation] corporation, hereby elects to be a "Guarantor" for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in the Credit Agreement are true and correct as to the undersigned as of the date hereof.

         Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 4 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

         This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

                                                     Very truly yours,

                                                     [NAME OF SUBSIDIARY]


                                                     By:
                                                     Name:
                                                     Title:

                                                                       Exhibit E



                         [Form of Assignment Agreement]
                              ASSIGNMENT AGREEMENT


         This ASSIGNMENT AGREEMENT, (this "Assignment Agreement") dated as of [ ] is made between [ ] (the "Assignor") and [ ] (the "Assignee").

                                    RECITALS

         The Assignor is party to the Credit Agreement dated as of September 23, 1998 (as amended, modified, supplemented or renewed, the "Credit Agreement") among Agrilink Foods, Inc. ("Borrower"), Pro-Fac Cooperative, Inc., as Guarantor, the other Guarantors party thereto from time to time, the Lenders party thereto from time to time, UBS AG, Stamford Branch, as Administrative Agent, and Warburg Dillon Read LLC, as Arranger and Syndication Agent. Terms defined in the Credit Agreement and not defined in this Assignment Agreement are used herein as defined in the Credit Agreement.

         The Assignor wishes to assign to Assignee rights and obligations of the Assignor under the Credit Agreement in respect of the [Initial Loan and Term Loan Commitment][Term Loan] and the other rights and obligations of the Assignor thereunder, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor to be assigned to it and assumed by it, in each case on the terms and subject to the conditions of this Assignment Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Assignment Agreement.

                  (a) Subject to the terms and conditions of this Assignment Agreement, (i) the Assignor hereby sells, transfers and assigns, and
         (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment Agreement),

                           (i)   Assignor's   [Initial   Loan  and   Term   Loan
                  Commitment][Term Loan] set forth on Annex 1 hereto;

                           (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor with respect to such [Initial Loan and Term Loan Commitment][Term Loan] assigned to the Assignee under and in connection with the Credit Agreement and the other Loan Documents;

(all  of  the  foregoing   being  herein   called  the   "Assigned   Rights  and
Obligations").

                  (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification for claims arising following the Effective Date, with a pro rata share as of the Effective Date of the [Initial Loan and Term Loan Commitment][Term Loan] equal to the percentages set forth on Annex 1 hereto. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that (i) as of the Effective Date, the pro rata share of the Assignor of the [Initial Loan and Term Loan Commitment][Term Loan] shall be reduced by $[ ], as a result of the assignment hereby to the Assignee and, after giving effect to all assignments hereunder Assignor's pro rata share of the [Initial Loan and Term Loan Commitment][Term Loan] shall be reduced to $[ ], and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that the Assignor shall not relinquish its rights under Section 3 or Section 10.03 of the Credit Agreement or be relieved of its obligations under Section 10.17 of the Credit Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignments and assumptions set forth herein, on the Effective Date the Assignee's and the Assignor's outstanding Commitment and Loans will be as set forth on Annex 2 hereto.

         2. Payments.

         As consideration for the sale,  assignment and transfer contemplated in
Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount in U.S. dollars equal to the amount set forth on Annex 3 hereto, representing the principal amount of all outstanding and funded Loans and participations included within the Assigned Rights and Obligations.

         3. Reallocation of Payments.

         Any interest, fees and other payments accrued to the Effective Date with respect to all of the Assigned Rights and Obligations of the Assignee shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Rights and Obligations of any Assignee shall be for the account of each Assignee. Each of the Assignor and the Assignee, severally, agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

         4. Independent Credit Decision.

         The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered on the Closing Date, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Arranger, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5. Effective Date; Notices.

                  (a) As between the Assignor and the Assignee, the effective date for this Assignment Agreement shall be [ ] (the "Effective Date"); provided, however, that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i) this  Assignment  Agreement shall be executed and
                  delivered by the Assignor and the Assignee;

                           (ii) if required for an effective  assignment  of the
                  Assigned Rights and Obligations by the Assignor to the Assignee under Section 10.07 of the Credit Agreement, the consent of Borrower, and the Administrative Agent shall have been duly obtained and shall be in full force and effect as of the Effective Date; and

                           (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor from the Assignee under this Assignment Agreement.

                           (iv) the  information  in this  Assignment  Agreement
                  shall be recorded in the Register pursuant to Section 10.07(b) of the Credit Agreement.

                  (b) Promptly following the execution of this Assignment Agreement, the Assignor shall deliver this Assignment Agreement to Borrower and the Administrative Agent, for acknowledgment by the Administrative Agent.

                  6. Representations and Warranties.

                  (a) The Assignor  represents and warrants to the Assignee that
         (i) it is the legal and beneficial owner of the interest being assigned by it hereunder to the Assignee and that such interest is free and clear of any lien or other adverse claim other than any lien or other adverse claim created by the Assignee; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrower or any Guarantor, or the performance or observance by Borrower or any Guarantor of any of their obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants to Assignor that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Person.

         7. Further Assurances.

         The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement, including the delivery of any notices or other documents or instruments to Borrower or the Administrative Agent which may be required in connection with the assignment and assumption contemplated hereby.

         8. Miscellaneous.

                  (a) Any amendment or waiver of any provision of this Assignment Agreement shall be in writing and signed by the parties hereto to be affected thereby. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and any waiver of any breach of the provisions of this Assignment Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment Agreement.

                  (d) This Assignment Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submit to the non-exclusive jurisdiction of any State or Federal court sitting in New York, New York over any suit, action or proceeding arising out of or relating to this Assignment Agreement and irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AGREEMENT, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN).

                                             [Signature Page Follows]

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                            [ASSIGNOR]




                                            By:


                                                     Name:


                                                     Title:




                                            [ASSIGNEE]




                                            By:


                                                     Name:


                                                     Title:

                                                                         ANNEX 1



Assigned Initial Loan and Term Loan      $
Commitment:

Assigned Term Loan:                      $

                                                                         ANNEX 2



Immediately
Before                     [Initial Loan]        [Term Loan
Effective Date:              [Term Loan]        Commitment]

Assignor:                     $                   $
Assignee:                     $                   $
On and After
Effective Date:
Assignor:                     $                   $
Assignee:                     $                   $

                                                                         ANNEX 3



                               AMOUNT (IN DOLLARS)